                                                                   EXHIBIT 10.12
CLOSING ITEM NO.: A-2

--------------------------------------------------------------------------------

         COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY

                                       AND

                          THE HUNTINGTON NATIONAL BANK
                                   AS TRUSTEE

                                   ----------

                                 TRUST INDENTURE

                                   ----------

                           DATED AS OF AUGUST 1, 2002

                                   ----------

  RELATING TO THE MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS (ANGIODYNAMICS, INC. PROJECT - LETTER OF CREDIT SECURED), SERIES 2002 ISSUED BY COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY IN THE AGGREGATE
                         PRINCIPAL AMOUNT OF $3,500,000.

--------------------------------------------------------------------------------

THIS INSTRUMENT IS INTENDED TO CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM
                    COMMERCIAL CODE OF THE STATE OF NEW YORK.

                                 TRUST INDENTURE

     THIS TRUST INDENTURE dated as of August 1, 2002 (the "Indenture") by and between COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York having an office for the transaction of business located at the 5 Warren Street, Glens Falls, New York 12801 (the "Issuer") and THE HUNTINGTON NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America having an office for the transaction of business located at Corporate Trust Department, 7 Easton Oval-EA4E63, Columbus, Ohio 43219, as trustee (the "Trustee") for the holders of the Issuer's Industrial Development Revenue Bonds (Angiodynamics, Inc. Project - Letter of Credit Secured), Series 2002 in the aggregate principal amount of $3,500,000 (the "Bonds") issued by the Issuer hereunder;

                                   WITNESSETH:

     WHEREAS, Title 1 of Article 18-A of the General Municipal Law of the State of New York (the "Enabling Act") was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York; and

     WHEREAS, the Enabling Act authorizes and provides for the creation of industrial development agencies for the benefit of the several counties, cities, villages and towns in the State of New York (the "State") and empowers such agencies, among other things, to acquire, construct, reconstruct, lease, improve, maintain, equip and dispose of land and any building or other improvement, and all real and personal properties, including, but not limited to, machinery and equipment deemed necessary in connection therewith, whether or not now in existence or under construction, which shall be suitable for manufacturing, warehousing, research, civic, commercial or industrial purposes, in order to advance the job opportunities, health, general prosperity and economic welfare of the people of the State and to improve their standard of living; and

     WHEREAS, the Enabling Act further authorizes each such agency to lease or sell any or all of its facilities, to issue its bonds, for the purpose of carrying out any of its corporate purposes and, as security for the payment of the principal and redemption price of and interest on any such bonds so issued and any agreements made in connection therewith, to mortgage and pledge any or all of its facilities, whether then owned or thereafter acquired, and to pledge the revenues and receipts from the lease or sale thereof to secure the payment of such bonds and interest thereon; and

     WHEREAS, the Issuer was created, pursuant to and in accordance with the provisions of the Enabling Act, by Chapter 862 of the Laws of 1971 of the State, as amended, constituting Section 890-C of the General Municipal Law (said Section and the Enabling Act being collectively referred to as the "Act") and is empowered under the Act to undertake the Project (as hereinafter defined) in order to so advance the job opportunities, health, general prosperity and economic welfare of the people of the State and improve their standard of living; and

     WHEREAS, in April, 2002, Angiodynamics, Inc. (the "Company") presented an application (the "Application") to the Issuer, which Application requested that the Issuer consider undertaking a project (the "Project") consisting of the following: (A)(i) the acquisition of an interest in a certain parcel or parcels of land located at 603 Queensbury Avenue, Town of Queensbury, County of Warren, State of New York (the "Land"), (ii) the acquisition thereon of an approximately 32,000 square foot facility (the "Existing Facility"), together with equipment therein (the "Existing Equipment"), (iii) the making of certain renovations to the Existing Facility (as so renovated, the "Facility") consistent with its present and authorized use, (iv) the construction of approximately 32,000 square feet of additions(s) to the Existing Facility, (v) the purchase of additional equipment (together with the Existing Equipment, the "Equipment" and, together with the Land and the Facility, the "Project Facility") and (B) the financing of a part of the cost of the foregoing by issuing its tax-exempt Industrial Development Revenue Bonds (the "Bonds") in an aggregate principal amount not to exceed $4,500,000.00, all pursuant to Title 1 of Article 18-A of the General Municipal Law of the State of New York (collectively, the "Act"), as amended, the proceeds of which may be applied to the costs of issuance, and, as necessary and appropriate, the provision of a debt service reserve fund, capitalized interest or other means of providing credit enhancement for the Bonds; and (C) to lease (with the option to purchase) and/or sell the Project Facility to the Company, all pursuant to the Act;

     WHEREAS, pursuant to Article 8 of the Environmental Conservation Law, Chapter 43-B of the Consolidated Laws of New York, as amended (the "SEQR Act"), and the regulations adopted pursuant thereto by the Department of Environmental Conservation of the State of New York, being 6 NYCRR Part 617, as amended (the "Regulations," and collectively with the SEQR Act, "SEQRA"), the Issuer has made a preliminary determination that the Project will not have a significant impact on the environment; and

     WHEREAS, by resolution adopted by the members of the Issuer on June 24, 2002 (the "Inducement Resolution"), the members of the Issuer agreed, subject to numerous conditions, including (A) all requirements of the SEQR Act that relate to the Project and (B) the public hearing and notice requirements and other procedural requirements contained in Section 859-a of the Act, to accept the Application and enter into a preliminary agreement (the "Preliminary Agreement") relating to the Project; and

     WHEREAS, pursuant to the authorization contained in a resolution of the Issuer dated May 20, 2002, the Executive Director of the Issuer (A) caused notice of a public hearing of the Issuer (the "Public Hearing") pursuant to
Section 859-a of the Act and Section 147(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to hear all persons interested in the Project and the Financial Assistance being contemplated by the Issuer with respect to the Project, to be mailed to the chief executive officers of the county and of each city, town, village and school district in which the Project Facility is to be located, (B) caused notice of the Public Hearing to be published on May 15, 2002, in The Post Star, a newspaper of general circulation available to residents of the Town of Queensbury, (C) conducted the Public Hearing on June 17, 2002 at 3:00 o'clock p.m., local time in the Board of Supervisers Chambers in the Warren County Municipal Center, Queensbury, New York, and (D) prepared a report of the Public Hearing (the "Report") which fairly summarized the views presented at said public hearing and distributed same to the members of the Issuer and to the County Legislature of both Warren and Washington County, New York (the "County Legislature"). By resolutions dated June 21, 2002 and July 17, 2002 (collectively, the "Public Approval"), the County Legislature of Washington County, and Warren County respectively, approved the issuance of the bonds for purposes of Section 147(f) of the Code; and

     WHEREAS, the Issuer, by resolution adopted by the members of the Issuer on July 15, 2002 (the "Bond Resolution"), determined to issue the Initial Bonds for the purpose of financing the costs of undertaking the Project; and

     WHEREAS, in connection with the issuance of the Initial Bonds and as a condition to the issuance thereof, the Issuer and the Company have entered into an installment sale agreement dated as of August 1, 2002 (the "Installment Sale Agreement") specifying the terms and conditions pursuant to which the Issuer agrees to acquire, construct and install the Project Facility, to appoint the Company as agent of the Issuer to undertake such acquisition, construction and installation of the Project Facility, and to sell the Project Facility to the Company; and

     WHEREAS, simultaneously with the issuance of the Initial Bonds, for the purpose of undertaking and completing the Project, the Issuer proposes to acquire from the Company all right, title and interest of the Company in the Project Facility pursuant to (a) a bill of sale dated as of August 1, 2002 (the "Bill of Sale to Issuer") from the Company, as grantor, to the Issuer, as grantee and (b) a deed dated as of August 1, 2002 (the "Deed to Issuer") from the Company and Issuer; and

     WHEREAS, as security for the Initial Bonds, the Company will enter into a reimbursement agreement dated as of August 1, 2002 (the "Reimbursement Agreement") with KeyBank National Association, a national banking association corporation organized and existing under the laws of the United States of America (the "Bank"), pursuant to which the Bank is to issue in favor of the Trustee an irrevocable transferable direct-pay letter of credit (the "Letter of Credit"), said Letter of Credit to be in a maximum amount (which shall decline at fixed intervals) equal to $3,500,000, plus an amount sufficient to cover accrued interest if necessary; and

     WHEREAS, as security for all amounts payable to the Bank pursuant to the Reimbursement Agreement, the Issuer and Company will grant to the Bank a mortgage Lien on and security interest in the Project Facility pursuant to a mortgage and security agreement dated as of August 1, 2002 (the "Mortgage") from the Issuer and the Company to the Bank; and

     WHEREAS, as security for the Bonds, the Issuer will assign to the Trustee certain of the Issuer's rights and remedies under the Installment Sale Agreement, including the right to receive installment purchase payments and other amounts payable thereunder, but not including the Unassigned Rights (as hereinafter defined), pursuant to a pledge and assignment dated as of August 1, 2002 (the "Pledge and Assignment") from the Issuer to the Trustee; and

     WHEREAS, the Company's obligation to make all installment purchase payments due under the Installment Sale Agreement, and to perform all obligations related thereto, and the Issuer's obligation to repay the Bonds, will be further secured by a guaranty dated as of August 1, 2002 (the "Guaranty") from the Company to the Trustee; and

     WHEREAS, the Trustee has the power to enter into this Indenture and to execute the trusts hereby created and in evidence thereof has joined in the execution hereof; and

     WHEREAS, the execution and delivery of this Indenture and the issuance of the Bonds under the Act as herein provided have been in all respects approved and duly and validly authorized by the Bond Resolution; and

     WHEREAS, the providing of the Project Facility is for a proper purpose, to wit, to promote the job opportunities, the health and the general prosperity and economic welfare of the inhabitants of the State pursuant to the provisions of the Act; and

     WHEREAS, the Issuer deems it appropriate and necessary that the proceeds of the sale of the Bonds shall be deposited with the Trustee, and that, upon satisfaction of the requirements set forth herein, in the Installment Sale Agreement and in the Reimbursement Agreement, the Trustee shall disburse such proceeds to pay the Cost of the Project (as hereinafter defined); and

     WHEREAS, the Bonds shall be payable solely from the Trust Revenues (as hereinafter defined), which include, without limitation, installment purchase payments made by the Company under the Installment Sale Agreement and payments made by the Bank pursuant to the Letter of Credit; and

     WHEREAS, the Issuer, by the terms of this Indenture and as security for the Bonds, will grant the Trustee a first priority security interest in the Trust Revenues; and

     WHEREAS, the Initial Bonds and the Trustee's certificate of authentication to be endorsed on the Initial Bonds are to be in substantially the forms attached hereto as Schedule I, and made a part hereof, as the case may be, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture; and

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal special obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid pledge of and Lien (as hereinafter defined) on the Trust Revenues herein pledged to the payment of the Bonds, have been done and performed, and the creation, execution and delivery of this Indenture, and the execution and issuance of the Initial Bonds, subject to the terms hereof, have in all respects been duly authorized;

                                GRANTING CLAUSES

     NOW, THEREFORE, the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure in the following order of priority, first, the payment of Debt Service Payments on, and the purchase price of, the Bonds according to their true intent and meaning, to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured and enforced and, second, the payment to the Bank and performance by the Company of its reimbursement and other obligations under the Reimbursement Agreement, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein and of the purchase and acceptance of the Bonds by the Bondholders and for other good and valuable consideration, the receipt of which is acknowledged, the Issuer has executed and delivered this Indenture and does hereby unto the Trustee and its successors and assigns, for the benefit of the holders and all future holders of the Bonds, GRANT A SECURITY INTEREST IN, PLEDGE AND ASSIGN the following (hereinafter referred to as the "Trust Estate"):

                                        I

     All right, title and interest of the Issuer in and to the Trust Revenues, including any payment made by the Bank pursuant to the Letter of Credit;

                                       II

     Any and all moneys and securities from time to time held by the Trustee under the terms of this Indenture, except (A) moneys on deposit in the Letter of Credit Account, the Redemption Premium Account and the Remarketing Proceeds Account of the Bond Fund and all moneys and investments therein (including without limitation the proceeds of the Credit Facility) deposited with or paid to the Trustee for the redemption of Bonds, notice of which has been duly given, or for the purchase of Tendered Bonds (as hereinafter defined) pursuant to this Indenture, and (B) moneys on deposit in the Rebate Fund (as hereinafter defined);

                                       III

     Any and all other Property (as hereinafter defined) of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder, by the Issuer or by anyone in its behalf or with its written consent in favor of the Trustee;

     This Indenture is also intended to constitute a security agreement under the Uniform Commercial Code of the State so that the Trustee shall have and may enforce a security interest, to secure payment of all sums due or to become due under the Bonds and this Indenture, in so much of the Property (as hereinafter defined) described in Granting Clauses I through III above as may be made subject to such a security interest, including the moneys held by the Trustee hereunder, such security interest to attach at the earliest moment permitted by law and also to include and attach to all additions and accessions thereto, all substitutions and replacements therefor and all proceeds and products thereof and proceeds of proceeds, and all other contract rights and general intangibles of the Issuer (except the Unassigned Rights, as hereinafter defined) obtained in connection with or relating to the Project Facility, as well as any and all items of property in the foregoing classifications which are hereafter acquired;

     SUBJECT, HOWEVER, to Permitted Encumbrances (as hereinafter defined);

     EXCEPTING THEREFROM, the Unassigned Rights (as hereinafter defined);

     TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby pledged and assigned, or agreed or intended so to be, unto the Trustee and its successors in said trust and to it and its assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth, and subject to the provisions hereof, (A) except as provided otherwise herein, first, for the equal and proportionate benefit, security and protection of all present and future Bondholders of the Bonds issued or to be issued under and secured by this Indenture, (B) for the enforcement of the payment of the Debt Service Payments on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture, and (C) to secure the performance and observance of and compliance with the covenants, agreements, obligations, terms and conditions of this Indenture, in each case, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of the Bonds or of authorization, issuance, sale, execution, authentication, delivery or maturity thereof, or otherwise, so that each Bond and all Bonds shall have the same right, lien and privilege under this Indenture and shall be secured equally and ratably hereby, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of the actual issue, sale or disposition of the Bonds, as though upon that date all of the Bonds were actually issued, sold and delivered to purchasers for value; and, second, for the benefit and security of the Bank with respect to the Company's obligations under the Reimbursement Agreement; provided, however, that the Bank shall have no right to take any action, other than provided in Article X hereof, to enforce its rights or interest in the Trust Estate prior to the payment of all Debt Service Payments on the Bonds;

     PROVIDED, HOWEVER, that (A) if the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity shall be well and truly paid, at the times and in the manner to which reference is made in the Bonds, according to the true intent and meaning thereof, or the outstanding Bonds shall have been paid and discharged in accordance with Article X hereof, and (B) if all of the covenants, agreements, obligations, terms and conditions of the Issuer under this Indenture shall have been kept, performed and observed and there shall have been paid to the Trustee, the Registrar, the Paying Agents and the Authenticating Agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, and (C) if the Company shall pay and perform or cause to be paid and performed all of its reimbursement and other obligations under the Reimbursement Agreement, then, upon such final payments and subject to the provisions of Article X hereof, this Indenture and the Lien upon the Property described in Granting Clauses I through III above and the pledge of the Trust Revenues and the rights assigned and security interests granted hereby shall cease, determine and be void (except as provided in Section 1003 hereof with respect to the survival of certain provisions hereof and except for the interests absolutely assigned in the Credit Facility Account, the Redemption Premium Account and the Remarketing Proceeds Account of the Bond
Fund), and thereupon the Trustee shall execute and deliver to the Person (as hereinafter defined) or Persons designated in Article X such instruments in writing as shall be requisite to satisfy the Lien hereof upon the Property described in Granting Clauses I through III above, and convey to the Person or Persons designated in Article X the moneys and other Property, if any, then held by the Trustee, except moneys held by the Trustee for the payment of interest on, premium, if any, and principal of the Bonds and except as expressly provided in this Indenture; otherwise, this Indenture shall be and remain in full force and effect, upon the trusts and subject to the covenants and conditions hereinafter set forth.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Lien on all of the Property described in Granting Clauses I through III above and all Trust Revenues, including without limitation the revenues, receipts and other moneys hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer hereby agrees and covenants with the Trustee and with the respective holders and owners, from time to time, of the Bonds, as follows:

                          [Balance of page left blank]

                                    ARTICLE I

                                   DEFINITIONS

SECTION 101. DEFINITIONS. The following words and terms used in this Indenture shall have the respective meanings set forth below unless the context or use indicates another or different meaning or intent:

     "Accountant" means an independent certified public accountant or a firm of independent certified public accountants selected by the Company and acceptable to the Bank.

     "Act" means Title 1 of Article 18-A of the General Municipal Law of the State, as amended from time to time, together with Chapter 862 of the Laws of 1971 of the State, as amended from time to time.

     "Act of Bankruptcy" means the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Bank, the Company or the Issuer under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

     "Additional Bonds" means any bonds issued by the Issuer pursuant to Section 214 of the Indenture.

     "Additional Facility" means any additional property financed with the proceeds of Additional Bonds.

     "Additional Project" means the purposes for which any Additional Bonds may be issued.

     "Affiliate" of any specified entity means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control", when used with respect to any specified entity, means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Alternate Credit Facility" means any direct pay letter of credit or other credit enhancement or support facility that has terms which are the same in all material respects (except for the term and maximum interest rate but including coverage of accrued interest on the Bonds for 98 days if the Bonds bear interest at the Weekly Rate or for 183 days if the Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate) as the then current Credit Facility and (A) shall have a term of not less than one year, (except if the Long-Term Rate shall then be in effect, the term of such Alternate Credit Facility shall not expire prior to (a) the first par redemption date plus 15 days or (b) the first redemption date plus 15 days if the Alternate Credit Facility covers the redemption premium) (B) shall be issued by a bank, a trust company or other financial institution or credit provider, and (C) with respect to which the Trustee shall have received the opinions required by Section 408(F) of the Indenture.

     "Applicable Laws" means all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all Governmental Authorities, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to or affect the Project Facility or any part thereof or the conduct of work on the Project Facility or any part thereof or to the operation, use, manner of use or condition of the Project Facility or any part thereof (the applicability of such statutes, codes, laws, acts, ordinances, orders, rules, regulations, directions and requirements to be determined both as if the Issuer were the owner of the Project Facility and as if the Company and not the Issuer were the owner of the Project Facility), including but not limited to (1)applicable building, zoning, environmental, planning and subdivision laws, ordinances, rules and regulations of Governmental Authorities having jurisdiction over the Project Facility, (2)restrictions, conditions or other requirements applicable to any permits, licenses or other governmental authorizations issued with respect to the foregoing, and (3) judgments, decrees or injunctions issued by any court or other judicial or quasi-judicial Governmental Authority.

     "Arbitrage Certificate" means the certificate dated the Closing Date for the Initial Bonds executed by the Issuer and relating to certain requirements set forth in Section 148 of the Code.

     "Authenticating Agent" means the Trustee and any agent so designated in and appointed pursuant to Section 204 of the Indenture.

     "Authorized Investments" means any of the following: (A) Government Obligations; (B)obligations issued or guaranteed by any state or political subdivision thereof rated A or higher by Moody's and by S&P; (C) open market commercial or finance paper of any corporation having a net worth in excess of $100,000,000 and which is rated either P-1 or A-1 or an equivalent by Moody's and S&P; (D) bankers' acceptances drawn on and accepted by commercial banks including the Trustee or its affiliates; (E) investments due within 12 months in certificates of deposit issued by, or bankers' acceptances of, the Trustee or its affiliates, or of banks or trust companies organized under the laws of the United States of America or any state thereof, which must have a reported capital and surplus of at least $25,000,000 in dollars of the United States of America; (F) bank repurchase agreements, including the Trustee's or its affiliate's, fully secured by obligations of the type described in (A) above;
(G) variable rate demand securities redeemable within 7 days or able to be tendered for remarketing or purchase upon no more than 7 days' notice and secured by a credit facility issued by a financial institution, which financial institution (or its corporate parent) maintains a long term debt rating assigned by Moody's and S&P which is not lower than the third highest long term debt category (without regard to numerical or other modifiers assigned within the category) by either Rating Service, or by both Rating Services, if rated by both Rating Services; and (H)shares of any so called "money market mutual fund", including any "money market mutual fund" which the Trustee or any of its affiliates provide services for a fee, whether as an investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise, which invests solely in obligations described in items (A) through
(G) above; and further provided that any such investment or deposit is not prohibited by law.

     "Authorized Newspaper" means a newspaper in English customarily published each Business Day and generally circulated in the Borough of Manhattan, City and State of New York.

     "Authorized Representative" means the Person or Persons at the time designated to act on behalf of the Issuer, the Bank or the Company, as the case may be, by written certificate furnished to the Issuer, the Company, the Bank and the Trustee containing the specimen signature of each such Person and signed on behalf of (A) the Issuer by its Chairman or Vice Chairman, or such other person as may be authorized by resolution of the members of the Issuer to act on behalf of the Issuer, (B) the Bank by a Vice President or an Assistant Vice President, or such other person as may be authorized by the board of directors of the Bank to act on behalf of the Bank, and (C) the Company by its President or any Vice President, or such other person as may be authorized by the board of directors of the Company to act on behalf of the Company.

     "Available Moneys" means, with respect to any date, (A) funds which (1) have been paid to the Trustee by the Issuer, the Company, any Affiliate of the Company, any Guarantor or any Insider of any of the foregoing and deposited into and held in a separate and segregated subaccount or subaccounts in the Redemption Premium Account of the Bond Fund in which no moneys not deposited on the same date were at any time held, (2) have been on deposit in the Redemption Premium Account of the Bond Fund for a period of at least one hundred twenty-three (123) consecutive days prior to such date, during and prior to which period no Event of Bankruptcy has occurred and (3) are represented by cash or its equivalent as of such date; (B) moneys drawn under the Letter of Credit and deposited directly into the Credit Facility Account of the Bond Fund; (C) the proceeds deposited directly into the Defeasance Account of the Bond Fund from the sale of refunding obligations other than, directly or indirectly, to the Issuer, the Company, any Guarantor, any Affiliate of the Company or any Guarantor or any Insider of any of them or any entity who at the time of the purchase of the Bonds, is a secured creditor of the Company or any Guarantor;
(D) proceeds deposited directly into the Remarketing Proceeds Account of the Bond Fund from the marketing or remarketing of Bonds to any purchaser other than, directly or indirectly, the Company, the Issuer, any Guarantor, any Affiliate of the Company or any Guarantor or any Insider of any of them or any entity who at the time of the purchase of the Bonds, is a secured creditor of the Company or any Guarantor; (E) proceeds from investment of the foregoing, provided such proceeds are retained in the Account in which they were earned; and (F) any other funds or payments so long as, in the opinion of reputable bankruptcy counsel, such payments will not constitute an avoidable preference under the standards set forth in the Bankruptcy Code.

     "Bank" means the Credit Facility Issuer.

     "Bank Documents" means the Letter of Credit, the Reimbursement Agreement, the Mortgage, the Bond Pledge Agreement, the Security Agreement and any other document now or hereafter executed by the Issuer, the Company or any Guarantor in favor of the Bank which affects the rights of the Bank in or to the Project Facility, in whole or in part, or which secures or guarantees any sum due under any Bank Document.

     "Bank Rate" means the rate of interest being charged to the Company by the Credit Facility Issuer under the Reimbursement Agreement.

     "Bankruptcy Code" means Title 11 of the United States Code, as it is amended from time to time.

     "Beneficial Owner" means, with respect to the Bonds, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

     "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Bonds which are held by the Depository under a book entry system.

     "Bill of Sale to Company" means the bill of sale from the Issuer to the Company conveying all of the Issuer's interest in the Project Facility to the Company, substantially in the form attached as Exhibit B to the Installment Sale Agreement.

     "Bill of Sale to Issuer" means the bill of sale delivered on the Closing Date from the Company to the Issuer conveying all of the Company's interest in the Project Facility to the Issuer.

     "Bond" or "Bonds" means, collectively, (A) the Initial Bonds and (B) any Additional Bonds.

     "Bond Counsel" means the law firm of Bond, Schoeneck & King, LLP, Albany, New York or such other attorney or firm of attorneys located in the State whose experience in matters relating to the issuance of obligations by states and their political subdivisions is nationally recognized and who are acceptable to the Issuer.

     "Bond Fund" means the fund so designated established pursuant to Section 401 (A) (2) of the Indenture.

     "Bond Payment Date" means each Interest Payment Date and each date on which principal, interest or premium, if any, shall be payable on the Bonds according to their terms and the Indenture, including without limitation, scheduled mandatory redemption dates, unscheduled mandatory redemption dates, optional redemption dates and Stated Maturity, so long as any Bonds shall be Outstanding.

     "Bond Pledge Agreement" means (A) the bond pledge agreement dated as of August 1, 2002 from the Company to the KeyBank National Association, as may be amended or supplemented from time to time, and (B) any similar bond pledge agreement by and between the Company and any Substitute Bank, as said bond pledge agreement may be amended or supplemented from time to time.

     "Bond Proceeds" means (A) with respect to the Initial Bonds, the amount paid to the Issuer by the initial purchasers of the Initial Bonds as the purchase price for the Initial Bonds and

(B) with respect to any Additional Bonds, the amount paid to the Issuer by the initial purchasers of the Additional Bonds as the purchase price for the Additional Bonds.

     "Bond Purchase Agreement" means the bond purchase agreement dated August 28, 2002 among the Issuer, the Company and the Underwriter.

     "Bond Rate" means with respect to any Bond, the applicable rate of interest on such Bond, as set forth in such Bond.

     "Bond Register" means the register maintained by the Bond Registrar in which, subject to such reasonable regulations as it, the Trustee or the Bond Registrar may prescribe, the Issuer shall provide for the registration of the Bonds and for the registration of transfers of the Bonds.

     "Bond Registrar" means the Trustee, acting in its capacity as bond registrar under the Indenture, and its successors and assigns as bond registrar under the Indenture.

     "Bond Resolution" means the resolution of the members of the Issuer duly adopted on July 15, 2002 authorizing the Issuer to undertake the Project, to issue and sell the Initial Bonds and to execute and deliver the Financing Documents to which the Issuer is a party.

     "Bond Year" means each one (1) year period ending on the anniversary of the Closing Date, or such other annual period provided for the computation of arbitrage rebate selected by the Company in the manner allowed under Section 148 of the Code.

     "Bondholder" or "Holder" or "Owner of the Bonds" means the registered owner of any Bond as indicated on the bond register maintained by the Bond Registrar, other than the registered owner of any Bond which has been purchased pursuant to
Section 304 of the Indenture and not surrendered for payment of the purchase price thereof.

     "Book Entry Bonds" means the Bonds held in Book Entry Form, with respect to which the provisions of Section 213 of the Indenture shall apply.

     "Book Entry Form" or "Book Entry System" means, with respect to the Bonds, a form or system, as applicable, under which (A) the Beneficial Ownership Interests may be transferred only through a book entry and (B) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Bondholder, with the physical Bond certificates "immobilized" in the custody of the Depository. The Book Entry System maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book entry interests in the Bonds.

     "Building Loan Agreement" means the Building Loan agreement dated as of August 1, 2002 by and between the Bank and the Company, as said building loan agreement may be amended or supplemented from time to time.

     "Business Day" means any day other than (A) a Saturday or Sunday, (B) a day on which the New York Stock Exchange is closed or (C) any day on which banks located in the city in which the principal corporate trust office of the Trustee is located, or city in which the office of the Credit Facility Issuer at which demands for payment are to be presented is located are required or authorized by applicable law to remain closed.

     "Certificate of Authentication" means the certificate of authentication in substantially the form attached to the forms of the Initial Bonds attached as
Schedule I to the Indenture.

     "Closing Date" means (A) with respect to the Initial Bonds, the date on which authenticated Initial Bonds are delivered to or upon the order of the Placement Agent and payment is received therefor by the Trustee on behalf of the Issuer, and (B) with respect to any Additional Bonds, the date on which such Additional Bonds are authenticated and delivered to the purchaser thereof and payment therefor is received by the Trustee on behalf of the Issuer.

     "Code" means the Internal Revenue Code of 1986, as amended, including, when appropriate, the statutory predecessor of said Code, and the applicable regulations (whether proposed, temporary or final) of the United States Treasury Department promulgated under said Code and the statutory predecessor of said Code, and any official rulings and judicial determinations under the foregoing applicable to the Bonds.

     "Company" means Angiodynamics, Inc., a business corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, to the extent permitted by Section 8.4 of the Installment Sale Agreement.

     "Completion Date" means the earlier of (A) August 1, 2005 or (B) the date of substantial completion of the Project Facility as evidenced in the manner provided in Section 4.4 of the Installment Sale Agreement.

     "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any Governmental Authority.

     "Construction Period" means the period (A) beginning on the Inducement Date and (B) ending on the Completion Date.

     "Continuing Disclosure Agreement" means, if required by Section 516 of the Indenture, the continuing disclosure agreement by and between the Company and the Trustee, as said continuing disclosure agreement may be amended or supplemented from time to time.

     "Conversion" means (A) any conversion from time to time in accordance with the terms of the Indenture of the Bonds from one Interest Rate Mode to another Interest Rate Mode and (B) the end of any Long-Term Rate Period.

     "Conversion Date" means the first date any Conversion becomes effective.

     "Conveyance Documents" means the Bill of Sale to Issuer and the Deed to Issuer.

     "Cost of the Project" means all those costs and items of expense enumerated in Section 4.3 of the Installment Sale Agreement.

     "Credit Facility" means the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to the provisions of the Indenture.

     "Credit Facility Account" means the special account so named established within the Bond Fund pursuant to Section 401(A)(2)(a) of the Indenture.

     "Credit Facility Issuer" means (A), initially, KeyBank National Association, a national banking association organized under the laws of the United States, as issuer of the initial Letter of Credit, and (B) in the event an Alternate Credit Facility is outstanding, the institution issuing such Alternate Credit Facility.

     "Debt Service Payment" means, with respect to any Bond Payment Date, (A) the interest payable on the Bonds on such Bond Payment Date, plus (B) the principal, if any, payable on the Bonds on such Bond Payment Date, plus (C) the premium, if any, payable on the Bonds on such Bond Payment Date, plus (D) the purchase price, if any, payable on the Bonds on such Bond Payment Date.

     "Deed to Issuer" means the deed dated as of August 1, 2002 from the Company to the Issuer.

     "Default Interest Rate" means a per annum rate of interest equal to the lesser of (A) the Prime Rate plus one percent (1%) per annum, or (B) the maximum permitted by law.

     "Defaulted Interest" shall have the meaning ascribed to such term in
Section 207(C) of the Indenture.

     "Depository" means The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State, or its nominee, or any other securities depository designated in any supplemental resolution of the Issuer to serve as securities depository for the Bonds that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a Book Entry System to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Book Entry Bonds.

     "Determination of Taxability" means, with respect to the Initial Bonds, (A) the enactment of legislation or the adoption of final regulations or a final decision, ruling or technical advice by any federal judicial or administrative authority which has the effect of requiring interest on the Initial Bonds to be included in the gross income of the Bondholders for federal income tax purposes (other than a Bondholder who is a "substantial user" of the Project or a "related person", as said quoted terms are used in Section 144 and Section 147(a) of the Code), (B) the receipt by the Trustee of a written opinion of Bond Counsel to the effect that interest on the Initial Bonds must be included in the gross income of the Bondholders for federal income tax purposes (other than a Bondholder who is a "substantial user" of the Project or a "related person", as said quoted terms are used in Section 144 and Section 147(a) of the
Code) or (C) the delivery to the Trustee of a written statement signed by an Authorized Representative of the Company to the effect that (1) the Company has exceeded or will exceed the maximum amount of capital expenditures permitted under Section 144(a)(4) of the Code or (2) the Company or another "test-period beneficiary" (as said quoted term is defined in Section 144(a)(10)(D) of the Code) has exceeded or will exceed the maximum amount of tax-exempt obligations permitted to be outstanding under Section 144(a)(10) of the Code; provided that no decision by any court or decision, ruling or technical advice by any administrative authority shall be considered final (A)unless the Bondholder involved in the proceeding or action giving rise to such decision, ruling or technical advice (1) gives the Company and the Trustee prompt notice of the commencement thereof and (2) offers the Company the opportunity to control the contest thereof, provided the Company shall have agreed to bear all expenses in connection therewith and to indemnify that Bondholder against all liabilities in connection therewith, and (B) until the expiration of all periods for judicial review or appeal.

     "Direct Participant" means a Participant as defined in the Letter of Representations.

     "Environmental Claim" shall mean, with respect to any person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) by any other person (including any governmental authority, citizens group or employee or former employee of such person) alleging, asserting or claiming any actual or potential: (a) violation of any Environmental Law, (b) liability under any Environmental Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, based on, or resulting from, the presence or release into the environment of any Hazardous Materials at any location, whether or not owned by such person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Bankruptcy" means the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceedings) by or against the Issuer, the Company, a Guarantor, any Affiliate of the Company or any Guarantor or any Insider of any of them as debtor, under any applicable bankruptcy, reorganization, insolvency or other similar law as now or hereafter in effect applicable to the Issuer, the Company, any Guarantor, any Affiliate of the Issuer, the Company or of any Guarantor or Insider of any of them.

     "Event of Default" means (A) with respect to the Indenture, any of those events defined as an Event of Default by the terms of Article VI of the Indenture, (B) with respect to the Installment Sale Agreement, any of those events defined as an Event of Default by the terms of Article X of the Installment Sale Agreement, and (C) with respect to any other Financing Document, any of those events defined as an Event of Default by the terms thereof.

     "Excess Earnings" means an amount equal to the sum of (A) plus (B), where
(A) is the excess of (1) the aggregate amount earned from the date of issuance of the Initial Bonds on all nonpurpose investments in which gross proceeds of the Bonds are invested (other than investments attributable to an excess described in this clause (1)), over (2) the amount that would have been earned if such nonpurpose investments (other than amounts attributable to an excess described in this clause (1)) had been invested at a rate equal to the yield on the Bonds; and (B)is any income attributable to the excess described in clause (1) of this definition. The sum of (A) plus (B) shall be determined in accordance with Section 148(f) of the Code. As used herein, the terms "gross proceeds", "nonpurpose investments" and "yield" have the meanings assigned to them for purposes of Section 148 of the Code.

     "Extraordinary Services" and "Extraordinary Expenses" means all reasonable services rendered and all reasonable expenses incurred by the Trustee or any paying agent under the Indenture, other than Ordinary Services and Ordinary Expenses, including, but not limited to, reasonable attorneys fees and any services rendered and any expenses incurred with respect to an Event of Default or with respect to the occurrence of an event which upon the giving of notice or the passage of time would ripen into an Event of Default under any of the Financing Documents.

     "Financing Documents" means the Bonds, the Indenture, the Installment Sale Agreement, the Mortgage, the Pledge and Assignment, the Building Loan Agreement, the Guaranty, the Tax Documents, the Conveyance Documents, the Bank Documents, the Remarketing Agreement and any other document now or hereafter executed by the Issuer, the Company, any Guarantor or the Bank in favor of the Bondholders, the Trustee or the Bank which affects the rights of the Bondholders, the Trustee or the Bank in or to the Project Facility, in whole or in part, or which secures or guarantees any sum due under the Bonds or any other Financing Document, each as amended from time to time, and all documents related thereto and executed in connection therewith.

     "Financial Institution" means (A) any national bank, banking corporation, trust company or other banking institution, whether acting in its individual or fiduciary capacity, organized under the laws of the United States, any state, any territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the Comptroller of the Currency or a comparable state or territorial official or agency; (B) an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, a territory or the District of Columbia; (C)an investment company registered under the Investment Company Act of 1940 or a business development company as described in Section 2(a)(48) of that Act; (D) an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, insurance company or registered investment company; or (E) institutional investors or other entities who customarily purchase commercial paper or tax-exempt securities in large denominations.

     "Governmental Obligations" means (A) direct obligations of the United States of America, (B) obligations unconditionally guaranteed by the United States of America and (C)securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (A) or (B).

     "Governmental Authority" means the United States of America, the State, any other state and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them.

     "Gross Proceeds" means one hundred percent (100%) of the proceeds of the transaction with respect to which such term is used, including, but not limited to, the settlement of any insurance claim or Condemnation award.

     "Guarantor" means the Company and any other guarantor of the obligations of the Company under the Reimbursement Agreement.

     "Guaranty" means the guaranty dated as of August 1, 2002 from the Company to the Trustee, as said guaranty may be amended or supplemented from time to time.

     "Hazardous Materials" means all hazardous materials including, without limitation, any flammable explosives, radioactive materials, radon, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum, petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as set forth in or regulated under or defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S. C. Sections 6901, et seq.), Articles 15 or 27 of the State Environmental Conservation Law, or in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule or regulation.

     "Immediate Notice" means notice transmitted through a time-sharing terminal, if operative as between any two parties, or if not operative, in writing or by telephone (promptly confirmed in writing).

     "Indebtedness" means (A) the payment of the Debt Service Payments on the Bonds according to their tenor and effect, (B) all other payments due from the Issuer or the Company to the Trustee or the Bank pursuant to the Installment Sale Agreement or any other Financing Document, (C) the performance and observance by the Issuer and the Company of all of the covenants, agreements, representations and warranties made for the benefit of the Trustee or the Bank pursuant to the Installment Sale Agreement or any other Financing Document, (D) the monetary obligations of the Company to the Issuer and its members, officers, agents, servants and employees under the Installment Sale Agreement and the other Financing Documents, and (E) all interest accrued on any of the foregoing.

     "Indenture" means the trust indenture dated as of August 1, 2002 by and between the Issuer and the Trustee, as said trust indenture may be amended or supplemented from time to time.

     "Independent Counsel" means an attorney or firm of attorneys duly admitted to practice law before the highest court of any state and approved by the Bank and not a full-time employee of the Company or the Issuer.

     "Indirect Participant" means a Person utilizing the book entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

     "Insider" means any entity referred to or described in accordance with the standards set forth in Section 101(31) of the Bankruptcy Code, assuming for this purpose that the Issuer, the Company, any Guarantor, or any Affiliate of any of them, as applicable, is a debtor, and any limited partner or limited liability company member thereof.

     "Inducement Date" means June 24, 2002.

     "Initial Bonds" means the Issuer's Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project - Letter of Credit Secured), Series 2002 in the aggregate principal amount of $3,500,000, issued pursuant to the Bond Resolution and Article II of the Indenture and sold by the Underwriter pursuant to the provisions of the Bond Purchase Agreement, and any Bonds issued in exchange or substitution thereof.

     "Installment Sale Agreement" means the installment sale agreement dated as of August 1, 2002 by and between the Issuer and the Company, as said installment sale agreement may be amended or supplemented from time to time.

     "Insurance and Condemnation Fund" means the fund so designated established pursuant to Section 401(A)(3) of the Indenture.

     "Interest Payment Date" means, (A) with respect to any Additional Bonds, the Interest Payment Dates on said Additional Bonds, as established pursuant to the supplemental Indenture authorizing issuance of said Additional Bonds, and
(B) with respect to the Initial Bonds, (1)while the Initial Bonds bear interest at the Weekly Rate, the first Thursday of each January, April, July and October, and (2) while the Initial Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate, February 1 and August 1 of each year. The first Interest Payment Date relating to the Initial Bonds shall be the Interest Payment Date in November, 2002. In any case, the final Interest Payment Date relating to the Initial Bonds shall be the Maturity Date of the Initial Bonds.

     "Interest Period" means, for all Bonds, the period from and including each Interest Payment Date to and including the day next preceding the next Interest Payment Date. The first Interest Period for the Initial Bonds shall begin on (and include) the date of the initial delivery of the Initial Bonds. The final Interest Period for a Bond shall end on the Maturity Date (or redemption date) for such Bond.

     "Interest Rate Mode" means the Weekly Rate, the Semi-Annual Rate or the Long-Term Rate.

     "Issuer" means (A) Counties of Warren and Washington Industrial Development Agency and its successors and assigns, and (B) any public benefit corporation or other public corporation resulting from or surviving any consolidation or merger to which Counties of Warren and Washington Industrial Development Agency or its successors or assigns may be a party.

     "Letter of Credit" means the irrevocable transferable direct-pay letter of credit dated the Closing Date, issued by the Bank in favor of the Trustee pursuant to the Reimbursement Agreement as security for the Initial Bonds, in a maximum amount (which shall decline at fixed intervals) equal to $3,575,179, said sum representing the aggregate of (A) the principal of the Initial Bonds Outstanding, plus (B) 98 days' interest on all Outstanding Initial Bonds (computed at an assumed interest rate of 8%).

     "Letter of Representations" means (A), with respect to the Initial Bonds, the letter of representations by and among the Issuer and the Depository relating to the Initial Bonds and any amendments or supplements thereto entered into with respect thereto, and (B), with respect to any Additional Bonds, any letter of representations by and among the Issuer, the Trustee and the Depository relating to the Additional Bonds, and any amendments or supplements thereto entered into with respect thereto.

     "Lien" means any interest in Property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, projections, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's and carriers' liens and other similar encumbrances affecting real property. For purposes hereof, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Lien Law" means the Lien Law of the State.

     "Long-Term Rate" means the Interest Rate Mode for the Initial Bonds in which the interest rate on the Initial Bonds is determined in accordance with
Section 209(C)(3) of the Indenture.

     "Long-Term Rate Period" means any period beginning on, and including, the Conversion Date to the Long-Term Rate and ending on, and including, the day preceding the Interest Payment Date selected by the Company in accordance with the requirements of Section 209(D) of the Indenture and each period of the same duration (or as close as possible) ending on the day preceding an Interest Payment Date thereafter until the earliest of the day preceding the change to a different Long-Term Rate Period, the Conversion to a different Interest Rate Mode or the maturity of the Bonds.

     "Mandatory Tender" means the mandatory tender of Bonds by the owner thereof upon (A) a Conversion pursuant to Section 209(B)(2)(e) of the Indenture, or (B) the delivery by the Company of an Alternate Credit Facility pursuant to Section 304 of the Indenture.

     "Maturity Date" means, with respect to any Bond, the final Stated Maturity of the principal of such Bond.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

     "Mortgage" means the mortgage and security agreement dated as of August 1, 2002 from the Company and the Issuer to the Bank granting the Bank a lien on the Project Facility as additional security for the obligations of the Company to the Bank pursuant to the Reimbursement Agreement, as said mortgage may be amended to supplemented from time to time.

     "Net Proceeds" means so much of the Gross Proceeds with respect to which that term is used as remain after payment of all fees for services, expenses, costs and taxes (including attorneys' fees) incurred in obtaining such Gross Proceeds.

     "Non-Qualifying Alternate Credit Facility" means an Alternate Credit Facility which is not a Qualifying Alternate Credit Facility.

     "Office of the Trustee" means the corporate trust office of the Trustee specified in Section 1103 of the Indenture, or such other address as the Trustee shall designate pursuant to Section 1103 of the Indenture.

     "Optional Redemption Premium" means the maximum applicable premium payable upon an optional redemption of the Bonds after the Conversion Date, as determined by the Remarketing Agent pursuant to Section 301(B)(2) of the Indenture.

     "Ordinary Services" and "Ordinary Expenses" means those reasonable services normally rendered with those reasonable expenses, including reasonable attorneys' fees, normally incurred by a trustee or a paying agent, as the case may be, under instruments similar to the Indenture.

     "Outstanding" means, when used with reference to the Bonds as of any date, all Bonds which have been duly authenticated and delivered by the Trustee under the Indenture, except:

     (A) Bonds theretofore canceled or deemed cancelled by the Trustee or theretofore delivered to the Trustee for cancellation;

     (B) Bonds for the payment or redemption of which moneys or Government Obligations shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bonds); provided that, if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

     (C) Bonds in lieu of or in substitution for which other Bonds have been authenticated and delivered under the Indenture.

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company (unless all of the outstanding Bonds are then owned by the Company) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee established to the satisfaction of the Bond Registrar the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company. If the Indenture shall be discharged pursuant to Article X thereof, no Bonds shall be deemed to be Outstanding within the meaning of this definition.

     "Participant" shall have the meaning assigned to such term in the Letter of Representations.

     "Paying Agent" or "Co-Paying Agent" means any national banking association, federal savings bank, bank and trust company or trust company appointed by the Company and meeting the qualifications of, and subject to the obligations of, the Trustee in Article XI hereof. "Principal Office" of any Paying Agent shall mean the office thereof designated in writing to the Trustee.

     "Permitted Encumbrances" means (A) utility, access and other easements, rights of way, restrictions, encroachments and exceptions that benefit or do not materially impair the utility or the value of the Property affected thereby for the purposes for which it is intended, (B)mechanics', materialmen's, warehousemen's, carriers' and other similar Liens to the extent permitted by
Section 8.8(B) of the Installment Sale Agreement, (C) Liens for taxes, assessments and utility charges (1) to the extent permitted by Section 6.2(B) of the Installment Sale Agreement, or (2) at the time not delinquent, (D) any Lien on the Project Facility obtained through any Financing Document, and (E) any Lien on the Project Facility in favor of the Trustee or the Bank, or (F) any lien on the Project Facility approved in writing by the Bank (or, if the Bank is in default under the then current Credit Facility, the Trustee).

     "Person" means an individual, partnership, corporation, trust, unincorporated organization or Governmental Authority.

     "Plans and Specifications" means with respect to the Issuer, the description of the Project Facility appearing in the fifth recital clause to the Indenture and the Installment Sale Agreement.

     "Pledge and Assignment" means the pledge and assignment dated as of August 1, 2002 from the Issuer to the Trustee, pursuant to which the Issuer has assigned to the Trustee its rights under the Installment Sale Agreement (except the Unassigned Rights), as said pledge and assignment may be amended or supplemented from time to time.

     "Pledged Bonds" means any Bond at any time purchased, in whole or in part, with the proceeds of a draw on the Letter of Credit upon tender of such Bond and held by the Trustee as nominee for the Bank pursuant to the provisions of
Section 305 of the Indenture.

     "Predecessor Bonds" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for purposes of this definition, any Bond authenticated and delivered under Section 205 of the Indenture in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

     "Prime Rate" shall mean the KeyBank National Association Prime Rate, which is that per annum interest rate announced from time to time publicly by the Bank as a reference rate for determining interest rates charged on certain loans, but is not necessarily the lowest rate at which the Bank lends. Any change in the Prime Rate shall be effective on the date such rate is raised or lowered at the Bank, with or without notice to the Company.

     "Principal Payment Date" means, the dates for the payment of principal on the Bonds in accordance with the Company's irrevocable notice of optional redemption delivered to the Trustee on the Closing Date, which shall occur quarterly in each year on the Interest Payment Date of the first day of February, May, August and November of each year in the manner as set forth in the Reimbursement Agreement.

     "Project" shall have the meaning set forth in the fifth recital clause to the Indenture and the Installment Sale Agreement.

     "Project Costs" means Costs of the Project.

     "Project Facility" means all materials, machinery, equipment, fixtures or furnishings intended to be acquired with the proceeds of the Bonds or any payment made by the Company pursuant to Section 4.5 of the Installment Sale Agreement, and such substitutions and replacements therefor and additions thereto as may be made from time to time pursuant to the Installment Sale Agreement, including, without limitation, all of the Property described in Exhibit A attached to the Installment Sale Agreement.

     "Project Fund" means the fund so designated established pursuant to Section 401(A)(1) of the Indenture.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Purchase Date" means (A) if the Interest Rate Mode is the Weekly Rate, any Business Day as set forth in Section 304(A)(1) and Section 304(A)(4) of the Indenture, respectively, (B) if the Interest Rate Mode is the Semi-Annual Rate, any Interest Payment Date, (C) if the Interest

Rate Mode is the Long-Term Rate, the final Interest Payment Date for each Long-Term Rate Period, and (D) each day that Bonds are subject to mandatory purchase pursuant to Section 304(B) of the Indenture.

     "Purchase Price" means an amount equal to one hundred percent (100%) of the principal amount of any Bond tendered or deemed tendered pursuant to Section 304 or Section 305 of the Indenture, plus accrued and unpaid interest thereon to the Purchase Date.

     "Qualifying Alternate Credit Facility" means an Alternate Credit Facility in connection with which the Trustee shall have received (A), if the Bonds are then rated by a Rating Service, written evidence (or such other evidence satisfactory to the Trustee) from the Rating Service then rating the Bonds to the effect that such Rating Service has reviewed the proposed Alternate Credit Facility and that the substitution of the Alternate Credit Facility will not, by itself, result in (1) a permanent withdrawal of its rating of the Bonds or (2) the reduction of the current rating of the Bonds, or (B) if the Bonds are not then rated by a Rating Service, written evidence (or such other evidence satisfactory to the Trustee) that the Alternate Credit Facility would be issued by a Credit Facility Issuer which, or the parent corporation of which, has a long-term debt rating assigned by a Rating Service which is equal to or better than the rating of the Credit Facility Issuer being replaced.

     "Rate Period" means any period during which a single interest rate is in effect for a Bond.

     "Rating Service" means Moody's, if the Bonds are rated by Moody's at the time, and/or S&P, if the Bonds are rated by S&P at the time, and their successors and assigns.

     "Rebate Amount" as of any date means the Excess Earnings as of such date, or such other amount as may be due to the United States pursuant to Section 148(f) of the Code.

     "Rebate Fund" means the fund so designated established pursuant to Section 401(A)(4) of the Indenture.

     "Rebate Fund Earnings Subaccount" means the special account so designated within the Rebate Fund established pursuant to Section 401(A)(4)(b) of the Indenture.

     "Rebate Fund Principal Subaccount" means the account so designated within the Rebate Fund established pursuant to Section 401(A)(4)(a) of the Indenture.

     "Record Date" means, as the case may be, the applicable Regular Record Date or Special Record Date.

     "Redemption Price" means, when used with respect to a Bond, the principal amount thereof plus the applicable premium, if any, payable upon the prior redemption thereof pursuant to the provisions of the Indenture and such Bond.

     "Redemption Premium Account" means the Redemption Premium Account created under Section 405 of the Indenture.

     "Regular Record Date" means, with respect to any Interest Period, the close of business on the last Business Day of such Interest Period.

     "Reimbursement Agreement" means the Reimbursement Agreement dated as of August 1, 2002 between the Company and KeyBank National Association, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Company with a Credit Facility Issuer setting forth the obligations of the Company to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of the Indenture.

     "Related Person" means any Person constituting a "related person" within the meaning ascribed to such quoted term in Section 144(a)(3) of the Code, except when used in connection with the phrase "substantial user", in which case the phrase "Related Person" shall have the meaning set forth in Section 147(a) of the Code.

     "Remarketing Agent" means McDonald Investments Inc. and its successors as provided in Section 718 of the Indenture. "Principal Office" of the Remarketing Agent means the office designated as such in writing to the Company, the Trustee and the Tender Agent.

     "Remarketing Agreement" means the remarketing agreement dated as of August 1, 2002 by and among the Company, the Issuer and the Remarketing Agent, as said remarketing agreement may be amended or supplemented from time to time, and any remarketing agreement between the Company and a successor Remarketing Agent.

     "Remarketing Proceeds Account" means the Remarketing Proceeds Account created under Section 405 of the Indenture.

     "Request for Disbursement" means a request from the Company, as agent of the Issuer, stating the amount of the disbursement sought and containing the statements, representations and other items required by Section 4.3 of the Installment Sale Agreement, the Reimbursement Agreement and the Indenture, in substantially the form of Exhibit C attached to the Indenture.

     "Requirement" or "Local Requirement" means any law, ordinance, order, rule or regulation of a Governmental Authority or a local authority, respectively.

     "Revenues" means (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on, the Bonds (i) by the Company as required under the Installment Sale Agreement, (ii) upon deposit in the Bond Fund from the proceeds of the Bonds, and (iii) by the Credit Facility Issuer under a Credit Facility, and (b) investment income with respect to any moneys held by the Trustee in the Bond Fund. The term "Revenues" does not include any moneys or investments in the Rebate Fund.

     "Sales Tax Exemption Letter" shall have the meaning assigned to such term in Section 8.14 of the Installment Sale Agreement.

     "Security Agreement" means the security agreement dated as of August 1, 2002 from the Company to the Bank, as paid security agreement may be amended or supplemented from time to time.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Semi-Annual Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined in accordance with Section 209(C)(3).

     "Semi-Annual Rate Period" means any period beginning on, and including, the Conversion Date to the Semi-Annual Rate and ending on, and including, the day preceding the next Interest Payment Date thereafter and each successive six (6) month period thereafter until the day preceding Conversion to a different Interest Rate Mode or the maturity of the Bonds.

     "SEQRA" means Article 8 of the Environmental Conservation Law of the State and the statewide and local regulations thereunder.

     "Special Record Date" means a date for the payment of any Defaulted Interest on the Bonds fixed by the Trustee pursuant to Section 207(C) of the Indenture.

     "Standard & Poor's" means Standard & Poor's Ratings Group, a New York corporation, its successors and assigns, and, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

     "State" means the State of New York.

     "Stated Maturity" means, when used with respect to any Bond or any installment of interest or principal thereon, the date specified in such Bond as the fixed date on which the principal of such Bond or such installment of interest on such Bond is due and payable.

     "Substitute Bank" means the issuer of any Alternate Credit Facility.

     "Tax Documents" means, collectively, (A) with respect to the Initial Bonds, the Arbitrage Certificate and the Tax Regulatory Agreement and (B) with respect to any Additional Bonds, any similar documents executed by the Issuer and/or the Company in connection with the issuance of such Additional Bonds.

     "Tax Incidence Date" means, with respect to any recipient of interest paid or payable on the Bonds, the first such date of the period for which any interest paid or payable on the Bonds was or is includable in the gross income of such recipient thereof for purposes of income taxation under the laws of the United States, without regard to whether or not any such recipient exercised any or all of the rights or remedies granted such recipient by the Financing Documents or by law.

     "Tax Regulatory Agreement" means the tax regulatory agreement dated the Closing Date executed by the Company in favor of the Issuer and the Trustee, with a certificate of the Placement Agent attached thereto, regarding, among other things, the restrictions prescribed by the Code in order for interest on the Initial Bonds to remain excludable from gross income for federal income tax purposes.

     "Tender Agent" means the initial and any successor tender agent appointed in accordance with Section 716 of the Indenture. "Principal Office" of the Tender Agent means the office thereof designated as such in writing to the Trustee, the Company and the Remarketing Agent.

     "Tendered Bond" means any Bond or portion thereof which is the subject of
(A) a demand from the Owner thereof that such Bond be purchased pursuant to
Section 304(A) of the Indenture or (B) a mandatory purchase pursuant to Section 304(B) of the Indenture.

     "Termination of Installment Sale Agreement" means a termination of the Installment Sale Agreement by and between the Company, as purchaser, and the Issuer, as seller, intended to evidence the termination of the Installment Sale Agreement, substantially in the form attached as Exhibit C to the Installment Sale Agreement.

     "Trust Estate" means all Property which may from time to time be subject to a Lien in favor of the Trustee created by the Indenture or any other Financing Document.

     "Trust Revenues" means (A) all payments of installment purchase payments made or to be made by or on behalf of the Company under the Installment Sale Agreement (except payments made with respect to the Unassigned Rights), (B) all other amounts pledged to the Trustee by the Issuer or the Company to secure the Bonds or performance of their respective obligations under the Installment Sale Agreement and the Indenture, (C) the Net Proceeds (except proceeds with respect to the Unassigned Rights) of insurance settlements and Condemnation awards with respect to the Project Facility, (D) all payments received by the Trustee under the Letter of Credit, (E) moneys and investments held from time to time in each fund and account established under the Indenture and all investment income thereon, except (1)moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of which has been duly given, (2) moneys deposited with the Trustee or the Tender Agent for the purchase of Tendered Bonds, and (3) as specifically otherwise provided, and (F) all other moneys received or held by the Trustee for the benefit of the Bondholders pursuant to the Indenture. Notwithstanding anything to the contrary, amounts held in the Rebate Fund shall not be considered Trust Revenues and shall not be subject to the Lien of the Indenture, and amounts held therein shall not secure any amount payable on the Bonds.

     "Trustee" means The Huntington National Bank, a national banking association organized and existing under the laws of the United States of America, or any successor trustee or co-trustee acting as trustee under the Indenture.

     "Unassigned Rights" means (A) the rights of the Issuer granted pursuant to Sections 2.2, 3.2, 3.3, 4.1(B), 4.1(D), 4.1(E)(2), 4.1(F), 4.1(G), 5.2(A),
5.2(D), 5.3(B)(2), 5.3(B)(3), 5.4(A), 5.4(B), 6. 1(A), 6. 1(B), 6.3, 6.4, 6.5,
6.6, 7.1, 7.2, 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.11,

8.15, 8.16, 9.1, 9.3, 9.4, 11.1, 11.4, 11.8 and 11.10 of the Installment Sale
Agreement, (B) the moneys due and to become due to the Issuer for its own account or the members, officers, agents (other than the Company) and employees of the Issuer for their own account pursuant to Sections 2.2(F), 3.3, 4. 1(F), 5.3(B)(2), 5.3(C), 6.4(B), 8.2, 10.2 and 10.4 of the Installment Sale Agreement,
(C) the rights of the Issuer under Section 6.6 of the Installment Sale Agreement, and (D) the right to enforce the foregoing pursuant to Article X of the Installment Sale Agreement. Notwithstanding the preceding sentence, to the extent the obligations of the Company under the Sections of the Installment Sale Agreement listed in (A), (B), (C) and (D) above do not relate to the payment of moneys to the Issuer for its own account or to the members, officers, directors, agents (other than the Company) and employees of the Issuer for their own account, such obligations, upon assignment of the Installment Sale Agreement by the Issuer to the Trustee pursuant to the Pledge and Assignment, shall be deemed to and shall constitute obligations of the Company to the Issuer, the Trustee and the Bank, jointly and severally, and either the Issuer, the Trustee or the Bank may commence an action to enforce the Company's obligations under the Installment Sale Agreement.

     "Underwriter" means McDonald Investments Inc., a Key Corp Company, as underwriter for the Initial Bonds.

     "Weekly Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined weekly in accordance with Section 209(C)(3) of the Indenture.

     "Weekly Rate Period" means the period beginning on, and including, the date of issuance of the Bonds, and ending on, and including, the next Wednesday (except if the date of issuance of the Bonds is a Wednesday then the first Weekly Rate Period shall begin and end on such Wednesday) and thereafter the period beginning on, and including, any Thursday and ending on, and including, the next Wednesday.

SECTION 102. INTERPRETATION. (A) In this Indenture, unless the context otherwise requires:

     (1) the terms "hereby", "hereof", "hereto", "herein", "hereunder", and any similar terms, as used in this Indenture, refer to this Indenture, and the term "heretofore" shall mean before, and the term "hereafter" shall mean after, the date of this Indenture;

     (2) words of the masculine gender shall mean and include correlative words of the feminine and neuter genders;

     (3) words importing the singular number shall mean and include the plural number, and vice versa;

     (4) any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall neither constitute a part of this Indenture nor affect its meaning, construction or effect;

     (5) words importing the redemption or redeeming of a Bond or the calling of a Bond for redemption do not include or connote the payment of such Bond at its Stated Maturity or the purchase of said Bond;

     (6)  all references to time in this document refer to New York City time;
and

     (7) any certificates, letters or opinions required to be given pursuant to this Indenture shall mean a signed document attesting to or acknowledging the circumstances, representations, opinions of law or other matters therein stated or set forth or setting forth matters to be determined pursuant to this Indenture.

     (B) Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any persons, other than the Issuer, the Trustee, the Bank and the holders of the Bonds, any right, remedy or claim under or by any reason of this Indenture or any covenant, condition or stipulation thereof. All the covenants, stipulations, promises and agreements herein contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Issuer, the Trustee, the Bank and the holders of the Bonds.

     (C) If any one or more of the covenants or agreements provided herein on the part of the Issuer or the Trustee to be performed shall, for any reason, be held or shall, in fact, be inoperative, unenforceable or contrary to law, in any particular case, such circumstance shall not render the provision in question inoperative or unenforceable in any other case or circumstance. Further, if any one or more of the phrases, sentences, clauses, paragraphs or sections herein should be contrary to law, then such covenant or covenants or agreement or agreements shall be deemed separable from the remaining covenants and agreements hereof and shall in no way affect the validity of the other provisions of this Indenture or of the Bonds.

SECTION 103. CONDITIONS PRECEDENT SATISFIED. All acts, conditions and things required by law to exist, happen and be performed precedent to and in connection with the execution and entering into of this Indenture have happened and have been performed in regular and due time, form and manner as required by law, and the parties hereto are now duly empowered to execute and enter into this Indenture.

                          [Balance of page left blank]

                                   ARTICLE II

                                    THE BONDS

SECTION 201. RESTRICTION ON ISSUANCE OF BONDS. No Bonds may be authenticated and issued under the provisions of this Indenture except in accordance with this
Article II. Except as provided in Section 205 and Section 214 hereof, the total aggregate principal amount of Bonds that may be issued and authenticated hereunder is expressly limited to $3,500,000.

SECTION 202. LIMITED OBLIGATIONS. (A) The Bonds, together with the premium, if any, and the interest thereon, shall be limited obligations of the Issuer payable, with respect to the Issuer, solely from the Trust Revenues, which Trust Revenues are hereby pledged and assigned for the equal and ratable payment of all sums due under the Bonds, and shall be used for no other purpose than to pay the principal of, premium, if any, on and interest on the Bonds except as may be otherwise expressly provided herein.

     (B) THE BONDS ARE NOT AND SHALL NOT BE A DEBT OF THE STATE OR OF THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK AND NEITHER THE STATE NOR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK SHALL BE LIABLE THEREON. THE BONDS DO NOT GIVE RISE TO A PECUNIARY LIABILITY OR CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OR OF THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK.

     (C) No recourse shall be had for the payment of the principal of, or the premium, if any, or the interest on, any Bond or for any claim based thereon or on this Indenture against any past, present or future member, officer, employee or agent (other than the Company), as such, of the Issuer or of any predecessor or successor corporation, either directly or through the Issuer or otherwise, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

SECTION 203. EXECUTION. (A) The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of its Chairman or its Vice Chairman, and the Issuer's corporate seal, or a reproduction thereof, shall be impressed, imprinted or otherwise reproduced thereon and attested by the manual or facsimile signature of its Secretary or its Assistant Secretary. All such facsimile signatures shall have the same force and effect as if said officers had manually signed the Bonds. The reproduction of the Issuer's corporate seal on the Bonds shall have the same force and effect as if the Issuer's corporate seal had been impressed on the Bonds.

     (B) In case any officer of the Issuer whose signature shall appear on any Bond shall cease to be such officer before the delivery of such Bond or the issuance of a new Bond following a transfer or exchange, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until delivery.

SECTION 204. AUTHENTICATION. (A)Only such Bonds as shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in the form of Bond attached hereto as Schedule I duly executed by the manual signature of an authorized officer of the Trustee or its Authenticating Agent shall be entitled to any right or benefit under this Indenture.

No Bonds shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee or its Authenticating Agent; and such executed Certificate of Authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Certificate of Authentication executed by the Trustee or its Authenticating Agent on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer of the Trustee or its Authenticating Agent, as the case may be, but it shall not be necessary that the same person sign the Certificate of Authentication on all of the Bonds.

     (B) If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with the registration of transfers and exchanges under Section 206 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee". The Trustee shall, however, itself authenticate all Bonds upon their initial issuance and any Bonds issued in substitution for other Bonds pursuant to Sections 205 and 208 hereof. The Trustee shall be entitled to be reimbursed for payments made to any Authenticating Agent as reasonable compensation for its services.

     (C) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 206 hereof, without the execution or filing or the taking of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     (D) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Company and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all owners of Bonds as the names and addresses of such owners appear on the Bond Register.

SECTION 205. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. (A) In the event any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee may authenticate a new Bond, executed by the Issuer as provided in
Section 203 hereof, of like maturity, interest rate and denomination as the Bond so mutilated, lost, stolen or destroyed. Any mutilated Bond shall first be surrendered to the Trustee; and in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Trustee evidence of such loss, theft or destruction satisfactory to the Trustee, together with indemnity satisfactory to the Trustee. The Issuer or the Trustee may charge the holder or owner of such Bond a sum sufficient to cover any tax or other governmental charge in connection with such exchange or substitution of such new Bond, together with any other reasonable fees and expenses incurred by the Issuer or the Trustee in connection therewith.

     (B) Every Bond issued pursuant to the provisions of this Section 205 shall be equally and proportionately entitled to the benefits of this Indenture with all other Bonds secured by this Indenture. However, the Trustee shall not be required to treat both the original Bond and any Bond issued in lieu thereof as being Outstanding for purposes of determining the principal amount of Bonds Outstanding under this Indenture or for the purpose of determining any percentage of Bonds Outstanding hereunder, but both the original Bond and the Bond issued in lieu thereof shall be treated as one and the same.

     (C) Notwithstanding any other provision of this Section 205, in lieu of delivering a new Bond for a Bond which has been mutilated, lost, stolen or destroyed and which has matured, upon receipt of evidence of such mutilation, loss, theft or destruction and indemnity satisfactory to the Trustee, the Trustee may make payment for such Bond.

     (D) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instrument or investment or other securities without their surrender.

SECTION 206. TRANSFER AND EXCHANGE OF BONDS; PERSONS TREATED AS OWNERS. (A) All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

     (B) The Company shall designate one or more persons to act as Bond Registrar for the Bonds, provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 708(B) hereof. The Trustee is designated and agrees to act as Bond Registrar for the Bonds. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee.

     (C) The Bond Registrar shall act as registrar and transfer agent for the Bonds. The Bond Registrar shall cause a Bond Register to be kept on behalf of the Issuer at an office of the Bond Registrar in which, subject to such reasonable regulations as it, the Trustee, the Authenticating Agent or the Issuer may prescribe, the Bond Registrar shall provide for the registration of transfers of Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is to be kept. If the Bond Registrar is the Trustee, such location shall be the Office of the Trustee.

     (D) Except as provided in Section 213 hereof, any Bond, upon the surrender of such Bond to the Bond Registrar for registration of transfer, may be transferred, but only upon delivery to the Bond Registrar of an assignment duly executed by the registered owner or his duly authorized legal representative in the form imprinted on the Bond or in such other form as shall be satisfactory to the Bond Registrar. In the event of the appointment of a Tender Agent, other than the Trustee, such Tender Agent may act as co-bond registrar with respect to Tendered Bonds.

     (E) Except as otherwise provided in Section 206(I) or Section 213 hereof, upon receipt of such Bond and upon satisfaction of the conditions set forth in
Section 206(D) and Section 206(F) hereof, the Bond Registrar shall immediately record the transfer of such Bond on the Bond Register and cause the transferee or transferees to be the registered owner of such Bond. Upon any such registration of transfer, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in exchange for such Bond one or more new Bonds, executed by the Issuer as provided in Section 203 hereof, registered in the name of the designated transferee thereof, of any denomination or denominations authorized by this Indenture and for the same aggregate principal amount as the Bond or Bonds surrendered for transfer.

     (F) At the option of the registered owner, Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

     (G) No service charge shall be made for any transfer or exchange of Bonds, but in all cases in which Bonds shall be transferred or exchanged hereunder, the Issuer, the Bond Registrar or the Trustee may make a charge for every transfer or exchange of Bonds sufficient to reimburse them for any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, and such charge shall be paid before any such new Bond shall be delivered.

     (H) The Person in whose name any Bond shall be registered shall be deemed and regarded as the absolute Owner thereof for all purposes, and payment of or on account of the principal of, or the premium if any or interest on, any such Bond shall be made only to or upon the order of the registered Holder thereof or his duly authorized legal representative, subject to the terms of Section 207(C) hereof. Such registration may be changed only as provided in this Section 206, and no other notice to the Issuer or the Trustee shall affect the rights or obligations with respect to the transference of any Bond or be effective to transfer any Bond. All payments to the Person in whose name any Bond shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     (I) Neither the Issuer, the Trustee nor the Bond Registrar shall be required to register or otherwise make any such transfer or exchange of (1) any Bond during the fifteen (15) days next preceding a Bond Payment Date or (2) any Bond selected for redemption in whole or in part under Article III hereof or (3), other than as provided pursuant to Article III hereof, any Bond with respect to which the Owner thereof has submitted a demand for purchase in accordance with Section 304(A) hereof or which has been purchased pursuant to Section 304(B) hereof; provided, however, that in the event of a Bond selected for redemption in part, nothing in this subsection shall prohibit exchange of the remaining portion of such Bond redeemed in part for a new Bond with a reduced principal amount or the transfer or exchange of any such new Bond.

     (J) The Bond Registrar shall forthwith following each Regular Record Date and at any other time as reasonably requested by the Trustee, the Tender Agent or the Remarketing Agent, certify and furnish to the Trustee, the Tender Agent, the Remarketing Agent and any Paying Agent as the Trustee shall specify, the names, addresses, and holdings of Bondholders and any other relevant information reflected in the Bond Register, and the Trustee, the Tender Agent, the Remarketing Agent and any such Paying Agent shall for all purposes be fully entitled to rely upon the information so furnished to them and shall have no liability or responsibility in connection with the preparation thereof.

SECTION 207. PAYMENT PROVISIONS. (A) Payment of the principal of, premium, if any, on and interest on the Bonds shall be made in coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, at the Principal Office of any Paying Agent, including funds evidenced by wire transfer.

     (B) Except as otherwise provided in Section 213 hereof, interest on any Bond which is payable, and which is punctually paid or duly provided for, on any Bond Payment Date shall be paid to the Person appearing on the bond register as the Holder of that Bond (or one or more Predecessor Bonds) at the close of business on the Regular Record Date, by check or draft of the Trustee mailed by the Trustee on such Bond Payment Date to such Holder at his address as it appears on the bond register; provided that, at the option of any Holder of Bonds in an aggregate principal amount of $250,000 or greater, the Trustee shall cause such amounts to be transmitted on such Bond Payment Date by wire transfer at such Holder's written request to the bank account number of such Holder specified in such request and entered by the Bond Registrar on the Bond Register, provided such Holder has delivered adequate instructions regarding same to the Bond Registrar and to the Trustee at least one Business Days prior to the corresponding Record Date.

     (C) Any interest any Bond which is payable, but is not punctually paid or duly provided for, on any Bond Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Person appearing on the bond register as the registered Owner of such Bond on the relevant Regular Record Date solely by virtue of such Person having been such registered owner; and the Trustee shall make payment of any Defaulted Interest on Bonds to the Persons in whose names such Bonds (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Trustee shall determine the amount of Defaulted Interest to be paid on each Bond and establish the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and money in the aggregate amount of the proposed Defaulted Interest shall be segregated by the Trustee to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Trust Revenues. Thereupon, the Trustee shall fix a

Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. The Trustee shall promptly notify the Issuer, the Bank and the Company of such Special Record Date and shall cause notice of the proposed payment of such Defaulted Interest and the Special Record date therefor to be mailed one time, first-class postage prepaid, to each registered owner of a Bond at his address as it appears in the bond register not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered on such Special Record Date.

     (D) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond, and each such Bond shall bear interest from such date so that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     (E) The principal of a Bond, and the premium, if any, and interest on such Bond due at maturity, shall be payable at the Office of the Trustee, upon presentation and surrender of such Bond by the registered owner thereof or his duly authorized legal representative at the maturity of such Bond or such other date as such payments become due, by redemption or otherwise. Except as provided in subsection (B) hereof, in the event of a partial redemption of any Bond, payment of the Redemption Price shall be made to the registered owner or his duly authorized legal representative only upon surrender to the Trustee of such Bond, and upon such surrender the Trustee shall authenticate a new Bond executed by the Issuer as provided in Section 203 for the unredeemed portion of such Bond.

     (F) Notwithstanding anything herein to the contrary, when any Bond is registered in the name of a Depository or its nominee, the principal and redemption price of and interest on such Bond shall be payable in same day funds delivered or transmitted to the Depository or its nominee.

SECTION 208. TEMPORARY BONDS. (A) Until definitive Bonds are ready for delivery, there may be executed, and upon the request of the Issuer the Trustee shall authenticate and deliver in lieu of definitive Bonds, temporary printed, lithographed or typewritten Bonds, in any authorized denomination, in substantially the form set forth in Schedule I, attached hereto and with such appropriate omissions, insertions and variations as may be required.

     (B) If the Bonds are no longer Book Entry Bonds and if temporary Bonds shall have been issued, the Issuer shall, at the sole cost and expense of the Company, cause definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation of any temporary Bond to the Trustee at the Office of the Trustee, shall cancel the same and authenticate and deliver in exchange therefor, without charge to the Holder thereof, a definitive Bond or Bonds of an equal aggregate principal amount of the same maturity and bearing interest at the same rate as the temporary Bond surrendered. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

SECTION 209. SPECIFIC DETAILS OF THE INITIAL BONDS. (A) The Initial Bonds shall be issued in the aggregate principal amount of $3,500,000, shall be designated "Counties of Warren and Washington Industrial Development Agency Multi-Mode Variable Rate Industrial Development Revenue Bonds (Angiodynamics, Inc. Project
- Letter of Credit Secured), Series 2002". The Initial Bonds shall be numbered from one upward and prefixed "R". The Initial Bonds shall be issued as fully registered bonds without coupons in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof. Each Initial Bond shall be of a single maturity. The Initial Bonds shall mature on August 1, 2022.

     (B) The Initial Bonds shall be dated the date of their authentication and shall bear interest from the Interest Payment Date to which interest has accrued and has been paid, or if prior to the first Interest Payment Date for the Bonds, from the date of the original issuance of the Bonds until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of this Indenture, whether upon maturity, redemption or otherwise. The Initial Bonds shall be initially issued as Book Entry Bonds. While the Initial Bonds are in Book Entry Form, the provisions of
Section 213 of this Indenture shall apply to the Initial Bonds.

     (C)  The Initial Bonds shall bear interest as follows:

     (1) The Initial Bonds shall all bear interest in the same Interest Rate Mode at all times. The Initial Bonds initially shall bear interest at the Weekly Rate, which rate shall continue in effect until the Company shall cause a Conversion to a different Interest Rate Mode as hereinafter provided.

     (2) The first Interest Payment Date shall be the Interest Payment Date in November, 2002. During each Interest Period for each Interest Rate Mode, the interest rate for the Initial Bonds shall be determined in accordance with
Section 209(C)(3) hereof and shall be payable on the Interest Payment Date for such Interest Period; provided that the interest rate borne by the Initial Bonds shall not exceed the lesser of (a) fifteen percent (15%) per annum or (b) so long as the Bonds are entitled to the benefits of a Credit Facility, the maximum interest rate with respect to the Initial Bonds specified in the Credit Facility. Interest on the Initial Bonds at the interest rate or rates for the Weekly Rate shall be computed upon the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed. Interest on the Initial Bonds at the interest rate or rates for the Semi-Annual Rate and the Long-Term Rate shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months. Each Bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the Default Rate computed from the date of the Default or Event of Default.

     (3) The interest rate borne by the Initial Bonds as of any particular date shall be determined as follows:

     (a) If the Interest Rate Mode for the Initial Bonds is the Weekly Rate, the interest rate on the Initial Bonds for a particular Weekly Rate Period shall be the rate established by the Remarketing Agent no later than 3:00 p.m. (New York time) on the Wednesday preceding the Weekly Rate Period (or the day preceding the Conversion of the Interest Rate Mode to the Weekly Rate), or, if such day is not a Business Day, on the next succeeding Business Day, as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Initial Bonds on such Business Day at a price equal to the principal amount thereof, plus accrued interest, if any, thereon.

     (b) If the Interest Rate Mode for the Initial Bonds is the Semi-Annual Rate, the interest rate on the Initial Bonds for a particular Semi-Annual Rate Period shall be the rate established by the Remarketing Agent no later than 3:00 p.m. (New York time) on the 10th Business Day next preceding the first day of such Semi-Annual Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Initial Bonds on such first day at a price equal to the principal amount thereof.

     (c) If the Interest Rate Mode for the Initial Bonds is the Long-Term Rate, the interest rate on the Initial Bonds for a particular Long-Term Rate Period shall be the rate established by the Remarketing Agent not later than the 15th Business Day preceding the first day of such Long-Term Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Initial Bonds on such first day at a price equal to the principal amount thereof.

     (d) The Remarketing Agent shall provide the Company and the Trustee and the Tender Agent with Immediate Notice of all interest rates.

     (e) If for any reason the interest rate on a Bond is not determined by the Remarketing Agent pursuant to (a), (b) or (c) above, the Interest Rate Mode for such Bond shall remain the same and the interest rate for such Bond for the next succeeding Rate Period shall be the interest rate in effect for such Bond for the preceding Rate Period.

     (D) If the Company causes the Conversion of the Interest Rate Mode of the Initial Bonds to the Long-Term Rate, the Long-Term Rate Period applicable thereto shall be determined as follows:

     (1) The Long-Term Rate Period shall be established by the Company in the notice given pursuant to Section 209(E) hereof (the first such Long-Term Rate Period commencing on the Conversion Date for the Initial Bonds to a Long-Term
Rate) and thereafter each successive Long-Term Rate Period shall be the same as that so established by the Company until a different Long-Term Rate Period is specified by the Company in accordance with this Section (in which case, the duration of that Long-Term Rate Period shall control succeeding Long-Term Rate Periods) or until the occurrence of a Conversion Date. Each Long-Term Rate Period shall be one year or more in duration and shall end on the day next preceding an Interest Payment Date; provided that if the first Long-Term Rate Period commences on a Conversion Date other than an April 1 or an October 1, such first Long-Term Rate Period shall be of a duration as close as possible to (but not in excess of) such Long-Term Rate Period and shall terminate on a day preceding an Interest Payment Date; and further provided that no Long-Term Rate Period shall extend beyond the Maturity Date of the Initial Bonds.

     (2) The Company may change from one Long-Term Rate Period to another Long-Term Rate Period on any Business Day on which the Initial Bonds are subject to optional redemption pursuant to Section 301(E) by notifying the Trustee, the Issuer, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent at least 4 Business Days prior to the 30th day prior to the proposed effective date of the change. Such notice shall specify the last day of the next Long-Term Rate Period which shall be the earlier of the day before the maturity date of the Initial Bonds or the day immediately preceding an October 1 or April 1 and which is one year or more after the effective date and, if such change is conditional, the interest rate limitations. Any such notice shall be accompanied by (a) an opinion of Independent Counsel stating that such change is authorized by this Indenture, (b) an opinion of Bond Counsel that such change will not, in and of itself, adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Initial Bonds, (c) a resolution of the members of the Issuer authorizing and approving the change in the Long-Term Rate Period, and (d) if the stated amount of the Credit Facility, if any, to be held by the Trustee after such change in the Long-Term Rate Period is increased over that of the then current Credit Facility, an opinion of reputable bankruptcy counsel stating that payments of principal and interest on the Initial Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the bankruptcy of the Company under the United States Bankruptcy Code. Any change by the Company of the Long-Term Rate Period may be made conditional on the interest rate being within certain limits established by the Company. The Remarketing Agent shall establish what would be the interest rate for the proposed Long-Term Rate Period in accordance with
Section 209(C). If the interest rate established by the Remarketing Agent is not within the limits established, then the change in the Long-Term Rate Period may be cancelled by the Company, in which case the Company's notice of the proposed change shall be of no effect and the Initial Bonds shall not be subject to any mandatory purchase pursuant to Section 304 hereof. Notice of such cancellation shall be promptly given to all Bondholders.

     (3) The Trustee shall notify the Bondholders of any change in the Long-Term Rate Period proposed pursuant to Section 209(D)(2) hereof by first class mail, postage prepaid, at least 30 but not more than 60 days before the proposed effective date of such change. Each such notice shall state: (a) whether the change in the Long-Term Rate Period is conditional and, if conditional, the interest rate limitations established by the Company, (b) that the interest rate for the new Long-Term Rate Period will be determined by the Remarketing Agent not later than the 15th Business Day preceding the first day of the new Long-Term Rate Period, (c) the effective date of and the end of the new Long-Term Rate Period, (d) that the Bonds will be subject to mandatory purchase on the effective date in accordance with Section 304(B). Any notice provided under this Section 209(D)(3) shall be for informational purposes only and shall not waive or otherwise affect the mandatory purchase of the Initial Bonds at the end of any Long-Term Rate Period as set forth in Section 304 hereof.

     (E) If the Company desires to cause the Conversion of the Interest Rate Mode of the Initial Bonds from one Interest Rate Mode to another Interest Rate Mode, the following procedures shall apply thereto:

     (1) The Interest Rate Mode for the Initial Bonds is subject to Conversion to a different Interest Rate Mode from time to time in whole (and not in part) at the option of the Company, such right to be exercised by notifying the Trustee, the Credit Facility Issuer, the Tender Agent, the Issuer and the Remarketing Agent at least 4 Business Days prior to the 30th day prior to the effective date of such proposed Conversion. Such notice shall specify (a) the effective date, (b) the proposed Interest Rate Mode, (c) if the Conversion is to the Long-Term Rate, the end of the Long-Term Rate Period and what the interest rate for the proposed Long-Term Rate Period would have been if such rate had been determined immediately prior to the mailing of such notice and (d) if such Conversion is conditional, the interest rate limitations established by the Company. The notice must be accompanied by (i) an opinion of Independent Counsel stating that the Conversion is lawful under the Act and permitted by this Indenture, (ii) an opinion of Bond Counsel stating that the Conversion will not, in and of itself, adversely affect the exclusion of interest on the Initial Bonds from gross income for federal income tax purposes, (ii) a resolution of the members of the Issuer authorizing and approving the Conversion, and (iv) if the stated amount of the Credit Facility, if any, to be held by the Trustee after such Conversion is increased over that of the then current Credit Facility, an opinion of reputable bankruptcy counsel (which may be counsel to the Company) stating that payments of principal and interest on the Initial Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the bankruptcy of the Company under the Bankruptcy Code. Any Conversion by the Company of the Interest Rate Mode to the Long-Term Rate may be made conditional on the initial interest rate determined for such Interest Rate Mode being within certain limits established by the Company in the notice referred to above. The Remarketing Agent shall establish what would be the interest rate for the proposed Interest Rate Mode in accordance with Section 209(C) hereof. If the interest rate so established by the Remarketing Agent is not within the limits established, then such Conversion may be canceled by the Company, in which case the Company's notice of Conversion shall be of no effect, the terms of the Initial Bonds shall continue as they were prior to the proposed Conversion and the Initial Bonds shall not be subject to any mandatory purchase pursuant to Section 304 hereof. Notice of such cancellation shall be given promptly to all Bondholders.

     (2) Any Conversion of the Interest Rate Mode for the Initial Bonds pursuant to Section 209(E)(1) above must comply with the following:

     (a) the Conversion Date must be an Interest Payment Date which is a date on which the Initial Bonds are subject to extraordinary optional redemption pursuant to Section 301(A) or optional redemption pursuant to Section 301(A) or
Section 301(B) hereof;

     (b)  the Conversion Date must be a Business Day; and

     (c) the Credit Facility, if any, to be held by the Trustee must cover accrued interest for the Initial Bonds for 98 days, if the Conversion is to the Weekly Rate, or for 183 days, if the Conversion is to the Semi-Annual Rate or the Long-Term Rate.

     (3) The Trustee shall notify the Bondholders of each Conversion by first class mail, postage prepaid, at least 30 days but not more than 60 days before the Conversion Date. Each such notice shall state: (a) that the Interest Rate Mode will be converted and what the new Interest Rate Mode will be; (b) the Conversion Date; (c) if the Conversion is to the Long-Term Rate, whether the conversion is conditional and, if conditional, the interest rate limitations set by the Company, and (d) that the Initial Bonds will be subject to mandatory purchase on the Conversion Date in accordance with Section 304(B). If the Conversion is to the Long-Term Rate, the notice will also state the information required by Section 209(D)(3). Any notice provided under this Section 2.09(e)(3) shall be for informational purposes only and shall not waive or otherwise affect the mandatory purchase of the Bonds on a Conversion Date as set forth in Section 3.01(b) hereof.

     (4) Notwithstanding any provision of this Section 209, the Interest Rate Mode shall not be converted if (a) the Remarketing Agent has not determined the initial interest rate for the new Interest Rate Mode in accordance with this
Section 209 or (b) the Trustee shall receive written notice prior to such Conversion that any opinion or resolution required under Section 209(E)(1) has been rescinded. If the Trustee shall have sent any notice to the Bondholders regarding a Conversion of the Interest Rate Mode under Section 209(E)(3), the Trustee shall promptly notify all Bondholders of such rescission and the cancellation of any mandatory purchase pursuant to Section 304(B).

     (F) The determination of each interest rate in accordance with the terms of this Indenture shall be conclusive and binding upon the owners of the Bonds, the Issuer, the Company, the Trustee, each Paying Agent, the Tender Agent, the Remarketing Agent and the Credit Facility Issuer, if any.

     (G) Notwithstanding anything herein or in the Initial Bonds to the contrary, in no event will the rate of interest bond by any Initial Bond (except any Initial Bond constituting a Pledged Bond) exceed fifteen percent (15%) per annum or, if the Initial Bonds are then supported by a Credit Facility, the maximum rate stated in the Credit Facility.

SECTION 210. DELIVERY OF THE INITIAL BONDS. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver the Initial Bonds (including a reasonable number of additional Initial Bonds to be retained by the Trustee for authentication and delivery upon transfer or exchange of any Initial
Bond) to the Trustee, and the Trustee shall authenticate and deliver the Initial Bonds to the purchasers thereof against payment of the purchase price therefor, plus accrued interest to the day preceding the date of delivery, upon receipt by the Trustee of the following:

     (A)  a certified copy of the Bond Resolution;

     (B)  the executed original Letter of Credit;

     (C) executed counterparts of this Indenture and the other Financing Documents;

     (D) a request and authorization to the Trustee on behalf of the Issuer signed by an Authorized Representative of the Issuer to deliver the Initial Bonds to the purchasers thereof upon payment to the Trustee for the account of the Issuer of the purchase price therefor;

     (E) signed copies of the opinions of counsel to the Issuer, the Company and the Bank, and of Bond Counsel;

     (F) the certificates and policies, if available, of the insurance required by the Installment Sale Agreement;

     (G)  proof of compliance with SEQRA;

     (H) evidence that a completed Internal Revenue Service Form 8038 with respect to the Initial Bonds has been signed by the Issuer; and

     (I) such other documents as the Trustee, the Bank or Bond Counsel may reasonably require.

SECTION 211. CANCELLATION OF BONDS. All Bonds surrendered to the Trustee for payment, redemption, transfer or exchange, and Bonds surrendered to the Trustee by the Issuer, or by the Company on behalf of the Issuer, for cancellation, shall be promptly canceled by the Trustee. No Bond shall be authenticated in lieu of or in exchange for any Bond canceled as provided in this Section 211, except as expressly provided by this Indenture. All Bonds canceled by the Trustee shall be destroyed by the Trustee and shall not be reissued. At the request of the Company, certificates of destruction evidencing such destruction shall be furnished by the Trustee to the Issuer and the Company.

SECTION 212. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of interest on or the principal of any Bond, or the date fixed for redemption of any Bond, shall not be a Business Day, then payment of the interest on or the principal or Redemption Price of such Bond shall be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

SECTION 213. BOOK ENTRY BONDS. (A) Notwithstanding any other provision of this Indenture, the Bonds are hereby authorized to be issued in book entry form as Book Entry Bonds, with respect to which the following procedures shall apply. Book Entry Bonds shall be originally issued only to a Depository to be held in a Book Entry System and: (1) the Book Entry Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository; (2) unless otherwise requested by the Depository, there shall be a single Bond certificate for each Bond maturity; and (3) the Book Entry Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer as set forth in the Section 213(B) hereof. While the Bonds are in book entry only form, Bonds in the form of physical certificates shall only be delivered to the Depository.

     (B) For all purposes of this Indenture, except as provided in Section 213(D) hereof, the Depository shall be deemed to be holder of a Book Entry Bond and neither the Issuer, the Company nor the Trustee shall have any responsibility or obligation to the Beneficial Owner of such Bond or to any Direct Participant or Indirect Participant in such Depository. Without limiting the generality of the foregoing, neither the Issuer, the Company nor the Trustee shall have any responsibility or obligation to any such Direct Participant or Indirect Participant or to the Beneficial Owner of a Book Entry Bond with respect to (1) the accuracy of the records of the Depository or any participant with respect to any Beneficial Ownership Interest in such Book Entry Bond, (2) the delivery to any participant of the Depository, the Beneficial Owner of such Book Entry Bond or any other person, other than the Depository, of any notice with respect to such Book Entry Bond, including any notice of the redemption thereof, (3) the payment to any participant of the Depository, the Beneficial Owner of such Book Entry Bond or any other person, other than the Depository, of any amount with respect to the principal or Redemption Price of, or interest on, such Book Entry Bond or (4) any consent given or any other action taken by the Depository as Holder of the Book Entry Bonds.

     (C) For all purposes of this Indenture, except as provided in Section 213(D) hereof, the Issuer and the Trustee shall treat the Depository of a Book Entry Bond as the absolute owner of such Book Entry Bond for all purposes, including (1) payment of Debt Service Payments on such Book Entry Bond, (2) giving notices of redemption and of other matters with respect to such Book Entry Bond, (3) registering transfers with respect to such Book Entry Bond, (4) the enforcement of remedies and (5) for all other purposes whatsoever. The Trustee shall pay all principal of, and premium, if any, and interest on, such Book Entry Bond only to or upon the order of the Depository, and all such payments shall be valid and effective to fully satisfy and discharge the Book Entry Bonds with respect to such principal of, premium, if any, and interest to the extent of the sum or sums so paid. No person other than the Depository shall receive a Book Entry Bond or other instrument evidencing the Issuer's obligation to make payments of the principal of, premium, if any, and interest thereon.

     (D) The crediting of payments of Debt Service Payments on the Bonds and the transmittal of notices and other communications by the Depository to the Direct Participants in whose Depository account the Bonds are recorded, and such crediting and transmittal by Direct Participants to Indirect Participants or Beneficial Owners and by Indirect Participants to Beneficial Owners, are the respective responsibilities of the Depository and the Direct Participants and Indirect Participants and are not the responsibility of the Issuer or the Trustee; provided, however, that the Issuer and the Trustee understand that neither the Depository or its nominee shall provide any consent requested of holders of Bonds pursuant to this Indenture, and that the Depository will mail an omnibus proxy (including a list identifying the Direct Participants) to the Issuer which assigns the Depository's, or its nominee's, voting rights to the Direct Participants to whose accounts at the Depository the Bonds are credited as of the record date for mailing of requests for such consents. Upon receipt of such omnibus proxy, the Issuer shall promptly provide such omnibus proxy (including the list identifying the Direct Participants attached thereto) to the Trustee, who shall then treat such Direct Participants as Bondholders for purposes of obtaining any consents pursuant to the terms of this Indenture.

     (E) As long as any of the Bonds are registered in the name of a Depository, or its nominee, the Trustee agrees to comply with the terms and provisions of the Letter of Representations, including the provisions of the Letter of Representations with respect to any delivery of the Bonds to the Trustee, which provisions shall supersede the provisions of this Indenture with respect thereto.

     (F) The Issuer, in its sole discretion, upon thirty (30) days prior written notice to the Trustee and without the consent of the Trustee or the beneficial owner of a Book Entry Bond or any other person, may terminate the services of the Depository with respect to a Book Entry Bond if the Issuer determines that (1) the Depository is unable to discharge its responsibilities with respect to such Book Entry Bond or (2) a continuation of the requirement that all of the Outstanding Bonds issued in book entry form be registered in the registration books of the Issuer in the name of the Depository, is not in the best interest of the beneficial owners of such Bonds, and the Issuer shall terminate the services of the Depository upon receipt by the Issuer and the Trustee of written notice from the Depository that it has received written requests that such Depository be removed from its participants having beneficial interests, as shown in the records of the Depository, in an aggregate amount of not less than fifty percent in principal amount of the then Outstanding Book Entry Bonds.

     (G) Upon the termination of the services of a Depository with respect to a Book Entry Bond, or upon the resignation of a Depository with respect to a Book Entry Bond, the Issuer may attempt to have established a securities depository/book entry system relationship with another Depository under this Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification of the Beneficial Owners by appropriate notice to the then Depository, shall permit withdrawal of the Bonds from the Depository and shall authenticate and deliver Bond certificates in fully registered form to the assignees of the Depository or its nominee or to the Beneficial Owners. Such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing or otherwise preparing and delivering such replacement Bonds) of the Company. Such replacement Bonds shall be in the denominations specified in Section 209(A) of this Indenture, with a minimum denomination of $100,000. Upon registration of a Bond in the name of the Beneficial Owner thereof as aforesaid, the Beneficial Owner of such Bond shall become the Holder of such Bond.

SECTION 214. ADDITIONAL BONDS. (A) So long as the Installment Sale Agreement is in effect and no Event of Default exists thereunder or hereunder (and no event exists which, upon notice or lapse of time or both, would become an Event of Default thereunder or hereunder), and subject to the Bank's prior written consent, which consent may be withheld in its sole and absolute discretion, the Issuer may, upon a request from the Company complying with the provisions of this Section 214, issue one or more series of Additional Bonds to provide funds to pay any one or more of the following: (1) costs of completion of the Project Facility in excess of the amount in the Project Fund; (2) costs of refunding or advance refunding any or all of the Bonds previously issued; (3) costs of making any modifications, additions or improvements to the Project Facility that the Company may deem necessary or desirable; or (4) costs of the issuance and sale of the Additional Bonds, capitalized interest, funding debt service reserves, and other costs reasonably related to any of the foregoing. Additional Bonds may mature at different times, bear interest at different rates and otherwise vary from the Initial Bonds authorized under Section 209 of this Indenture, all as may be provided in the supplemental Indenture authorizing the issuance of such Additional Bonds.

     (B) Prior to the execution of a supplemental Indenture authorizing the issuance of Additional Bonds, the Issuer must deliver the following documents to the Trustee:

     (1) an amendment to the Reimbursement Agreement and the Credit Facility providing for issuance by the Credit Facility Issuer of a Qualifying Alternate Credit Facility in the aggregate principal amount of all Bonds then Outstanding plus the principal amount of the proposed Additional Bonds, together with coverage of accrued interest on the Bonds for 98 days if the Bonds bear interest at the Weekly Rate or for 183 days if the Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate, together with a written opinion of counsel to the Credit Facility Issuer which shall state that the execution and delivery of such Qualifying Alternate Credit Facility by the Credit Facility Issuer has been duly authorized, executed and delivered by the Credit Facility Issuer and that the Qualifying Alternate Credit Facility, as amended, constitutes the legal, valid and binding obligation of the Credit Facility Issuer enforceable against the Credit Facility Issuer in accordance with its terms, subject to the standard exceptions with respect to bankruptcy laws, equitable remedies and specific performance;

     (2) evidence that the Financing Documents, as amended or supplemented in connection with the issuance of the Additional Bonds, provide that (a) the Bonds referred to therein shall mean and include the Additional Bonds being issued as well as the Initial Bonds originally issued under this Indenture and any Additional Bonds theretofore issued, and (b) the Project Facility referred to in the Financing Documents includes any Additional Facilities being financed;

     (3) a copy of the resolution of the board of directors of the Company, duly certified by the secretary or assistant secretary of the Company, which approves the issuance of the Additional Bonds and authorizes the execution and delivery by the Company of the amendments to the Financing Documents described in paragraphs (1) and (2) above;

     (4) a written opinion of counsel to the Company which shall state that the execution and delivery by the Company of the amendments to the Financing Documents described in paragraphs (1) and (2) above have been duly authorized, executed and delivered by the Company and that the Financing Documents, as amended, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the standard exceptions with respect to bankruptcy laws, equitable remedies and specific performance;

     (5) a copy of the resolution of the members of the Issuer, duly certified by the secretary or assistant secretary of the Issuer, authorizing the issuance of the Additional Bonds and the execution and delivery by the Issuer of the amendments to the Financing Documents described in paragraph (2) above to be executed by the Issuer in connection therewith;

     (6) an opinion of counsel to the Issuer stating that the supplements and amendments to the Financing Documents described above have been duly authorized and lawfully executed and delivered on behalf of the Issuer; that such amendments to the Financing Documents are in full force and effect and are valid and binding upon the Issuer; and that all conditions precedent provided for in this Indenture to the issuance, execution and delivery of the Additional Bonds have been complied with;

     (7) an opinion of Bond Counsel stating that, in the opinion of such Bond Counsel, the Issuer is duly authorized and entitled to issue such Additional Bonds and that, upon the execution, authentication and delivery thereof, such Additional Bonds will be duly and validly issued and will constitute valid and binding special obligations of the Issuer, subject to the standard exceptions with respect to bankruptcy laws, equitable remedies and specific performance; and that the issuance of the Additional Bonds will not, in and of itself, adversely affect the validity of the Initial Bonds originally issued under this Indenture or any Additional Bonds theretofore issued or the exclusion of the interest payable on the Initial Bonds and any Additional Bonds theretofore issued as federally tax-exempt obligations from the gross income of the Holders thereof for federal income tax purposes;

     (8) written evidence from each Rating Service, if any, by which the Bonds are then rated, to the effect that the issuance of such Additional Bonds will not, by itself, result in a reduction or withdrawal of the rating(s) on the Initial Bonds applicable immediately prior to the issuance of the Additional Bonds;

     (9) a written order to the Trustee executed by an Authorized Representative of the Issuer requesting that the Trustee authenticate and deliver the Additional Bonds to the purchasers therein identified; and

     (10) such other documents as the Trustee may reasonably request.

     (C) Each series of Additional Bonds shall be equally and ratably secured under this Indenture with the Initial Bonds issued on the Closing Date and with all other series of Additional Bonds, if any, previously issued under this Indenture, without preference, priority or distinction of any Bond over any other Bond.

     (D) The consent of the Holders of the Bonds shall not be required prior to the issuance of Additional Bonds, or to the execution and delivery of any amendments to the Financing Documents required in connection therewith. The Trustee shall, however, mail notice to the Holders of the Bonds and each Rating Service, if any, by which the Bonds are then rated of the proposed issuance of the Additional Bonds, detailing, at least, the aggregate principal amount of such Additional Bonds, and summarizing the nature of the amendments to the Financing Documents proposed to be executed in connection therewith.

                          [Balance of page left blank]

                                   ARTICLE III

         REDEMPTION AND PURCHASE OF BONDS PRIOR TO MATURITY; REMARKETING

SECTION 301. REDEMPTION OF BONDS PRIOR TO MATURITY. (A) The Bonds are subject to redemption prior to maturity (1) as a whole, without premium, as provided in
Section 406 hereof, in the event of (a) a taking in Condemnation of, or failure of title to, all or substantially all of the Project Facility, (b) damage to or destruction of part or all of the Project Facility and election by the Company or the Bank to redeem the Bonds in accordance with Section 7.1 of the Installment Sale Agreement, or (c) a taking in Condemnation of part of the Project Facility and election by the Company or the Bank to redeem the Bonds in accordance with Section 7.2 of the Installment Sale Agreement, or (2) in part, without premium, (a) as provided in Section 406(G) hereof, in the event that (i) excess moneys remain in the Insurance and Condemnation Fund following damage or condemnation of a portion of the Project Facility and completion of the repair, rebuilding or restoration of the Project Facility by the Company, and (ii) such moneys are not paid to the Company pursuant to Section 406(G) hereof, (b) as provided in Section 404 hereof, excess moneys remain in the Project Fund after the Completion Date, or (c) excess recoveries from contractors are applied to redeem Bonds pursuant to Section 3.4 or Section 4.6 of the Installment Sale Agreement. In any such event, the Bonds shall be redeemed, as a whole or in part, as the case may be, in the manner provided in this Article III, at such time as the Trustee determines, at a Redemption Price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

     (B) (1) Whenever the Interest Rate Mode for the Bonds is the Weekly Rate or the Semi-Annual Rate, the Bonds shall be subject to redemption prior to maturity, at the option of the Issuer, upon the direction of the Company, by exercise of its right to prepay the installment purchase payments payable under the Installment Sale Agreement as provided in Section 5.5 of the Installment Sale Agreement, in whole on any date or in part on any Interest Payment Date, in denominations of $100,000 or any integral multiple of $5,000 in excess thereof, in the manner provided in this Article III, at a redemption price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

     (2) Whenever the Interest Rate Mode for the Bonds is the Long-Term Rate, the Bonds shall be subject to redemption prior to the end of the then current Long-Term Rate Period at the option of the Issuer, upon the direction of the Company, at any time during the redemption periods and at the redemption prices set forth below, plus interest accrued to the redemption date (which redemption price and accrued interest shall be paid only from Available Moneys):

          (i) If the duration of the Long-Term Rate Period is five years or less, Bonds shall not be eligible for optional redemption at any time during the Long-Term Rate Period.

          (ii) If the duration of the Long-Term Rate Period is greater than five years, Bonds may be optionally redeemed, with the redemption period beginning on that date which marks the expiration of one-half (1/3) of the Long-Term Rate Period, or, if such day is not a Business Day, the next succeeding Business Day. The redemption price, expressed as a percentage of principal amount, shall be 102% declining by 1% on each succeeding anniversary of the first day of the redemption period until reaching 100% and thereafter 100%.

If, at the time of the Issuer's notice of Conversion of the Interest Rate Mode for the Bonds to the Long-Term Rate pursuant to Section 209(E) hereof, the Issuer provides a certification of the Remarketing Agent to the Trustee and the Issuer that the foregoing schedule is not consistent with prevailing market conditions, the foregoing redemption periods and redemption prices may be revised, effective as of the Conversion Date, as determined by the Remarketing Agent in its judgment, taking into account the then prevailing market conditions, as stipulated in such certification, which shall be appended by the Trustee to its counterpart of this Indenture.

     (C) The Bonds are also subject to redemption prior to maturity upon receipt by the Trustee of a written notice from the Bank of the occurrence and continuance of a default by the Company under the Reimbursement Agreement and the Bank's election to compel redemption of the Bonds. In such event, the Bonds shall be redeemed, as a whole, in the manner provided in this Article III, on the earliest date for which the Trustee can give notice of redemption pursuant to Section 303 hereof, at a Redemption Price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

     (D) The Bonds are also subject to redemption prior to maturity upon the occurrence of a Determination of Taxability. In such event, the Bonds shall be subject to redemption, as a whole, as soon as possible after the discovery of such Determination of Taxability, at a redemption price equal to the principal amount thereof, plus accrued interest thereon to the redemption date, without premium. If any Bonds are paid at maturity or purchased by the Trustee or redeemed subsequent to a Tax Incidence Date without payment of an amount at least equal to the redemption price that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability, the owners of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive, as an additional premium thereon, an amount equal to the difference between the amounts actually received and the amounts that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability.

     (E) So long as a Credit Facility is then held by the Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Redemption Premium Account of the Bond Fund or will receive Available Moneys from the proceeds of refunding bonds or from drawings under the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Bonds to be called for redemption, plus accrued interest thereon.

     (F) In the event of any partial redemption, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee not more than sixty (60) days prior to the redemption date in inverse order of maturity, and within each maturity by lot or by such other such method as the Trustee shall deem fair and appropriate; provided, however, that in connection with any redemption of Bonds the Trustee shall first select for redemption any Pledged Bonds prior to any other method of selection. The Trustee shall apply any partial redemption payments (other than a scheduled mandatory redemption) to the schedule of mandatory redemption in inverse order of maturity. The Trustee shall treat any Bond of a denomination greater than $5,000 as representing that number of separate Bonds each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such Bond by $5,000; provided that at any time, no $5,000 portion of a Bond shall be redeemed if it results in the unredeemed portion of the Bond being less than $100,000.

     (G) The Bonds are not subject to mandatory redemption prior to stated maturity pursuant to any mandatory sinking fund requirements.

SECTION 302. COMPANY'S ELECTION TO REDEEM. (A) The Company shall give written notice to the Trustee, the Bank and the Issuer of its election to cause redemption of Bonds prior to maturity pursuant to subsections (A) and (B) of
Section 301 hereof and of the redemption date.

     (B) In the event of an election by the Company to redeem the Bonds pursuant to Section 301(B) hereof, such notice shall be given at the time the Company delivers to the Trustee either (1) the prepayment of installment purchase payments with which the Bonds are to be redeemed, or (2) the assurance from the Bank that the Letter of Credit may be drawn upon to pay the redemption price of the Bonds described in Section 5.5 of the Installment Sale Agreement, and the redemption date specified in such notice shall be deemed to be (notwithstanding the actual date set forth therein) the first Interest Payment Date more than thirty (30) days after such payment or assurance, as the case may be, is received by the Trustee.

SECTION 303. NOTICE OF REDEMPTION; PAYMENT OF REDEEMED BONDS. (A)Notice of the intended redemption of each Bond subject to redemption shall be given by the Trustee one time by first class mail postage prepaid to the registered Owner of such Bond at the address of such Owner shown on the Trustee's bond register and to the Bank at its address set forth of in Section 1103 hereof. All such redemption notices shall be given not more than 60 days prior nor less than 30 days prior to the date fixed for redemption. A follow-up notice shall be given by the Trustee by registered or certified mail to each registered owner who has not submitted a Bond subject to redemption within 90 to 120 days following the redemption date. Each notice shall specify the Redemption Price, the principal amount of the Bonds to be redeemed, the numbers of the Bonds to be redeemed if less than all of the Bonds are to be redeemed, the redemption date and the place or places where amounts due upon such redemption will be payable. Such notice shall further state that payment of the applicable Redemption Price plus accrued interest to the redemption date will be made upon presentation and surrender of the Bonds or portions thereof to be redeemed; that upon presentation and surrender to the Trustee of any Bond being redeemed in part, a new Bond in the principal amount of the unredeemed portion of such Bond will be issued; and that the Bonds or portions thereof so called for redemption will be deemed redeemed and will cease to bear interest on the specified redemption date, provided that Non-Preference Moneys for their redemption have been duly deposited in the Bond Fund; and, except for the purpose of payment, that such Bonds will no longer be protected by this Indenture. The failure to give any such notice, or any defect therein, shall not affect the validity of any proceeding for the redemption of any Bond with respect to which no such failure to give notice, or defect therein, has occurred. Notwithstanding anything herein to the contrary, the Trustee shall not give any notice under this Section 303 in the case of an optional redemption pursuant to Section 301(B) hereof requiring the payment of a premium upon such redemption unless the Company shall have complied with the provisions of Section 302(B) hereof.

     (B) After notice shall have been given in the manner provided in Subsection (A) above, the Bonds or portions thereof called for redemption shall become due and payable on the redemption date so designated. Upon presentation and surrender of such Bonds at the Office of the Trustee, such Bonds shall be paid at the Redemption Price for such Bonds, plus accrued interest to the redemption date. If there shall be selected for redemption less than all of a Bond, the Issuer shall, upon the surrender of such Bond and with no charge to the Owner thereof, (1)pay the Redemption Price of the principal amount thereof called for redemption, and (2)cause the Trustee to authenticate and deliver for the unredeemed balance of the principal amount of such Bond so surrendered a fully registered Bond of like maturity in any of the authorized denominations.

     (C) If, on the redemption date, moneys for the redemption of all Bonds or portions thereof to be redeemed, in an amount equal to the principal of such Bonds or portions thereof to be redeemed, together with any premium due thereon and interest thereon to the redemption date, shall be held by the Trustee so as to be available therefor on such date, the Bonds or portions thereof so called for redemption shall cease to bear interest, and such Bonds or portions thereof shall no longer be Outstanding under this Indenture or be secured by or be entitled to the benefits of this Indenture. If such moneys shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption and shall remain Outstanding under this Indenture and shall continue to be secured by and be entitled to the benefits of this Indenture until paid.

     (D) Notwithstanding any other provision of this Indenture, any notice of redemption given with respect to a Book-Entry Bond shall comply with the requirements for notice contained in the Letter of Representations from the Issuer to the Depository relating to such Book-Entry Bond 30 days prior to the redemption date. Failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond. Notices of such redemptions shall also be mailed to the Remarketing Agent, the Tender Agent and the Credit Facility Issuer, if any, (and the Rating Service, if the Bonds are then rated by a Rating Service). Any such notice shall be given in the name of the Company, shall identify the Bonds to be redeemed (and, in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed), shall specify the redemption date and the redemption price and when any interest accrued to the redemption date will be payable, and shall state that on the redemption date the redemption price of the Bonds called for redemption will be payable at the principal corporate trust office of the Trustee and/or of one or more Paying Agents and from that date interest will cease to accrue. The Trustee shall at all reasonable times make available to any interested party complete information as to Bonds which have been redeemed or called for redemption.

     (E) If at the time of mailing of notice of any optional redemption in connection with a refunding of the Bonds the Company shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the proceeds of refunding notes with the Trustee not later than the redemption date, and such notice and such optional redemption shall be of no effect unless such moneys are so deposited.

     (F) Notice of any redemption hereunder with respect to Bonds held under a book entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Bonds. Selection of book entry interests in the Bonds called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Bonds.

SECTION 304. PURCHASE OF BONDS ON DEMAND; MANDATORY PURCHASE. (A)The Bonds are subject to purchase on demand of the Holder thereof, as follows:

     (1) If the Interest Rate Mode for the Bonds is the Weekly Rate, any Bond shall be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent, at its Principal Office on or before 4:00 p.m. (New York time) on a Business Day not later than the 7th calendar day prior to the Purchase Date, which notice
(a)states the number and principal amount (or portion thereof in an authorized denomination) of such Bond to be purchased, (b) states the Purchase Date on which such Bond shall be purchased and (c) irrevocably requests such purchase and agrees to deliver such Bond, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (New York time) on such Purchase Date. The Tender Agent shall promptly, but in no event later than 4:00 p.m. (New York time) on the next succeeding Business Day, provide the Remarketing Agent and the Trustee with Immediate Notice of the receipt of the notice referred to in the preceding paragraph. Upon its receipt of such Immediate Notice from the Tender Agent, the Remarketing Agent shall promptly provide the Company with Immediate Notice of the receipt of the notice referred to in the preceding sentence.

     (2) If the Interest Rate Mode for the Bonds is the Semi-Annual Rate, any Bond shall be purchased, on the demand of the owner thereof, on any Interest Payment Date for a Semi-Annual Rate Period at a purchase price equal to the principal amount thereof, upon written notice to the Tender Agent, at its Principal Office on a Business Day not later than the 8th Business Day prior to such Purchase Date, which notice (a) states the number and principal amount (or portion thereof in an authorized denomination) of such Bond to be purchased, (b) states the Purchase Date on which such Bond shall be purchased and (c) irrevocably requests such purchase and agrees to deliver such Bond, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (New York time) on such Purchase Date. The Tender Agent shall promptly, but in no event later than 4:00 p.m. (New York time) on the next succeeding Business Day, provide the Remarketing Agent and Trustee with Immediate Notice of the receipt of the notice referred to in the preceding sentence.

     (3) Bonds shall not be purchased upon the demand of the owner thereof during any Long-Term Rate Period in whole or in part. At the end of each Long-Term Rate Period, the Bonds shall be subject to mandatory purchase as set forth in Section 304(B) hereof.

     (4) Notwithstanding any other provision of this Section 304(A), the Holder of a Bond may demand purchase of a portion of such Bond only if the portion to be purchased and the portion to be retained by the Holder will be in authorized denominations.

     (B) The Bonds are subject to mandatory purchase on each Conversion Date and upon failure to extend a Credit Facility or provide an Alternate Credit Facility, as follows:

     (1) The Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof, plus, if the Interest Rate Mode is the Long-Term Rate, the redemption premium which would be payable under Section 301(B) hereof if the Bonds were redeemed on the Purchase Date, plus accrued interest, if any, thereon to the Purchase Date on each Conversion Date for any Conversion.

     (2) While the Bonds bear interest at the Weekly or Semi-Annual Rate, the Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date, upon expiration of the term of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) unless such Credit Facility is extended or replaced prior to its expiration with an Alternate Credit Facility issued by the then current Credit Facility Issuer. The Purchase Date will be the earlier of (i) Interest Payment Date immediately preceding (by at least 15 calendar days) the date of expiration of the then current Credit Facility or (ii) the Interest Payment Date on which the Alternate Credit Facility is delivered to the Trustee.

     (3) While the Bonds bear interest at the Long-Term Rate and the Bonds are subject to optional redemption by the Issuer pursuant to Section 301(B) hereof, the Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof, plus the redemption premium, if any, which would be payable under Section 301(B) hereof if the Bonds were redeemed on the Purchase Date, plus accrued interest, if any, thereon to the Purchase Date, upon expiration of the term of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) unless such Credit Facility is replaced prior to its expiration with a Qualifying Alternate Credit Facility. Any premium to be paid in connection with such mandatory purchase, if not covered by the then current Credit Facility, shall be paid from Available Moneys deposited by the Issuer into the Redemption Premium Account of the Bond Fund. If there are no such Available Moneys, the then current Credit Facility may not be replaced unless replaced with a Qualifying Alternate Credit Facility. The Purchase Date will be the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of expiration of the then current Credit Facility. While the Bonds bear interest at the Long-Term Rate, but are not yet subject to optional redemption by the Issuer pursuant to Section 301(B) hereof, upon expiration of the term of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility), the Company must replace the then current Credit Facility with a Qualifying Alternate Credit Facility. While the Bonds bear interest at the Long-Term Rate but are not yet subject to optional redemption pursuant to Section 301(B) hereof, the Bonds shall not be subject to mandatory purchase under this Section 304(B)(2) hereof. The Purchase Date will be the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of expiration or replacement of the then current Credit Facility.

     (4) While the Bonds bear interest at the Weekly Rate or Semi-Annual Rate, the Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date upon any replacement, removal or other substitution of the Credit Facility Issuer. The Purchase Date will be the Interest Payment Date immediately preceding (by at least 15 calendar days) the date on which the change in Credit Facility is to become effective.

     (5) Notice of any mandatory purchase pursuant to this Section 304(b) shall be given by the Trustee thirty (30) days prior to the date of purchase in the same manner as a notice of redemption pursuant to Section 303 hereof; provided that failure to receive notice by mailing, or any defect in that notice, as to any Bond shall not affect the validity of the proceedings for the purchase of any other Bond.

     (6) As provided in Section 408 hereof, in order to avoid the mandatory purchase of the Bonds, the then current Credit Facility must be replaced within the time set forth in Section 408(G) hereof.

     (C) The purchase price of any Bond purchased pursuant to Section 304 shall be payable upon delivery of such Bond to the Tender Agent; provided that such Bond must be delivered to the Tender Agent on or prior to 12:00 Noon (New York time) for payment by the close of business on the Purchase Date in immediately available funds; provided, however, that if the Purchase Date is not a Business Day, the purchase price shall be payable on the next succeeding Business Day.

     (D) Any Bond delivered for payment of the purchase price shall be accompanied by an instrument of transfer thereof in form satisfactory to the Tender Agent executed in blank by the Holder thereof and with all signatures guaranteed by a participant in a signature guarantee program as provided by 12 C.F.R. 240.17(A)(d)-15. The Tender Agent may refuse to accept delivery of any Bond for which an instrument of transfer satisfactory to it has not been provided and shall have no obligation to pay the purchase price of such Bond until a satisfactory instrument is delivered.

     (E) The Tender Agent shall hold all Bonds delivered for purchase pursuant to this Section 304 hereof in trust for the benefit of the Holders thereof until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Holders, and thereafter shall deliver such Bonds to the purchasers thereof. All amounts received by the Trustee from a drawing under a Credit Facility for the purchase of Bonds shall be transferred immediately to the Tender Agent. The Tender Agent shall also hold all such amounts from a drawing under a Credit Facility that the Tender Agent shall have received from the Trustee in a separate and segregated account pending payment of the purchase price of Bonds as set forth in Section 306 hereof and neither the Issuer, the Company, any Guarantor, any Affiliate of the Issuer or of any Guarantor, nor any Insider of any of them shall have any right to take, control or receive the moneys and investments therein.

     (F) IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS REQUIRED TO BE TENDERED TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE OR THE ALTERNATE SECURITY DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE OR THE ALTERNATE SECURITY DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY SUCH UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

     (G) No purchase of Bonds pursuant to this Section 304 shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

SECTION 305. REMARKETING OF BONDS. (A) Upon the receipt by the Remarketing Agent of any notice pursuant to Section 304(A) hereof, the Remarketing Agent, subject to the terms of the Remarketing Agreement, shall offer for sale, and shall use its best efforts to sell (other than to the Issuer, the Company or their affiliates), the Bonds in respect of which such notice has been given. Unless otherwise instructed by the Issuer or the Company, the Remarketing Agent will offer for sale and use its best efforts to sell any Bonds purchased pursuant to Section 304(B) hereof. Any such Bonds shall be offered: (1) at 100% of the principal amount thereof, plus interest accrued, if any, to the Purchase Date, and (2) pursuant to terms calling for payment of the purchase price on such Purchase Date against delivery of such Bonds; provided that the Remarketing Agent shall not sell any Bond if the amount to be received from the sale of such Bond (including accrued interest, if any) plus the amount available to be drawn by the Trustee under the Credit Facility with respect to the Available Moneys available to the Trustee for such purpose is less than the purchase price (including accrued interest, if any) to be paid for such Bond. The Remarketing Agent shall direct any person to whom such Bonds (or authorized portions thereof) are remarketed pursuant to this Section to deliver the purchase price thereof in immediately available funds to the Trustee at its principal office on or before 10:00 a.m. (New York time) on the Purchase Date. Upon receipt and pending disbursement thereof, the Trustee shall deposit such moneys in the Remarketing Proceeds Account. The Trustee, the Tender Agent or the Credit Facility Issuer may purchase any Bonds offered pursuant to this Section 305 for its own account. Each of the Issuer and the Company acknowledges that it shall have no interest in any proceeds of the remarketing of Bonds, all of which shall be held in trust by the Trustee or the Tender Agent for the sole benefit of the Holders of the Bonds and, to the extent that the Holders have been paid with draws on the Credit Facility, for the benefit of the Credit Facility Issuer. The Remarketing Agent shall, no later than 10:30 a.m. on the Purchase Date, give oral or telephonic notice to the Tender Agent and the Trustee of the Bonds remarketed pursuant to this Section and the Purchase Date therefor, such notice to be promptly confirmed by telex, telegram or telecopier to the Company and the Credit Facility Issuer.

     (B) The Remarketing Agent shall, subject to the terms of the Remarketing Agreement, offer for sale, and use its best efforts to sell, on behalf of the Issuer, Bonds held pursuant to Section 308 hereof. Any such Bonds shall be offered at 100% of the principal amount thereof, plus interest accrued to the sale date.

SECTION 306. PURCHASE OF BONDS; UNDELIVERED BONDS. (A) On each date Bonds are to be purchased pursuant to Section 304 hereof, the Tender Agent shall purchase, but only from the funds listed below, such Bonds from the owners thereof. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated, provided that funds derived from
Section 306(A)(1) and Section 306(A)(2) hereof shall not be combined with funds derived from Section 306(A)(3) hereof to purchase any one Bond (or authorized denomination thereof):

     (1) Proceeds deposited in the Remarketing Proceeds Accounts from the remarketing of such Bonds to persons other than the Issuer, the Company, or Affiliates of the Company or any person constituting an Insider of the Company (exclusive of any premium) pursuant to Section 3.05(A);

     (2) Available Moneys furnished by the Trustee to the Tender Agent representing proceeds of a drawing by the Trustee under the Credit Facility; and

     (3) Available Moneys deposited by the Issuer or the Company into the Redemption Premium Account, if necessary, to pay any premium included in the Purchase Price;

     (4) Moneys paid by the Company to pay the purchase price furnished by the Trustee to the Tender Agent.

     (B) In the event that any holder of a Bond who shall have given notice demanding purchase pursuant to Section 304(A) hereof, or which is subject to mandatory purchase pursuant to Section 304(B) hereof, shall fail to deliver such Bond to the Tender Agent at the place and on the applicable date and time specified, or shall fail to deliver such Bond properly endorsed, such Bond shall constitute an Undelivered Bond. If funds in the amount of the purchase price of the Undelivered Bond are available for payment to the holder thereof on the date and at the time specified, then, from and after the date and time of that required delivery, (1) the Undelivered Bond shall no longer be deemed to be Outstanding under this Indenture; (2) interest shall no longer accrue thereon; and (3) funds in the amount of the purchase price of the Undelivered Bonds shall be held by the Tender Agent, without liability for interest thereon, for the benefit of the Holder thereof (and in no event for the benefit of the Issuer, the Company, their affiliates, the Remarketing Agent, the Tender Agent or any other party). The Issuer, the Company and their affiliates shall have no interest in the moneys held by the Tender Agent. Any funds held by the Tender Agent as described in clause (3) of the preceding sentence shall be held uninvested. Any moneys deposited with and held by the Tender Agent not so applied to the payment of Bonds, if any, within two years after the Purchase Date of such Bonds shall be paid by the Tender Agent to the Company and thereafter the former Holders of such Bonds shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

SECTION 307. DELIVERY OF REMARKETED OR PURCHASED BONDS. (A) Bonds and Beneficial Ownership Interests purchased pursuant to Section 306 hereof shall be delivered as follows:

     (1) Bonds sold by the Remarketing Agent to persons or entities other than the Issuer or the Company shall be delivered to the purchasers thereof. With respect to Beneficial Ownership Interests sold by the Remarketing Agent pursuant to Section 305 hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the Book Entry System maintained by the Depository.

     (2) Bonds purchased or to be purchased with moneys described in Section 306(A)(2) hereof shall be delivered to the Tender Agent to be held pursuant to
Section 308 hereof. With respect to Beneficial Ownership Interests purchased with moneys described in Section 306(A)(2) hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the Book Entry System maintained by the Depository.

     (3) Bonds purchased with moneys described in Section 306(A)(3) hereof shall, at the direction of the Company, be (a) delivered to or held by the Tender Agent for the account of the Company, (b) delivered to the Trustee for cancellation or (c) delivered to the Company. With respect to Beneficial Ownership Interests purchased with moneys described in Section 306(A)(3) hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the Book Entry System maintained by the Depository.

     (B) If, on any date prior to the release of Bonds held by or for the account of the Company pursuant to Section 307(A)(3) hereof, all Bonds are called for redemption pursuant to Section 301 hereof or an acceleration of the Bonds pursuant to Section 602 hereof occurs, such Bonds shall be deemed to have been paid and shall thereupon be canceled by the Trustee.

     (C) Bonds or Beneficial Ownership Interests (other than Bonds pledged to the Credit Facility Issuer) delivered as provided in this Section shall be registered (or recorded through the Depository) in the manner directed by the recipient thereof.

SECTION 308. BONDS PLEDGED TO THE CREDIT FACILITY ISSUER. The Bond Registrar shall register (or the Depository shall record) in the name of the Company any Bonds delivered to the Tender Agent pursuant to Section 307(A)(2) hereof. Thereafter, the Tender Agent shall hold such Bonds unless and until the Tender Agent shall have received from the Credit Facility Issuer written notice or telephonic notice, promptly confirmed in writing, which specifies that the Tender Agent shall deliver such Bonds to the Company or the Remarketing Agent. Upon receipt of such notice, the Tender Agent shall deliver such Bonds to the Company or the Remarketing Agent.

SECTION 309. DRAWINGS ON CREDIT FACILITY. Except as provided in Section 311 hereof, on each day on which Bonds are to be purchased pursuant to Section 304 hereof, except to the extent that the Trustee shall have received telephonic notification from the Remarketing Agent on or prior to 10:30 o'clock a.m. (New York time) on the Purchase Date to the effect that such Bonds shall have been remarketed pursuant to Section 305 hereof and that the moneys described in Section 306(A)(1) hereof will be sufficient to pay the purchase price of such Bonds, the Trustee shall by 11:00 o'clock a.m. (New York time) on the Purchase Date draw under the Credit Facility an amount equal to the purchase price of such Bonds which cannot be purchased from the proceeds of remarketing then on deposit in the Remarketing Proceeds Account and immediately upon receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent, and shall further provide Immediate Notice of such drawing to the Issuer and the Company. If the less than the full purchase price is received for the Bonds that are to be remarketed, the Trustee shall, by 11:00 o'clock a.m. (New York time) on the Purchase Date, draw under the Credit Facility an amount which, together with the remarketing proceeds of the Bonds sold by the Remarketing Agent and received by the Trustee, will be equal to the purchase price of such Bonds and immediately upon the receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent.

SECTION 310. DELIVERY OF PROCEEDS OF SALE. The proceeds of the sale by the Remarketing Agent of any Bonds held by it for the account of the Company, or delivered to it by any Bondholder or the Tender Agent, shall be deposited in the Remarketing Proceeds Account.

SECTION 311. LIMITATION ON PURCHASE AND REMARKETING. Anything in this Indenture to the contrary notwithstanding, there shall be no purchase of Bonds pursuant to
Section 304(A) hereof if there shall have occurred and be continuing an Event of Default under Section 601(A), Section 601(B) or Section 601(F) hereof and there shall be no remarketing of Bonds pursuant to Section 305 hereof if there shall have occurred and be continuing an Event of Default, except in the sole discretion of the Remarketing Agent.

                          [Balance of page left blank]

                                   ARTICLE IV

             FUNDS AND APPLICATION OF PROCEEDS OF BONDS AND REVENUES

SECTION 401. ESTABLISHMENT OF FUNDS. (A) The Issuer hereby establishes and creates the following special separate trust funds:

     (1) Counties of Warren and Washington Industrial Development Agency - Angiodynamics, Inc. Project - Project Fund (the "Project Fund");

     (2) Counties of Warren and Washington Industrial Development Agency - Angiodynamics, Inc. Project - Bond Fund (the "Bond Fund") and, within the Bond Fund, the following special accounts: (a) the Bond Fund Credit Facility Account;
(b) the Bond Fund Defeasance Account; (c) the Bond Fund Redemption Premium Account; and (d) the Bond Fund Remarketing Proceeds Account;

     (3) Counties of Warren and Washington Industrial Development Agency - Angiodynamics, Inc. Project - Insurance and Condemnation Fund (the "Insurance and Condemnation Fund"); and

     (4) Counties of Warren and Washington Industrial Development Agency - Angiodynamics, Inc. Project - Rebate Fund (the "Rebate Fund") and, within the Rebate Fund, the following special accounts: (a) the Rebate Fund Principal Subaccount; and (b) the Rebate Fund Earnings Subaccount.

     (B) The funds created under this Indenture shall be maintained by the Trustee and shall be held in the custody of the Trustee. The Issuer authorizes and directs the Trustee to withdraw moneys from said funds for the purposes specified herein, which authorization and direction the Trustee hereby accepts. All moneys required to be deposited with or paid to the Trustee under any provision of this Indenture (1) shall be held by the Trustee in trust, and
(2)except for moneys held by the Trustee (a) for the redemption of Bonds, notice of redemption of which has been duly given, or (b) for the purchase of Tendered Bonds, or (c) in the Rebate Fund, shall, while held by the Trustee constitute part of the Trust Revenues and be subject to the Lien of this Indenture. Moneys which have been deposited with, paid to or received by the Trustee for the redemption of a portion of the Bonds or for the payment of Bonds or interest thereon due and payable otherwise than upon acceleration by declaration, shall be held in trust for and be subject to a Lien in favor of only the Holders of such Bonds so redeemed or so due and payable.

     (C) Moneys held in the Rebate Fund shall not be subject to a security interest, pledge, assignment, Lien or charge in favor of the Trustee or any other Person.

SECTION 402. APPLICATION OF PROCEEDS OF BONDS. (A) The Issuer shall deposit with the Trustee all of the proceeds from the sale of the Initial Bonds, including accrued interest payable on the Initial Bonds. The Trustee shall deposit the proceeds from the sale of the Initial Bonds as follows: (1) the Trustee shall deposit the portion of the proceeds of the sale of the

Initial Bonds representing accrued interest on the Initial Bonds into the Bond Fund, and (2) the Trustee shall deposit the remainder of such proceeds into the Project Fund.

     (B) The proceeds of any Additional Bonds shall be deposited as provided in the supplement to this Indenture authorizing the issuance of such Additional Bonds. Any such proceeds required to be deposited in the Project Fund shall be deposited in the appropriate subaccount relating to such Additional Bonds within the Project Fund.

SECTION 403. TRANSFERS OF TRUST REVENUES TO FUNDS. (A) Commencing the first date on which installment purchase payments are received from the Company pursuant to the Installment Sale Agreement, and from month to month thereafter, the Trustee shall deposit such payments, upon the receipt thereof, in the Bond Fund.

     (B) The Net Proceeds of any insurance settlement or Condemnation award received by the Trustee shall, upon receipt thereof, be deposited in the Insurance and Condemnation Fund.

SECTION 404. PROJECT FUND. (A) In addition to moneys deposited in the Project Fund from the proceeds of sale of the Bonds pursuant to Section 402 hereof, there shall be deposited into the Project Fund all other moneys received by the Trustee under or pursuant to this Indenture or the other Financing Documents which, by the terms hereof or thereof, are to be deposited in the Project Fund.

     (B) Moneys on deposit in the Project Fund shall be disbursed and applied by the Trustee to pay the Costs of the Project pursuant to the provisions of
Section 4.3 of the Installment Sale Agreement, this Section 404, and the applicable provisions of the Reimbursement Agreement. The Trustee is hereby authorized and directed to disburse moneys from the Project Fund upon receipt by the Trustee of a Request for Disbursement, in substantially the form attached hereto as Exhibit C, certified to by an Authorized Representative of the Company and approved in writing by the Bank in accordance with the applicable provisions of this Indenture, the Reimbursement Agreement and the Installment Sale Agreement.

     (C) All earnings on amounts held in the Project Fund shall be deposited by the Trustee into the Project Fund.

     (D) (1) Except for any amount retained for the payment of incurred and unpaid items of the Cost of the Project, after the Completion Date, all moneys in the Project Fund (in excess of any amount required to be transferred to the Rebate Fund pursuant to Section 407 hereof and the Tax Documents) shall be transferred from the Project Fund to the Bond Fund and be applied as soon as possible to the redemption of Bonds in accordance with Article III hereof.

     (2) In the event the unpaid principal amount of the Bonds shall be accelerated upon the occurrence of an Event of Default, the balance in the Project Fund (in excess of any amount required to be transferred to the Rebate Fund pursuant to Section 407 hereof and the Tax Documents) shall be transferred from the Project Fund to the Bond Fund as soon as possible and shall be used to pay the principal of, premium, if any, on and interest on the Bonds.

     (E) The Trustee shall maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and shall, upon request and within sixty
(60) days after the Completion Date, file an accounting thereof with the Issuer, the Company and the Bank.

SECTION 405. BOND FUND. (A) In addition to the moneys deposited to the Bond Fund (1)from the proceeds of the Bonds pursuant to Section 402 hereof and (2) pursuant to Sections 403, 404 and 410 hereof, there shall be deposited into the Bond Fund (a) all installment purchase payments received from the Company under the Installment Sale Agreement (except payments made with respect to the Unassigned Rights), (b) any amount in the Insurance and Condemnation Fund directed to be paid into the Bond Fund under Section 406 hereof, (c) any amounts received from the Company pursuant to Section 3.4 or Section 4.6 of the Installment Sale Agreement, (d)all prepayments by the Company in accordance with
Section 5.5 of the Installment Sale Agreement in connection with which notice has been given to the Trustee pursuant to Section 302 hereof, (e) any amounts received by the Trustee under the Credit Facility, and (f) all other moneys received by the Trustee under and pursuant to this Indenture or the other Financing Documents which by the terms hereof or thereof are to be deposited into the Bond Fund, or are accompanied by directions from the Company or the Issuer that such moneys are to be paid into the Bond Fund.

     (B) The Trustee shall deposit into the following specified accounts of the Bond Fund the following amounts:

     (1) into the Credit Facility Account, all moneys drawn by the Trustee under the Credit Facility, which account shall hold no other moneys;

     (2) into the Remarketing Proceeds Account, all amounts representing the proceeds from a remarketing of the Bonds, which account shall hold no other moneys;

     (3) into the Redemption Premium Account, all amounts deposited to pay premiums on the Bonds, which account shall hold no other moneys; and

     (4) into the Defeasance Account, all amounts deposited to pay and discharge the Bonds pursuant to Section 1001 hereof, which account shall hold no other moneys.

Neither the Issuer, the Company, any Guarantor, any affiliate of the Company or any Guarantor or any Insider of any of them shall have any interest in, nor any right whatsoever to take or control (other than the right of the Company to direct investments pursuant to Section 410 hereof), the Credit Facility Account, the Credit Facility, the Redemption Premium Account, the Remarketing Proceeds Account, the Defeasance Account or any subaccounts of any of the foregoing accounts, or the moneys and Authorized Investments therein, including any proceeds thereof, all of which shall be held in trust by the Trustee for the sole benefit of the Bondholders until all Debt Service Payments on the Bonds are paid and thereafter for the benefit of the Credit Facility Issuer; provided, however, that any amounts which were deposited in the Redemption Premium Account of the Bond Fund for the purpose of causing such amounts to constitute Available Moneys and which remain after all of the Outstanding Bonds shall be deemed paid and discharged under this Indenture, shall be retained by the Trustee and shall not be paid to or for the benefit of the Company, any Guarantor, any Affiliate of the Company or any Guarantor or any Insider of any of them, which shall have no right to take or control such amounts. If the Bonds are then rated by a Rating Service or Rating Services, no moneys in the Redemption Premium Account or the Defeasance Account may be used to pay Debt Service Payments on the Bonds until the Company delivers to such Rating Service or Rating Services an opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that payments on the Bonds from such moneys will not constitute voidable preferences under the U.S. Bankruptcy Code in the event a petition in bankruptcy is subsequently filed by or against the Company or the Issuer. The Trustee shall establish separate subaccounts within the Redemption Premium Account and the Defeasance Account for each deposit (including any investment income thereon) made into the Bond Fund so that the Trustee may at all times ascertain the date and source of deposit of the funds in such accounts and the Trustee shall assure moneys having different dates of deposit and held in separate subaccounts shall not be commingled.

     (C) Moneys on deposit in the Bond Fund shall be disbursed and applied by the Trustee to pay the Debt Service Payments on the Bonds as said Debt Service Payments become due and payable on the Bonds in accordance with the provisions of the Bonds and this Indenture. Except as otherwise provided in Section 609(A)(1) hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds from the following source or sources, but only in the following order of priority:

     (1) Available Moneys held in the Credit Facility Account, provided that in no event shall moneys held in the Credit Facility Account be used to pay any amount which may be due on Bonds held pursuant to Section 308 hereof;

     (2)  Available Moneys held on deposit in the Redemption Premium Account;

     (3)  any other Available Moneys in the Bond Fund; and

     (4)  any other amounts available in the Bond Fund.

     (D) To the extent moneys described under Section 405(C)(1) hereof are not available in the Bond Fund to pay principal or redemption price of the Bonds and interest on the Bonds on any maturity date, Interest Payment Date, redemption date or Purchase Date (other than Bonds held pursuant to Section 308 hereof, except for interest payments on Bonds that were not held pursuant to Section 308 hereof on the Record Date for such payment), the Trustee shall, on or before 11:00 o'clock a.m.(New York time) on the Business Day prior to such due date, or 11:00 o'clock a.m. (New York time) on such Purchase Date, draw upon or demand payment under the Credit Facility, if any, then held by the Trustee in a manner so as to provide immediately available funds by the close of business on such date in an amount necessary to make the required payments of the principal of and premium, if applicable and if payable from a draw on the Credit Facility, and interest on the Bonds on such maturity date, Interest Payment Date, redemption date or to purchase the Bonds tendered or deemed tendered on such Purchase Date. Upon receipt of such moneys from the Credit Facility Issuer, the Trustee shall (1)(a)deposit the amount representing a drawing on the Credit Facility for the payment of principal of and interest on the Bonds in the Credit Facility Account of the Bond Fund, and apply the same to the payment of such principal and interest due on the Bonds or (b) use the proceeds of the draw to the pay the purchase price of the Bonds in accordance with
Section 309 hereof, and (2) pay, on behalf of the Company, but only from and to the extent of any amounts described in Section 405(C)(3) hereof and Section 405(C)(4) hereof then on deposit in the Bond Fund, any and all amounts then due and payable under the Reimbursement Agreement. Any payment made by the Trustee on behalf of the Company described in clause (2) of the immediately preceding sentence shall be made by wire transfer of immediately available funds to the account of the Credit Facility Issuer on the date the Trustee receives moneys pursuant to a drawing upon the Credit Facility.

     (E) (1) Moneys on deposit in the Bond Fund shall be invested in Authorized Investments in accordance with Section 410 hereof. All interest and other income accrued and earned on moneys on deposit in the Bond Fund shall be deposited by the Trustee into the Bond Fund.

     (2) Moneys on deposit in the Bond Fund shall be applied by the Trustee to pay the principal of, premium, if any, and interest on the Bonds as the same become due, whether at Stated Maturity, upon acceleration of the Bonds or upon redemption of the Bonds, except as provided in Section 411 and Section 408(E) hereof.

     (F) Notwithstanding anything herein to the contrary, in NO EVENT shall moneys deposited in the Bond Fund be retained therein for a period in excess of one (1) year.

     (G) The Issuer acknowledges that it has no interest in the Credit Facility Account, and any moneys and Authorized Investments therein, all of which shall be held in trust by the Trustee for the sole benefit of the holders of the Bonds, and that the Issuer has no interest in the Bond Fund and any moneys and Authorized Investments therein, all of which shall be held in trust by the Trustee for the benefit of the holders of the Bonds and, to the extent that the holders of the Bonds are paid through draws under a Credit Facility, the Credit Facility Issuer.

SECTION 406. INSURANCE AND CONDEMNATION FUND. (A) The Net Proceeds of any insurance settlement or Condemnation award received by the Trustee in connection with damage to or destruction of or the taking of part or all of the Project Facility shall be deposited into the Insurance and Condemnation Fund.

     (B) If, pursuant to Sections 7.1 or 7.2 of the Installment Sale Agreement, following damage to or Condemnation of all or a portion of the Project Facility,
(1) the Company exercises its option not to repair, rebuild or restore the Project Facility and to require the redemption of the Bonds, or (2) if a taking in Condemnation as described in Section 7.2(C) of the Installment Sale Agreement occurs, or (3) the Bank exercises its options to apply the Net Proceeds of any insurance or Condemnation award to the redemption of the Bonds, the Trustee shall, after any transfer to the Rebate Fund required by the Tax Documents and
Section 407 hereof is made, transfer all moneys held in the Insurance and Condemnation Fund to the Bond Fund to be applied to the redemption of the Bonds then Outstanding pursuant to Section 301(A) hereof, except as provided in
Section 411 and Section 408(E) hereof.

     (C) If, following damage to or condemnation of all or a portion of the Project Facility, the Company elects to repair, rebuild or restore the Project Facility, and provided no Event of Default thereunder or under any other Financing Document has occurred and is continuing, moneys held in the Insurance and Condemnation Fund and attributable to the damage to or the destruction of or the taking of the Project Facility shall, after any transfer to the Rebate Fund required by the Tax Documents and Section 407 hereof is made, be applied to pay the costs of such repairs, rebuilding or restoration in accordance with the terms and conditions set forth in Section 406(D) hereof.

     (D) The Trustee is hereby authorized to and shall make such disbursements, at the Company's request, either upon the completion of such repairs, rebuilding or restoration or periodically as such repairs, rebuilding or restoration progress, upon receipt by the Trustee of a certificate of an Authorized Representative of the Company, approved in writing by the Bank, stating, with respect to each payment to be made: (1) the amount or amounts to be paid, the Person or Persons (which may include the Company for reimbursement of such costs) to whom an amount is to be paid and the total sum of all such amounts;
(2) that the Company has expended, or is expending, concurrently with the delivery of such certificate, such amount or amounts on account of costs incurred in connection with the repair, rebuilding or restoration of the Project Facility; (3) that all contractors, workmen and suppliers have been or will be paid through the date of such certificate from the funds to be disbursed; (4) that there exists no Event of Default hereunder or under any other Financing Document and no condition, event or act which, with notice or the lapse of time or both, would constitute an Event of Default hereunder or under any other Financing Document; (5) that such Authorized Representative of the Company has no knowledge, after diligent inquiry and after searching the records of the appropriate state and local filing offices, of any vendor's Lien, mechanic's Lien or security interest which should be satisfied, discharged or bonded before the payment as requisitioned is made or which will not be discharged by such payment; (6) that no certificate with respect to such expenditures has previously been delivered to the Trustee; and (7) that there remain sufficient moneys in the Insurance and Condemnation Fund attributable to the damage to, destruction of, or taking of the Project Facility to complete the repair, rebuilding or restoration of the Project Facility. Each such requisition shall be accompanied by bills, invoices or other evidences reasonably satisfactory to the Trustee and the Bank. The Trustee shall be entitled to rely on such requisition.

     (E) Upon completion of the repair, rebuilding or restoration of the Project Facility, an Authorized Representative of the Company shall deliver to the Issuer, the Trustee and the Bank a certificate stating (1) the date of such completion, (2) that all labor, services, materials and supplies used therefor and all costs and expenses in connection therewith have been paid, (3) that the Project Facility has been restored to substantially its condition immediately prior to the damage or Condemnation thereof, or to a condition of at least equivalent value, operating efficiency and function, (4) that the Issuer or the Company has good and valid title to all Property constituting part of the restored Project Facility, and that the Project Facility is subject to the Installment Sale Agreement and the Liens and security interests of this Indenture and (5)that the restored Project Facility is ready for occupancy, use and operation for its intended purposes. Notwithstanding the foregoing, such certificate may state (a) that it is given without prejudice to any rights of the Company against third parties which exist at the date of such certificate or which may subsequently come into being, (b) that it is given only for the purposes of this Section 406, and (c) that no Person other than the Issuer, the Bank or the Trustee may benefit therefrom. Such certificate shall be accompanied by a certificate of occupancy, if required, and any and all permissions, licenses or consents required of Governmental Authorities for the occupancy, operation and use of the Project Facility for its intended purposes.

     (F) All earnings on amounts held in the Insurance and Condemnation Proceeds Fund shall be transferred by the Trustee to the Insurance and Condemnation Fund.

     (G) If the cost of the repairs, rebuilding or restoration of the Project Facility effected by the Company shall be less than the amount in the Insurance and Condemnation Fund, then on the completion of such repairs, rebuilding or restoration, the Trustee shall transfer such difference to the Bond Fund and be used to redeem the Bonds in accordance with Article III hereof; provided that such amounts may be transferred to the Company for its purposes if (1) the Company so requests, (2) the Company obtains the prior written consent of the Bank thereto, and (3) the Company furnishes to the Trustee and the Bank an opinion of Bond Counsel to the effect that payment of such moneys to the Company will not, in and of itself, adversely affect the inclusion of the interest paid or payable on the Bonds from gross income for federal income tax purposes.

     (H) If the cost of the repair, rebuilding or restoration of the Project Facility shall be in excess of the moneys held in the Insurance and Condemnation Fund, the Company shall deposit such additional moneys in the Insurance and Condemnation Fund as are necessary to pay the cost of completing such repair, rebuilding or restoration.

SECTION 407. REBATE FUND. (A) The Trustee shall make information regarding the Bonds and investments hereunder available to the Company. The Trustee shall have no obligation to calculate the amount of or make any required payment as provided in this Section 407. If a deposit to the Rebate Fund is required as a result of the computations made or caused to be made by the Company, the Trustee shall upon receipt of written direction from the Company accept such payment for the benefit of the Company. If amounts in excess of that required to be rebated to the United States of America accumulate in the Rebate Fund, the Trustee shall upon written direction from the Designated Representative transfer such amount to the Company. Records of the determinations required by this Section and the instructions must be retained by the Trustee until six years after the Bonds are no longer outstanding. The amount to be deposited in the Rebate Fund shall be withdrawn from the fund or funds designated by the Company, or, in the event the amounts held in such fund or funds are less than the Rebate Amount, the amount to be deposited shall be withdrawn from the fund or funds designated by the Company or from other moneys made available by the Company. Any provision hereof to the contrary notwithstanding, amounts credited to the Rebate Fund shall be free and clear of any lien hereunder.

     (B) Not later than 30 days after August 1, 2007 (or such other date as the Company may choose, provided the Company receive an opinion of Bond Counsel that such change will not cause interest on the Bonds to be included in gross income for federal income tax purposes) and every five years thereafter until final retirement of the Bonds, upon written direction from the Company, the Trustee shall pay to the United States of America ninety percent (90%) of the amount required to be on deposit in the Rebate Fund as of such payment date. Not later than 30 days after the final retirement of the Bonds, upon written direction from the Company the Trustee shall pay to the United States of America one hundred percent (100%) of the balance of the amount required to be on deposit in the Rebate Fund as of such payment date.

     (C) The Trustee shall make deposits and disbursements from the Rebate Fund in accordance with the written instructions received from the Authorized Representative of the Company, shall invest the amounts held in the Rebate Fund pursuant to written instructions from the Authorized Representative of the Company and shall deposit income from such investments immediately upon receipt thereof in the Rebate Fund. Amounts on deposit in the Rebate Fund Principal Subaccount shall be invested in accordance with the provisions of Section 410 hereof and the Tax Documents. All income from such investments shall be deposited in the Rebate Fund Earnings Subaccount and paid to the United States on the date of any payment made pursuant to Section 407(D) hereof.

     (D) In the event that on the first day of any Bond Year, after the calculation of the Rebate Amount, the amount on deposit in the Rebate Fund Principal Subaccount exceeds the Rebate Amount, the Trustee, upon the receipt of written instructions from an Authorized Representative of the Issuer or the Company, shall transfer such excess to the Bond Fund to be applied to the payment of the principal and interest coming due on the Bonds on the next following Bond Payment Date.

     (E) The Trustee, upon the receipt of written instructions from an Authorized Representative of the Company, shall pay to the United States, from amounts on deposit in the Rebate Fund or from other moneys supplied by the Company, (1) not less frequently than once every five (5) years after the date of original issuance of the Bonds, an amount such that, together with prior amounts paid to the United States, the total amount paid to the United States is equal to ninety percent (90%) of the Rebate Amount with respect to the Bonds as of the date of such payment plus all amounts then held in the Rebate Fund Earnings Subaccount, and (2) not later than thirty (30) days after the date on which all Bonds of any particular series have been paid in full, one hundred percent (100 %) of the Rebate Amount with respect to such Bonds as of the date of such payment plus all amounts then held in the Rebate Fund Earnings Subaccount.

     (F) This Section 407 may be amended, without notice to or consent of the Bondholders, at the request of the Issuer or the Company, to comply with the applicable regulations of the Treasury Department, upon the delivery by the Issuer or the Company to the Trustee of an opinion of Bond Counsel that such amendment will not adversely affect the exclusion from gross income for federal income tax purposes of the interest payable on the Bonds which exists on the Closing Date.

SECTION 408. THE LETTER OF CREDIT; ALTERNATE CREDIT FACILITIES. (A) (1)The Initial Bonds are initially secured by the Letter of Credit. The Trustee shall, without any further authorization or direction, timely present in person, by facsimile transmission or by tested telex at or before 11:00 o'clock a.m. on the Business Day immediately preceding a Bond Payment Date to the Bank a sight draft, together with all accompanying documentation as is required by the Letter of Credit by the terms thereof, in order to draw funds on the Letter of Credit in an amount which will be sufficient to pay in full when due (whether by reason of maturity, redemption or otherwise) the Debt Service Payments due on the Bonds on such Bond Payment Date.

     (2) In addition, immediately upon a declaration under Section 602 hereof that the principal of and accrued interest on all the Bonds then Outstanding has become due and payable by virtue of acceleration, the Trustee shall, without any further authorization or direction, present to the Bank a sight draft, together with all accompanying documentation as is required under the Letter of Credit by the terms thereof, in order to draw funds under the Letter of Credit in an amount which shall be necessary to pay the principal of, premium, if any, and accrued interest on the Bonds then Outstanding due by virtue of such acceleration.

     (3) In addition, at or before 11:00 o'clock a.m. on the Purchase Date, the Trustee shall, without any further authorization or direction, present to the Bank a sight draft, together with all accompanying documentation as is required under the Letter of Credit by the terms thereof, in order to draw funds under the Letter of Credit to the extent moneys described in the following sentence are not available to pay when due the Purchase Price of Bonds tendered pursuant to Sections 304 and 307 hereof. In calculating the amount to be drawn on the Letter of Credit for the purchase of the Bonds, the Trustee shall take into account only the remarketing proceeds, if any, deposited into the Remarketing Proceeds Account with respect to the remarketing of such Bonds on or before 10:00 o'clock a.m. (New York time) on the Purchase Date, including proceeds from the purchase of the Bonds by the Remarketing Agent or the Tender Agent for its own account, but not including the remarketing of the Bonds to the Issuer or the Company.

     (4) In no event will the Trustee be entitled to make drawings under the Letter of Credit for the payment of any amount due on any Pledged Bond, except for interest payments on Bonds that were not Pledged Bonds on the Record Date for such payment.

     (B) (1) The Trustee shall exercise any and all rights under the Letter of Credit, regardless of whether the Bank is in default under the Letter of Credit, in the manner provided therein and in this Indenture, and the Trustee shall bring such actions and proceedings under the Letter of Credit as shall be required for the enforcement thereof in accordance with its terms and the terms of this Indenture.

          (2) All funds received by the Trustee under the Letter of Credit shall be deposited by the Trustee in the Credit Facility Account in the Bond Fund and used solely to pay the principal of, and the premium, if any, and interest on, the Bonds; provided, however, that moneys drawn by the Trustee under the Letter of Credit will not be used to pay the principal of, or the premium, if any, or interest on, any Pledged Bonds.

     (C) Except as provided below, any obligations of the Issuer under this Indenture and the Bonds or of the Company under the Installment Sale Agreement which are satisfied from the exercise of the Trustee's rights under the Letter of Credit or under this Section 408 shall be deemed to be satisfied, and no claim therefor shall be made by the Bondholders against the Issuer, the Trustee or the Company or by the Issuer, the Trustee or the Bondholders against the

Company in respect of such obligations; provided, however, that to the extent the Bank has not been reimbursed for amounts paid under the Letter of Credit or under any other Financing Document, such obligations shall not be deemed satisfied, and the Bank shall be subrogated to the rights of the Issuer under the Installment Sale Agreement (except the Unassigned Rights) and the rights of the Trustee hereunder and under the other Financing Documents (except the rights of the Trustee to receive payments for fees, expenses, indemnification's or other amounts which are payable to the Trustee individually under the Financing Documents and are not to be subsequently delivered to the Bondholders), and, further, such subrogation shall not release the Company from its obligations under the Reimbursement Agreement or under the other Financing Documents.

     (D) (1) After a drawing on the Letter of Credit described in Section 408(A)(1) hereof, any and all moneys held by the Trustee in the Bond Fund shall be paid on the same day as the draw on the Letter of Credit to the Bank to be applied against the Company's obligations under the Reimbursement Agreement.

          (2) After a drawing on the Letter of Credit described in Section 408(A)(2) hereof, any and all moneys held by the Trustee in any fund or account established by this Indenture (excepting moneys on deposit in the Rebate Fund) shall be paid on the same day as the draw on the Letter of Credit to the Bank to be applied against the Company's obligations under the Reimbursement Agreement.

     (E) If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the current Credit Facility to the Credit Facility Issuer for cancellation. The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

     (F) The Company may, at its option, provide for the delivery to the Trustee of an Alternate Credit Facility which, if the Interest Rate Mode is the Long-Term Rate, shall be a Qualified Alternate Credit Facility. Such Alternate Credit Facility shall have a term of not less than 1 year and set forth a maximum interest rate on the Bonds with respect to which drawings may be made. The Company shall give the Trustee an irrevocable written notice of its intention to replace the then current Credit Facility with an Alternate Credit Facility prior to the stated expiration date of the then current Credit Facility at least 35 days before the Interest Payment Date preceding (by at least 15 calendar days) the date of delivery of such Alternate Credit Facility stated in such notice. On or before the date of delivery of an Alternate Credit Facility to the Trustee, the Company shall provide the Trustee with (1) an opinion of Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and complies with the terms hereof,
(2) an opinion of counsel to the issuer or provider of such Alternate Credit Facility stating that such Credit Facility is a legal, valid, binding and enforceable obligation of such issuer or obligor in accordance with its terms, and (3) if the stated amount of the Alternate Credit Facility is increased over that of the Credit Facility being replaced, an opinion of Independent Counsel stating that payments of principal and interest on the Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the subsequent bankruptcy of the Issuer or the Company under the Bankruptcy Code. The Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility, if any, to the previous Credit Facility Issuer for cancellation promptly on or after the 5th Business Day after the Alternate Credit Facility becomes effective, but not earlier than the 5th Business Day following the last Interest Payment Date covered by the Credit Facility to be canceled. Each Alternate Credit Facility shall have a term of not less than 1 year.

     (G) Unless all of the conditions of Section 408(F) hereof shall have been satisfied, and the expiring Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) shall have been replaced with an Alternate Credit Facility, which if the Interest Rate Mode is the Long-Term Rate, shall be a Qualifying Alternate Credit Facility, and if the Interest Rate Mode is the Weekly Rate or the Semi-Annual Rate, shall be issued by the then current Credit Facility Issuer, at least 35 days before the Interest Payment Date immediately preceding (by at least 15 calendar days) the expiration date of the Credit Facility being replaced, the Trustee shall call the Bonds for purchase pursuant to Section 304(B) and Section 408(H) hereof. In any event, the Trustee shall not give notice of purchase of the Bonds on account of a failure to provide a Qualifying Alternate Credit Facility until the time specified in the preceding sentence for delivery of such Qualifying Alternate Credit Facility.

(H) (1) The Trustee shall notify the Bondholders of the expiration of the term of the Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) which will subject the Bonds to mandatory purchase in accordance with Section 3.04(B) hereof by first class mail delivered to each Bondholder's registered address at least 30 days but not more than 60 days before any Purchase Date resulting from such expiration. The notice will state (a) that the Credit Facility is expiring according to its terms, or will expire upon delivery of an Alternate Credit Facility, and (b) the Purchase Date for the Bonds.

          (2) The Trustee shall notify Bondholders of the replacement of a Credit Facility with any Alternate Credit Facility by first class mail delivered to each Bondholder's registered address at least 30 days but not more than 60 days prior to the effective date of such replacement.

SECTION 409. NON-PRESENTMENT OF BONDS. (A) Subject to the provisions of Sections 205, 206 and 207 hereof, in the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for redemption thereof or otherwise, if Non-Preference Moneys sufficient to pay such Bond shall have been deposited with the Trustee for the benefit of the Holder thereof, such Bond shall be deemed canceled, redeemed or retired on such date even if not presented on such date and all liability of the Issuer to the Holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged; and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the Holder of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or with respect to such Bond.

     (B)  If any Bond shall not be presented for payment prior to the earlier of
(1) two (2) years following the date when such Bond becomes due, either at maturity or at the date fixed for redemption or otherwise, or (2) the date on which such moneys would escheat to the State, such amounts shall be paid by the Trustee first to the Bank to the extent any amounts remain unpaid by the Company under the Reimbursement Agreement or under any other Financing Document, with any balance to be paid to the Company. Thereafter, Bondholders shall be entitled to look only to the Company and/or the Bank, as the case may be, for payment, and then only to the extent of the amount so repaid to the respective parties, who shall not be liable for any interest thereon and shall not be regarded as trustees of such money. The Trustee shall, at least sixty
(60) days prior to the expiration of the above described period, give notice to any Owner who has not presented any Bond for payment that any moneys held for the payment of any such Bond will be returned as provided in this Section 409 at the expiration of such period. The failure of the Trustee to give any such notice shall not affect the validity of any transfer of funds pursuant to this
Section 409.

SECTION 410. INVESTMENT OF FUNDS. (A)Any moneys held as part of any fund created herein shall be continuously invested and reinvested, from time to time, by the Trustee in Authorized Investments at the written or oral direction of an Authorized Representative of the Company, but, if oral, to be promptly confirmed in writing by an Authorized Representative of the Company. The Company shall direct that any moneys held in any fund shall be invested so that (1) all investments shall mature or be subject to mandatory redemption by the holder of such investments (at not less than the principal amount thereof, or the cost of acquisition, whichever is lower), and all deposits in time accounts shall be subject to withdrawal, without penalty, not later than the date when the amounts will foreseeably be needed for purposes of this Indenture, (2)investments of moneys on deposit in the Bond Fund shall mature or be subject to mandatory redemption by the holder (at not less than the principal amount thereof) not more than ninety (90) days from the date of acquisition, and further shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to provide moneys to pay Debt Service Payments as they become due on the Bonds, whether at Stated Maturity or by redemption, (3)no portion of the proceeds derived from the sale of the Bonds or any other moneys held in any fund established under this Article shall be invested, directly or indirectly, in such manner as to cause any Bond to be an "arbitrage bond" within the meaning of that quoted term in Section 148 of the Code, (4) in no event shall any moneys transferred from the Project Fund to the Bond Fund pursuant to Section 404(D) hereof be invested at a "yield" (as defined in Section 148 of the Code) greater than the "yield" on the Bonds, (5) investments of moneys on deposit in the Rebate Fund shall mature or be redeemable at such time as may be necessary to make payments from the Rebate Fund required pursuant to Section 148 of the Code or Section 513 hereof, and (6)moneys received pursuant to a draw on the Letter of Credit and moneys in the Credit Facility Account, Defeasance Account, Remarketing Proceeds Account or Redemption Premium Account of the Bond Fund shall only be invested as described in Section 410(E) hereof. The investments so purchased shall be held by the Trustee and shall be deemed at all times to be a part of the fund in which such moneys were held.

     (B) At no time shall any funds constituting gross proceeds of the Bonds be used in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code, or otherwise violate Section 513 hereof. The Trustee is directed to sell and reduce to cash a sufficient amount of such investments whenever the cash balance in said fund shall be insufficient to cover a proper disbursement from said fund.

     (C) Net income or gain received and collected from such investments shall be credited and losses charged to (1) the Rebate Fund Earnings Subaccount, with respect to the investment of amounts held in the Rebate Fund, and (2) the Project Fund, the Bond Fund, or the Insurance and Condemnation Fund, as the case may be, with respect to the investment of amounts held in such funds.

     (D) Subject to any directions from an Authorized Representative of the Company with respect thereto, from time to time, the Trustee may sell any investments authorized hereunder and reinvest the proceeds therefrom in Authorized Investments maturing or redeemable as aforesaid. Any such investments may be purchased from or sold to the Trustee, the Bond Registrar, an Authenticating Agent or a Paying Agent, or any bank, trust company or savings and loan association affiliated with any of the foregoing. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys applicable hereunder to and at the times required for the purposes of paying Debt Service Payments on the Bonds when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any order. For purposes of this Indenture, those investments shall be valued at face amount or market value, whichever is less. The Trustee shall not be liable (except for gross negligence or willful misconduct) for any depreciation in the value of any investment made pursuant to this Section 410 or for any loss arising from such investment.

     (E) Moneys deposited in the Credit Facility Account in the Bond Fund shall be invested by the Trustee only in obligations described under clause (A) of the definition of Authorized Investments. Proceeds received from the remarketing of the Bonds and deposited in the Remarketing Proceeds Account shall be invested by the Trustee only in obligations described under clause (A) or clause (B) of the definition of Authorized Investments (provided that if the Bonds are then rated by a Rating Service or Rating Services, obligations described under clause (B) of such definition must be prerefunded or escrowed to maturity with obligations described in clause (A) of such definition and be rated "Aaa" by Moody's and/or "AAA" by Standard & Poor's, as applicable to the Rating Service or Rating Services then rating the Bonds). Such obligations shall be noncallable, and shall mature in 30 days or less and at the times and in the amounts necessary to make payments of the Debt Service Payments on, or the purchase price of, Bonds when due or the aforesaid moneys shall be held uninvested in their respective accounts pending application pursuant to the terms of this Article IV hereof, provided that the holding of such moneys uninvested will not cause the Bonds to be deemed "arbitrage bonds" within the meaning of Section 148 of the Code. Moneys deposited in the Defeasance Account in the Bond Fund shall be invested by the Trustee in accordance with Section 1001 hereof.

SECTION 411. FINAL DISPOSITION OF MONEYS. In the event there are no Bonds Outstanding, and subject to any applicable law to the contrary, after payment of all fees, charges and expenses, including, but not limited to reasonable attorney's fees, of the Issuer, the Trustee, the Company and the Bank and any Paying Agents or Authenticating Agents and all other amounts required to be paid hereunder and under the other Financing Documents and after payment of any amounts required to be rebated to the United States hereunder and under the Tax Documents or any provision of the Code, all amounts remaining in any fund established under this Indenture shall be transferred to the Company (except amounts held with respect to the Unassigned Rights, which amounts shall be paid to the Issuer) and, except for moneys held for the payment or redemption of Bonds which have matured or been defeased or notice of the redemption of which has been duly given; provided, however, that, in the event that the Bonds are retired, redeemed or otherwise paid, in whole or in part, from amounts drawn on the Letter of Credit and the Bank remains unreimbursed for such amounts, such remaining amounts shall be transferred to the Bank to be applied against the obligation of the Company to repay the Bank for amounts paid under the Letter of Credit or any other Financing Document, and any amounts in excess thereof shall be paid to the Company; provided, however, that notwithstanding any provision to the contrary in this Indenture or elsewhere, any moneys in the Credit Facility Account, the Defeasance Account, the Remarketing Proceeds Account or the Redemption Premium Account may not be paid to the Company; and provided, further, that any amounts which were deposited in the Redemption Premium Account of the Bond Fund for the purpose of causing such amounts to constitute Available Moneys and which remain after all of the Outstanding Bonds shall be deemed paid and discharged under this Indenture, shall be retained by the Trustee and shall not be paid to or for the benefit of the Company, who shall have no right to take or control such amounts.

SECTION 412. PERIODIC REPORTS BY TRUSTEE. On or before the fifteenth (15th) day of each March, June, September and December, the Trustee shall furnish to the Issuer, the Company and the Bank, commencing on or before the fifteenth day of the first such date following the date in which the Bonds are delivered, a report on the status of each of the funds established under this Article IV, showing at least the balance in each such fund as of the final day of the period with respect to which the last such report described (or, if such report is to first such report, as of the Closing Date), the total of deposits into (including interest on investments) and the total of disbursements from each such fund, the dates of such deposits and disbursements, and the balance in each such fund on the last day of the period to which such report relates (which date shall be not earlier than the last day of the calendar month preceding the date of such report).

                          [Balance of page left blank]

                                    ARTICLE V

                                GENERAL COVENANTS

SECTION 501. AUTHORITY OF ISSUER; VALIDITY OF INDENTURE AND BONDS. The Issuer hereby represents, warrants and covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby, to execute this Indenture and to pledge the revenues and receipts in the manner necessary for the issuance of the Bonds authorized hereby; that the execution and delivery of this Indenture has been duly and effectively authorized; and that such Bonds in the hands of the owners thereof are and will be valid and enforceable special obligations of the Issuer according to the import thereof.

SECTION 502. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants that it shall promptly pay the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds, according to the true intent and meaning thereof, subject to the provisions of Section 202 and Section 1109 hereof.

SECTION 503. PROCESSING OF TRANSFERS. Subject to the provisions of Section 206(D) hereof, the Trustee represents to and covenants with the Issuer and the Bondholders that it will take all reasonable action required and capable of performance on its part to process transfers of Bonds within three (3) Business Days of receipt of a request therefor.

SECTION 504. PERFORMANCE OF COVENANTS; AUTHORITY OF ISSUER. The Issuer covenants, and the Trustee by executing this Indenture covenants, that each will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all proceedings pertaining thereto. The Issuer covenants and represents that it is duly authorized under the laws of the State to issue the Bonds authorized hereby and to execute and deliver this Indenture, to convey the interests described herein and conveyed hereby, to pledge the revenues, receipts and other moneys hereby pledged in the manner and to the extent herein set forth and to execute and deliver the Financing Documents to which it is a party; that all action on its part for the issuance of the Bonds and the execution and delivery of the Financing Documents to which it is a party has been duly and effectively taken; and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable special obligations of the Issuer according to the import thereof.

SECTION 505. PRIORITY OF LIEN OF INDENTURE. The Issuer hereby represents, warrants and covenants that this Indenture is and will be a first Lien upon the Trust Revenues and the Issuer agrees not to create or suffer to be created any Lien having priority or preference over the Lien of this Indenture upon the Trust Revenues or any part thereof, except as otherwise specifically provided herein.

SECTION 506. INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such indentures supplemental hereto, and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confining unto the Trustee all and singular its interest in all Property purported to be made subject to the Lien hereof by the Granting Clauses hereof, and in the Trust Estate herein described and pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds. Any and all interest in the Trust Estate or any other Property hereafter acquired which is of any kind or nature herein provided to be and become subject to the Lien hereof shall, without any further conveyance, assignment or act on the part of the Issuer or the Trustee, become and be subject to the Lien of this Indenture as fully and completely as though specifically described herein, but nothing in this sentence contained shall be deemed to modify or change the obligations of the Issuer under this Section. The Issuer covenants and agrees that, except as herein otherwise provided, it has not and will not sell, convey, mortgage, encumber or otherwise dispose of any part of its interest in the Trust Revenues.

SECTION 507. INSPECTION OF PROJECT BOOKS. The Issuer covenants and agrees that all books and documents in its possession relating to the Project Facility and the Bonds shall at all times be open to inspection by such accountants or other agencies as the Trustee or the Bank may from time to time reasonably designate.

SECTION 508. NO MODIFICATION OF SECURITY; LIMITATION ON LIENS. The Issuer covenants that it will not, without the written consent of the Trustee and the Bank, alter, modify or cancel, or agree to alter, modify or cancel, the Installment Sale Agreement or any other Financing Document to which the Issuer is a party, or which has been assigned to the Issuer, and which relates to or affects the security for the Bonds, except as contemplated hereby or pursuant to the terms of such document. The Issuer further covenants that, except for the Financing Documents and other Permitted Encumbrances, the Issuer will not incur, or suffer to be incurred, any mortgage, Lien, charge or encumbrance on or pledge of any of the Trust Revenues prior to or on a parity with the Lien of this Indenture.

SECTION 509. DAMAGE OR DESTRUCTION. The rights and obligations of the Company, the Issuer, the Trustee and the Bank in the event of damage or destruction of the Project Facility or part thereof shall be determined by reference to Section
7.1 of the Installment Sale Agreement and this Indenture.

SECTION 510. CONDEMNATION. The rights and obligations of the Company, the Issuer, the Trustee and the Bank in the event of a taking of part or all of the Project Facility by Condemnation shall be determined by reference to Section 7.2 of the Installment Sale Agreement and this Indenture.

SECTION 511. ACCOUNTS AND AUDITS. The Trustee shall keep proper books of record and account (separate from all other records and accounts) in which complete and correct entries shall be made of its transactions relating to the Project Facility or any part thereof, and which, together with all other books and papers of the Trustee in connection with the Project Facility, shall at all reasonable times be subject to the inspection of the Company, the Bank and the Issuer, or the holder or holders of not less than five percent (5%) in aggregate principal amount of the Bonds then Outstanding or their representatives duly authorized in writing.

SECTION 512. RECORDATION; FINANCING STATEMENTS. (A) The security interests of the Trustee created by this Indenture and the other Financing Documents and the security interests of the Issuer assigned to the Trustee shall be perfected by the filing by the Company in the office of the New York State Department of State, Uniform Commercial Code Unit of financing and continuation statements required to be filed pursuant to the Uniform Commercial Code of the State in order to perfect and to maintain the perfection of the security interests created by this Indenture and the Financing Documents.

     (B) The Company shall furnish, from time to time as reasonably requested by the Trustee, satisfactory evidence to the Trustee of the recording and filing of all financing statements, continuation statements and other instruments necessary to preserve, perfect and maintain the perfection of the Liens of the Financing Documents.

     (C) The Issuer and the Company irrevocably appoint the Trustee as their lawful attorney and agent to execute and file such financing statements and continuation statements on their behalf (and without their signature where allowed by law) as in the opinion of the Trustee are necessary to preserve, perfect and maintain the perfection of the Liens created by this Indenture and the other Financing Documents. However this shall in no way relieve the Company from the duties and obligations of recording and filing of all financing statements, continuation statements and other instruments necessary to preserve, perfect and maintain the perfection of the Liens of the Financing Documents.

SECTION 513. COVENANT AGAINST ARBITRAGE BONDS. (A) Notwithstanding any other provision of this Indenture, so long as any Bonds shall be Outstanding, the Issuer shall not use or direct or permit the use of the proceeds of the Bonds or any other moneys in its control (including, without limitation, the proceeds of any insurance settlement or Condemnation award with respect to the Project Facility) in such manner as would cause any of the Bonds to be an "arbitrage bond" within the meaning of such quoted term in Section 148 of the Code.

     (B) The Trustee shall not be responsible for the calculation, or the payment from its own funds, of any amount required to be rebated to the United States under Section 148 of the Code. The Trustee shall, however, make such transfers to the Rebate Fund and pay such amounts from the funds and accounts created hereunder and from the Company's funds to the United States as the Company, in accordance with this Indenture and the Tax Documents, shall direct.

SECTION 514. COVENANT REGARDING ADJUSTMENT OF DEBTS. In any case under Chapter 9 of Title 11 of the United States Code involving the Issuer as debtor, the Issuer, unless compelled by a court of competent jurisdiction, shall neither list the Trust Revenues or any part thereof or the Project Facility or any part thereof as an asset or property of the Issuer nor list any amounts owed upon the Bonds Outstanding as a debt of or claim against the Issuer.

SECTION 515. LIMITATION ON OBLIGATIONS OF THE ISSUER. Notwithstanding any provision of this Indenture to the contrary, no order or decree of specific performance with respect to any of the obligations of the Issuer hereunder shall be sought or enforced against the

Issuer unless (A) the party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and the Issuer shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten (10) days, shall have failed to institute and diligently pursue action to cause compliance with such request within such ten (10) day period) or failed to respond within such notice period, (B) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable fees and expenses, and
(C) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, directors, officers, agents (other than the Company) or employees shall be subject to potential liability, the party seeking such order or decree shall
(1)agree to indemnify and hold harmless the Issuer and its members, directors, officers, agents (other than the Company) and employees against any liability incurred as a result of its compliance with such demand, and (2) if requested by the Issuer, furnish to the Issuer satisfactory security to protect the Issuer and its members, directors, officers, agents (other than the Company) and employees against all liability expected to be incurred as a result of compliance with such request; provided, however, that no limitation on the obligations of the Issuer contained in this Section 515 by virtue of any lack of assurance provided in (A), (B) or (C) hereof shall be deemed to prevent the occurrence and full force and effect of any Event of Default hereunder.

SECTION 516. AGREEMENT TO PROVIDE INFORMATION; CONTINUING DISCLOSURE. (A) The Trustee agrees, whenever requested in writing by the Issuer or the Company, to provide such information that is known to the Trustee relating to the Bonds as the Issuer or the Company from time to time may reasonably request at the Company's expense, including, but not limited to, such information as may be necessary to enable the Issuer or the Company to make any reports required by any Federal, state or local law or regulation.

     (B) Upon notice being delivered pursuant to Section 209(E) (Notice of conversion of the Bonds to a Long-Term Rate Period), the Trustee shall enter into a written agreement with the Company (the "Continuing Disclosure Agreement"), in a form acceptable to the Remarketing Agent, for the benefit of the Holders of the Bonds, which shall be executed and delivered solely to assist the Remarketing Agent in complying with Rule 15C2-12(b)(5) of the Securities Exchange Act of 1934, as in effect on such date.

SECTION 517. CERTIFICATES WITH RESPECT TO $10,000,000 LIMITATION OF SECTION 144(a)(4) OF THE CODE. Upon receipt by the Trustee of a certificate of the Company delivered pursuant to the Tax Regulatory Agreement indicating that the $10,000,000 limit in Section 144(a)(4) of the Code has been or may have been exceeded at any time during the three-year period commencing on the date the Bonds are issued, the Company shall deliver to the Trustee an opinion of Bond Counsel as to whether, on the basis of the written statements, certificates, audits, filings and other documentation delivered to the Trustee in accordance with the Tax Regulatory Agreement, the $10,000,000 limit (or any greater or lesser limit that may hereafter be imposed by the Code) of Section 144(a)(4) of the Code was exceeded at any time during such three-year period. If at any time Bond Counsel shall opine that the $10,000,000 limit of Section 144(a)(4) of the Code was exceeded during such three-year period, the Trustee shall call the Bonds for redemption pursuant to
Section 301(D) hereof.

                          [Balance of page left blank]

                                   ARTICLE VI

           DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

SECTION 601. EVENTS OF DEFAULT. The following shall be "Events of Default" under this Indenture, and the terms "Event of Default" shall mean, when they are used in this Indenture, any one or more of the following events:

     (A) Payment of the principal or redemption price of any Bond is not made when it becomes due and payable at maturity or upon call for redemption; or

     (B) Payment of any interest on any Bond is not made when it becomes due and payable; or

     (C) If no Credit Facility is then held by the Trustee, failure by the Issuer to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, other than any such failure which results in an Event of Default under Section 601 (A), Section 601 (B) or Section 601 (F) of this Indenture, for a period of 30 days after written notice of such failure requesting such failure to be remedied, given to the Issuer and the Company by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Bondholders of not less than 25 percent in aggregate principal amount of Bonds then outstanding; or

     (D) The Trustee receives notice from the Credit Facility Issuer, if any, of the Credit Facility then held by the Trustee that an Event of Default under the Reimbursement Agreement has occurred and is continuing and the Trustee is to accelerate the maturity of the Bonds; or

     (E) If a Credit Facility is then held by the Trustee, receipt by the Trustee, on or before the close of business on the 10th day following a drawing under such Credit Facility to pay interest on the Bonds on an Interest Payment Date or the portion of the purchase price of Bonds corresponding to interest on the Bonds, of notice by telephone (promptly confirmed in writing) or facsimile from the Credit Facility Issuer that the interest component of the Credit Facility will not be reinstated as of the date of such notice to the amount required to be maintained pursuant to this Indenture; or

     (F) If payment of the purchase price of any Bond required to be purchased pursuant to Section 304 of this Indenture is not made when such payment has become due and payable; or

     (G) If a Credit Facility is then held by the Trustee, the Credit Facility Issuer fails to honor any proper drawing under the Credit Facility; or

     (H) If a Credit Facility is then held by the Trustee, a decree or order of a court or agency or supervisory authority, having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling or assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Credit Facility Issuer or the Credit Facility Issuer shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Credit Facility Issuer or of or relating to all or substantially all of its property and the lapse of 60 days during which an Alternate Credit Facility Issuer complying with the terms hereof has not been delivered to the Trustee; or

     (1) The occurrence and continuance of an Event of Default under the Installment Sale Agreement.

SECTION 602. ACCELERATION. (A) Upon (1) the occurrence of an Event of Default under Section 601 (D), Section 601 (E) or Section 601 (H), the Trustee shall, or
(2) the occurrence of any other Event of Default under Section 601 hereof and so long as such Event of Default is continuing, the Trustee may, and upon the written request of the holders of not less than 25% in aggregate principal amount of Bonds then Outstanding the Trustee shall, by notice in writing delivered to the Company, with copies of such notice being sent to the Issuer and the Bank, declare the entire principal amount of all Bonds then Outstanding and the interest accrued thereon to be immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. Upon any such declaration, the Trustee shall immediately declare an amount equal to all amounts then due and payable on the Bonds to be immediately due and payable under the Installment Sale Agreement.

     (B)  Upon the occurrence of any declaration by the Trustee under this
Section 602, the principal of the Bonds then Outstanding and the interest accrued thereon shall thereupon become and be immediately due and payable, and interest shall cease to accrue thereon, and the Trustee shall immediately draw upon the Letter of Credit to the extent and in the manner provided in Section 408 hereof.

     (C) Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer, the Company, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of the occurrence of such acceleration. Within 5 days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds Outstanding of the occurrence of such acceleration.

     (D) If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Company, and the Company also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Bondholders, including reasonable attorneys' fees, then, and in every such case, the owners of a majority in principal amount of the Bonds then Outstanding, by notice to the Company and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Bonds issued hereunder; provided, however, that the Trustee shall not annul any declaration resulting from (1) an Event of Default specified in
Section 601(E) hereof, (2) an Event of Default specified in Section 601(D) hereof without the prior written consent of the Credit Facility Issuer or (3) any Event of Default which has resulted in a drawing under the Credit Facility, unless the Trustee has received written confirmation from the Credit Facility Issuer that the Credit Facility has been reinstated to an amount equal to the amount thereof prior to such drawing. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company and to the Credit Facility Issuer. Immediately upon such annulment, the Trustee shall cancel, by notice to the Issuer, the Company and to the Credit Facility Issuer, any demand for acceleration of payments hereunder and under the Bonds made by the Trustee pursuant to this Section 602. The Trustee shall promptly give written notice of such annulment to the Issuer, the Company, the Credit Facility Issuer, the Tender Agent, the Remarketing Agent, and, if notice of the acceleration of the Bonds shall have been given to the Bondholders, shall give notice thereof to the Bondholders.

SECTION 603. ENFORCEMENT OF REMEDIES. (A) Upon the occurrence and continuance of any Event of Default, the Trustee shall exercise such of the rights and powers vested in the Trustee by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs. In considering what actions are or are not prudent in the circumstances, the Trustee shall consider whether or not to take such action as may be permitted to be taken by the Trustee under any of the Financing Documents.

     (B) Upon the occurrence and continuance of any Event of Default, the Trustee shall give such notices and take all actions necessary to cause payments to be made under the Letter of Credit and may proceed forthwith to protect and enforce its rights under the Act, the Letter of Credit, the Installment Sale Agreement and the other Financing Documents by such suits, actions or proceedings as the Trustee, being advised by counsel, shall deem expedient.

     (C) Upon the occurrence and continuance of any Event of Default, the Trustee may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce payment of and receive any amounts due or becoming due from the Issuer, the Bank or the Company under any of the provisions of this Indenture, the Installment Sale Agreement and the other Financing Documents, without prejudice to any other right or remedy of the Trustee or the Bondholders.

     (D) Regardless of the happening of an Event of Default, the Trustee may institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the security under this Indenture and the other Financing Documents by any acts which may be unlawful or in violation of this Indenture or of any other Financing Document or of any resolution authorizing the Bonds, or to preserve or protect the interest of the Trustee and/or the Bondholders.

     (E) Notwithstanding anything to the contrary herein, so long as the Letter of Credit is in effect and the Bank is making all required payments with respect to the Letter of Credit in accordance with the terms of the Letter of Credit, the Trustee shall not exercise any remedies under this Article VI and the Trustee shall not, without the prior written consent of the Bank, take any actions which the Trustee is required or entitled to take under this Article VI unless and until the Trustee shall have accelerated the Bonds and drawn upon the Letter of Credit in accordance with Section 602 hereof and the Bank shall have defaulted in the performance of its obligations under the Letter of Credit, in which case the Bank shall have no authority to exercise any further rights hereunder unless and until said default shall have been cured by the Bank to the reasonable satisfaction of the Trustee.

     (F) In the event of a default by the Bank in the performance of its obligations under the Letter of Credit, notwithstanding the provisions of subparagraph (E) above, the Bank shall have no authority to exercise any further rights hereunder, unless and until said default shall have been cured by the Bank to the reasonable satisfaction of the Trustee.

SECTION 604. APPOINTMENT OF RECEIVERS. Upon the occurrence and continuance of an Event of Default and upon the filing of a suit or commencement of other judicial proceedings to enforce the rights of the Trustee under this Indenture and the other Financing Documents, the Trustee shall, to the extent permitted by law, be entitled, as a matter of right, to the appointment of a receiver or receivers of the Project Facility and of the revenues and receipts thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

SECTION 605. RIGHTS OF BONDHOLDERS TO OBLIGATE TRUSTEE TO PROTECT BONDHOLDERS. Subject to the provisions of Section 603(E) hereof, if an Event of Default shall have happened, and if requested so to do by the holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, and if secured and indemnified as provided in Section 701(I) herein, the Trustee shall be obligated to proceed to protect its rights and the rights of the Bondholders under applicable law, the Installment Sale Agreement, the Bonds, the Letter of Credit, this Indenture and the other Financing Documents, as the Trustee, being advised by Independent Counsel, shall deem most expedient in the interest of the Bondholders.

SECTION 606.  REMEDIES NOT EXCLUSIVE; WAIVER AND NON-WAIVER OF EVENT OF DEFAULT.
(A) No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

     (B) No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     (C) No waiver of any Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent or concurrent Event of Default or shall impair any rights or remedies consequent thereto.

SECTION 607. RIGHTS OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, but nonetheless subject to the provisions of Section 603(E) hereof, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right at any time, by an instrument in writing executed and delivered to the Trustee and upon offering the Trustee the security and indemnity provided for in Section

701(I) herein, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, the Letter of Credit, the Installment Sale Agreement or the other Financing Documents, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction, in the sole opinion of the Trustee, is in accordance with the provisions of law and is not unduly prejudicial to the interests of the Bondholders not joining such direction.

SECTION 608. WAIVER BY ISSUER. Upon the occurrence of an Event of Default, to the extent that such right may then lawfully be waived, neither the Issuer, nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisal, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture; and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it may lawfully do so, the benefit of all such laws and all rights of appraisal and redemption to which it may be entitled under the laws of the State.

SECTION 609. APPLICATION OF MONEYS. (A) Except as provided in subsection (C) below, all moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article VI shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances (including reasonable attorneys' fees) incurred or made by the Trustee, be deposited into the Bond Fund; and all moneys in the Bond Fund shall be applied, together with the other moneys held by the Trustee hereunder (other than amounts in the Rebate Fund), as follows:

     (1) Unless the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied:

     FIRST - to the payment to the Persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the Persons entitled thereto, without any discrimination or privilege;

     SECOND - to the payment to the Persons entitled thereto of the unpaid principal of and any premium on the Bonds (other than Bonds called for redemption for the payment of which moneys shall be held pursuant to the provisions of this Indenture) which shall have become due, in order of their maturities, with interest from the date upon which they became due and, if the amount available shall not be sufficient to pay in full the principal of and premium, if any, and interest on the Bonds due on any particular date, then to the payment ratably, according to amounts due respectively for principal, interest and premium, if any, to the Persons entitled thereto, without any discrimination or privilege;

     THIRD - to the payment to the Persons entitled thereto of the principal of, premium, if any, on, or interest on the Bonds which may thereafter become due and payable, and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of interest, principal and premium, if any, due on such date to the Persons entitled thereto, without any discrimination or privilege; and

     FOURTH - to the payment to the Credit Facility Issuer of all amounts due to the Credit Facility Issuer pursuant to the Reimbursement Agreement.

     (2) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal, premium, if any, and interest then due and unpaid upon the Bonds, without preference or priority of principal and premium over interest or of interest over principal and premium, or of any installment of interest over any other installment of interest, or of any Bonds over any other Bonds, ratably, according to the amounts due respectively for principal, premium, if any, and interest, to the Persons entitled thereto without any discrimination or privilege.

     (B)  Whenever moneys are to be applied pursuant to the provisions of
Section 609(A)(1) hereof, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for such application and the likelihood of additional moneys becoming available in the future. Whenever the Trustee shall apply such moneys under Section 609(A)(1), it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. Whenever moneys are to be applied pursuant to the provisions of Section 609(A)(2), such moneys shall be applied as soon as practicable upon receipt thereof. In either case, the Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee and a new Bond is issued or the Bond is canceled if fully paid.

     (C) Any moneys received by the Trustee from the Bank pursuant to the exercise of any rights granted hereunder or under the Letter of Credit shall first be applied in accordance with Section 408 hereof.

SECTION 610. REMEDIES VESTED IN TRUSTEE. All rights of action, including the right to file proof of claims, under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds. Subject to the provisions of Section 609 hereof, any recovery or judgment shall be for the equal benefit of the holders of the Outstanding Bonds.

SECTION 611. RIGHTS AND REMEDIES OF BONDHOLDERS. No holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust under this Indenture or for the appointment to the extent permitted by law of a receiver or any other remedy hereunder, unless an Event of Default under Section 601(D), Section 601(E) or Section 601(H) hereof has occurred or a default under
Section 601 hereof has occurred of which the Trustee has been notified as provided in Section 614 hereof; nor unless also (A) such default, in the case of a default other than a default under Section 601(D), Section 601(E) or Section 601(H), shall have become an Event of Default, and (B) the Holders of at least 25% in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name; nor unless also they have offered to the Trustee indemnity as provided in Section 701(I) hereof; nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding for a period of thirty (30) days after receipt by the Trustee of such request and offer of indemnity; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment to the extent permitted by law of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Holders of the Bonds shall have any right in any manner whatsoever to affect, disturb, or prejudice the Lien of this Indenture by any action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Holders of all Bonds then Outstanding. Nothing in this Indenture shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the respective Holders thereof, at the time and place and from the source and in the manner in the Bonds expressed. The rights of the Holder of the Bonds under this
Section 611 are subject to the rights of the Bank under Section 603(E) hereof.

SECTION 612. TERMINATION OF PROCEEDINGS. In case the Trustee shall have undertaken any proceedings to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Issuer, the Company, the Bank and the Trustee shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

SECTION 613. WAIVERS OF EVENTS OF DEFAULT. The Trustee, with the prior written consent of the Bank, shall waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds upon the written request of the holders of a majority of the aggregate principal amount of all the Bonds then Outstanding; provided, however, that there shall not be waived (A) any default in the payment of the principal of any Outstanding Bond at the date of maturity specified therein, or upon proceedings for mandatory redemption, (B) any Event of Default requiring a draw under the Letter of Credit unless the Trustee shall have received written notice from the Bank that the Letter of Credit has been reinstated to its full stated amount, if there has been a reduction thereon, or (C) any default in the payment when due of the interest or premium on any such Bonds, unless prior to such waiver or rescission all arrears of interest, with interest (to the extent permitted by law) at the rate bond by the Bonds in respect of which such default shall have occurred on overdue installments of interest or all arrears of payments of principal when due (whether at the stated maturity thereof or upon proceedings for redemption) as the case may be, shall have been paid or provided for, and no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereto. The Trustee shall not grant any waiver or rescission hereunder unless all ordinary and extraordinary fees and expenses of the Trustee, including, but not limited to, reasonable attorneys' fees, incurred in connection with said default have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then, and in every such case, the Issuer, the Trustee, the Bank and the Bondholders, respectively, shall be restored to their former positions and rights hereunder.

SECTION 614. NOTICE OF DEFAULTS; OPPORTUNITY TO CURE. (A) Anything herein to the contrary notwithstanding, no default under Section 601 other than a default under Section 601(D), Section 601(E) or Section 601(H) hereof shall constitute an Event of Default until the Trustee shall have received written notice thereof or shall have actual notice thereof and until actual notice of such default by registered or certified mail shall be given by the Trustee or by the Holders of not less than 25% percent of the aggregate principal amount of Bonds then Outstanding to the Issuer, the Bank and the Company, and the Issuer, the Bank and the Company shall have had thirty (30) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, however, if said default be such that it cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer, the Bank or the Company within the applicable period and diligently pursued until the default is corrected.

     (B) The Trustee shall immediately notify the Issuer, the Company and the Bank of any Event of Default known to the Trustee.

[Balance of page left blank]

                                   ARTICLE VII

                                   THE TRUSTEE

SECTION 701. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture and agrees to perform said trusts upon the following terms and conditions:

     (A) The Trustee may execute any of the trusts or powers hereof and perform any of its duties hereunder by or through attorneys, agents, receivers or employees, but shall not be answerable for the conduct of the same if appointed with due care, and shall be entitled to advice of counsel concerning all matters of the trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may be reasonably employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney appointed with due care, who may be the attorney or attorneys for the Issuer, and shall not be responsible for any loss or damage resulting from any action or nonaction in reliance upon any such opinion or advice.

     (B) Except as expressly provided herein, the Trustee shall not be responsible for any recital herein or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for insuring the Property subject to the Lien of the Financing Documents, or for the value or title of any of the Property subject to the Lien of the Financing Documents, or to see to the recording or filing of this Indenture or any financing statement or any other document or instrument whatsoever, or for the payment of, or for minimizing taxes, charges, assessments or Liens upon the same, or otherwise as to the maintenance of the security hereof, except as to the safekeeping of the pledged collateral and except that, in the event the Trustee enters into possession of part or all of the Property subject to the Lien of the Financing Documents pursuant to any provision thereof, it shall use due diligence in preserving the same, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement on the part of the Issuer or the Company, but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the covenants, conditions and agreements aforesaid and as to the condition of the Property subject to the Lien of the Financing Documents.

     (C) The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not the Trustee.

     (D) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and of any Bond or Bonds issued in exchange therefore or in place thereof.

     (E) The Trustee may accept a certificate of the Secretary or Assistant Secretary of the Issuer under its corporate seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect. As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate of the Company or the Bank signed by an Authorized Representative of the Company or the Bank, as the case may be, or a certificate of an Authorized Representative of the Issuer under seal, as sufficient evidence of the facts therein contained and, prior to the occurrence of a default of which it has been notified as provided in paragraph (M) of this Section or of which by said paragraph it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is or is not necessary or expedient, but may at its discretion, at the reasonable expense of the Company, in every case secure such further evidence as it may think necessary or advisable, but shall in no case be bound to secure the same.

     (F) The permissive right of the Trustee to do things enumerated in the Financing Documents shall not be construed as a duty unless so specified herein, and in doing or not doing so the Trustee shall not be answerable for other than its own gross or willful misconduct.

     (G) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, accountants and representatives, shall have the right fully to inspect all books, papers and records of the Issuer pertaining to the Project Facility and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

     (H) Notwithstanding anything elsewhere in this Indenture, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any moneys, the release of any interest in Property or any action whatsoever, within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to those required herein.

     (I) Before taking any action hereunder (except declaring an Event of Default or drawing under the Letter of Credit on an Interest Payment Date or a Bond Payment Date), the Trustee may require that a security and indemnity reasonably satisfactory to it be deposited with it for the reimbursement of all fees, costs and expenses including, but not limited to, reasonable attorney's fees to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct by reason of any action so taken.

     (J) All moneys received by the Trustee or any paying agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or by this Indenture. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon with the Issuer.

     (K) The Trustee, prior to an Event of Default hereunder and after curing all Events of Default which may have occurred, undertakes to perform only such duties as are specifically set forth in this Indenture. In case an Event of Default has happened which has not been cured, the Trustee shall exercise the rights, duties and powers vested in it by this Indenture in good faith and with that degree of diligence, care and skill which ordinarily prudent persons would exercise under similar circumstances in handling their own affairs.

     (L) The Trustee shall furnish to the Issuer during the term of this Indenture upon the written request of the Issuer any reports or other account of the use of any of the Issuer's funds held by the Trustee that may be required by any governmental body.

     (M) The Trustee shall not be required to take notice or be deemed to have notice of the occurrence of any Event of Default other than an Event of Default under Section 601(D), Section 601(E) or Section 601(H), unless the Trustee shall have actual notice of such Event of Default or unless the Trustee shall be specifically notified in writing of such Event of Default by the Issuer, the Bank or the Company or by the owners of at least 25% in aggregate principal amount of Bonds Outstanding hereunder, and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the Office of the Trustee, and, in the absence of such notice so delivered, the Trustee may conclusively assume there is no Event of Default, except as aforesaid.

     (N) The Trustee shall not be personally liable for any debts contracted or for damages to Persons or to personal Property injured or damaged, or for salaries or nonfulfillment of contracts, during any period in which it may be in the possession of or managing any Property subject to the Lien of the Financing Documents as in this Indenture provided.

     (O) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

     (P) There shall be no additional fee charged by the Trustee for a draw under the Letter of Credit as contemplated by Section 408 hereof or by the terms of the Letter of Credit. Nothing in the foregoing sentence, however, shall limit the Trustee's right to charge additional fees in the event it is required to perform Extraordinary Services hereunder.

     (Q) Before taking any action hereunder, or under any other Financing Document, which would result in the Trustee acquiring title to or taking possession of any portion or all of the Project Facility, the Trustee may require such environmental inspections and tests of the Project Facility and other environmental reviews as the Trustee deems necessary and, if the Trustee determines that the taking of title or possession of all or any portion of the Project Facility will expose the Trustee to claims or damages resulting from environmental or ecological conditions in any way relating to the Project Facility or any activities at the Project Facility, the Trustee may decline to take title to or possession of the Project Facility.

SECTION 702. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment for its Ordinary Services and Ordinary Expenses, including, but not limited to, reasonable attorney's fees, rendered or incurred hereunder and, in the event that it should become necessary for the Trustee to perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses, including, but not limited to, reasonable attorney's fees, in connection therewith; provided that, if such Extraordinary Services or Extraordinary Expenses are occasioned by the gross negligence or willful misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor.

SECTION 703. NOTICE TO BONDHOLDERS OF DEFAULT. If an Event of Default occurs of which the Trustee is, by Section 614 or paragraph (M) of Section 701 hereof, required to take notice or if notice of an Event of Default has been given to it as in said Section 614 or paragraph (M) provided, then the Trustee shall give written notice thereof by mail to all owners of Bonds then Outstanding as shown on the bond register maintained by the Trustee.

SECTION 704. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Bondholders, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the owners of at least 25% in aggregate principal amount of all Bonds then Outstanding if offered the security and indemnity provided for in Section 701(I). The rights and obligations of the Trustee under this Section 704 are subject to the approval of a court of competent jurisdiction.

SECTION 705. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, ipso facto, be and become successor Trustee hereunder and vested with all of the title to the Trust Revenues and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instruments or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 706. RESIGNATION BY THE TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving sixty (60) days' written notice to the Issuer, the Bank and the Company and by registered or certified mail to each Owner of Bonds then Outstanding and such resignation shall take effect at the end of such sixty (60) day period, but not prior to the acceptance of appointment by a successor Trustee under Section 709 hereof. Such notice to the Issuer, the Bank and the Company may be served personally or sent by registered mail. If an instrument of acceptance by a successor Trustee shall not be delivered to the Trustee within sixty (60) days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

SECTION 707. REMOVAL OF THE TRUSTEE. (A) The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Issuer, the Bank and the Company, and signed by the Owners of a majority in aggregate principal amount of all Bonds then Outstanding. Such notice shall specify the date that such removal shall take effect.

     (B) No removal of the Trustee under this Section 707 shall be effective until a successor Trustee shall have been appointed and shall have accepted the terms and conditions imposed hereby.

SECTION 708. APPOINTMENT OF SUCCESSOR TRUSTEE BY THE BONDHOLDERS; TEMPORARY TRUSTEE. (A) In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their duly authorized attorneys; provided, nevertheless, that in case of vacancy, the Issuer by an instrument executed and signed by the Chairman or Vice Chairman and attested by the Secretary or Assistant Secretary of the Issuer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by such Bondholders in the manner above provided; and any such temporary Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee so appointed by such Bondholders.

     (B) Every such successor or temporary Trustee appointed pursuant to the provisions of this Section 708 shall (1) be a trust company or bank organized under the laws of the United States of America or any state thereof and which is in good standing, (2) be located within or outside the State, (3) be duly authorized to exercise trust powers in the State, (4) be subject to examination by a federal or state authority, and (5) maintain a reported capital and surplus of not less than $20,000,000 (or a combined capital and surplus in excess of $3,500,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000), if there be one able and willing to accept the trust on reasonable and customary terms.

SECTION 709. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, Properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, and upon payment of all amounts due such predecessor, execute and deliver an instrument transferring to such successor Trustee all the estates, Properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by a successor Trustee for more fully and certainly vesting in such successor the estates, Properties, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article VII, shall be filed and/or recorded by the successor Trustee in each recording office where this Indenture shall have been filed and/or recorded.

SECTION 710. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

SECTION 711. SUCCESSOR TRUSTEE AS TRUSTEE, PAYING AGENT AND BOND REGISTRAR. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or has been removed shall cease to be Trustee and paying agent on the Bonds and Bond Registrar, and the successor Trustee shall become such Trustee and paying agent and Bond Registrar.

SECTION 712. TRUST MAY BE VESTED IN SEPARATE OR CO-TRUSTEE. (A) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction, including particularly the law of the State, denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of any such instrument on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the trust herein created, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee.

     (B) In the event that the Trustee appoints an additional institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee, but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies; and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     (C) Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such Properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, Properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

SECTION 713. TRUSTEE TO EXERCISE POWERS OF STATUTORY TRUSTEE. The Trustee shall be and is hereby vested with all of the rights, powers and duties of a Trustee which could be appointed by the Bondholders pursuant to Section 878 of the Act, and the right of the Bondholders to appoint a Trustee pursuant to Section 878 of the Act is hereby abrogated in accordance with the provisions of the Act.

SECTION 714.  NEW YORK REAL PROPERTY LAW. (A) To the extent, if any, that
Article 4-a of the New York Real Property Law, as in effect from time to time, may apply to this Indenture or the transactions contemplated hereby, then and in such event, notwithstanding any provision of this Indenture to the contrary, the following provisions of this Section 714 shall apply to this Indenture.

     (B) The Trustee shall have, without limitation, the following additional powers and duties:

     (1) To receive and collect directly and without the intervention or assistance of any fiscal agent or other intermediary all payments of monies required to be made under this Indenture and to disburse the same pursuant to the terms hereof.

     (2) To act as tax withholding agent, and to receive, collect and pay the necessary taxes and hold the surplus, if any, in trust for the rightful owner thereof.

     (3) In the event of a default in the payment or deposit of interest, amortization, taxes, assessments or principal (without any request from the Bondholders or any of them) with due diligence, prudence and care in its discretion:

     (a) to take such action as may be necessary or proper to sequester the rents and income from the Project Facility and otherwise from the Trust Estate;

     (b) to procure from the owner of the Project Facility and/or of the Trust Estate an assignment of rents and/or a consent to enter into possession of the Project Facility and/or the Trust Estate and to collect the rents and income therefrom;

     (c) to apply to any court of competent jurisdiction for the appointment of a receiver of the rents and income from the Project Facility and the Trust Estate;

     (d) to declare due and payable forthwith any principal amount remaining due and unpaid and commence an action to foreclose any Lien on the Project Facility and/or the Trust Estate;

     (e) to apply the moneys received as rents and income from the Project Facility and/or the Trust Estate as well as moneys received by the Trustee from any receiver appointed for the Project Facility and/or the Trust Estate in his discretion, to the maintenance and operation of such Trust Estate, the payment of taxes, water rents and assessments levied thereon and any arrears thereof, to the payment of underlying Liens, and to the creation and maintenance of a reserve or sinking fund, and after the commencement of an action to foreclose any Lien on the

Project Facility and/or the Trust Estate, to distribute ratably among the Bondholders any moneys remaining in its hands; and

     (f) to render annually to the Bondholders, after the occurrence of an Event of Default, unless such Event of Default be previously cured, a summarized statement of income and expenditures in connection with the Trust Estate.

     (4) To permit the Issuer or other Person in possession or control of the Project Facility and/or the Trust Estate, or its successors in interest, to be free to select the insurance broker or agent through whom any insurance of any kind is to be placed or written on any property affected or covered by a mortgage held by such Trustee.

     (C)  The powers and duties conferred and imposed in subsection (B) of this
Section 714 shall be in addition to those conferred and imposed by other provisions of this Indenture and, in case of a conflict, the provisions of said subsection (B) shall prevail; provided, however, that if Article 4-A of the Real Property Law of the State (or any successor provision) or any portion thereof should at any time be repealed or should be construed by a non-appealable judicial decision of a State or Federal court specifically to be inapplicable to this Indenture, said subsection (B) or the corresponding provisions of said subsection (B), as the case may be, shall cease to have any further force and effect; provided, further, that any modification of the powers and duties of a trustee pursuant to Article 4-A of the Real Property Law of the State shall be incorporated by reference herein as part of said subsection (B).

SECTION 715. CONFLICTS OF INTEREST. (A) To the extent, if any, that Article 4-A of the New York Real Property Law, as in effect from time to time, may apply to this Indenture or the transactions contemplated hereby, then and in such event, notwithstanding any provision of this Indenture to the contrary, the following provisions of this Section 715 shall apply to this Indenture. If the Trustee has or shall acquire any conflicting interest as hereinafter defined:

     (1) the Trustee shall, within ninety (90) days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment; and the Issuer shall take prompt steps to have a successor appointed in the manner provided in this Indenture;

     (2) in the event that the Trustee shall fail to comply with the provisions of paragraph (1) of this subsection (A), the Trustee shall, within ten (10) days after the expiration of such ninety-day period, transmit notice of such failure by mail (a) to all registered Holders of Bonds, as the names and addresses of such Holders appear upon the registration books of the Issuer, (b)to such Holders of Bonds as have, within the two (2) years preceding such transmission, filed their names and addresses with the Trustee for the purpose of receiving notices or reports to Holders of Bonds and (c) to all Holders of Bonds whose names and addresses are contained in information currently preserved by the Trustee for such purpose in accordance with subsection (G) of this Section 715; and

     (3) any Holder of Bonds who has been a bona fide Holder thereof for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request therefor by such Holder, to comply with the provisions of paragraph (1) of this subsection (A).

     (B) For purposes of subsection (A) of this Section 715, the Trustee shall be deemed to have a conflicting interest if:

     (1) the Trustee is trustee under another mortgage, deed of trust, trust indenture or other similar instrument (hereinafter in this Section 715 referred to as an "indenture") under which any other securities, or certificates of interest or participation in any other securities, of an obligor upon the Bonds are outstanding unless (1) such other indenture is a collateral trust indenture under which the only collateral consists of Bonds issued under this Indenture, or (2)such obligor has no substantial unmortgaged assets and is engaged primarily in the business of owning, or of owning and developing or operating, real estate, and this Indenture and such other indenture are secured by wholly separate and distinct parcels of real estate; provided, however, that there shall be excluded from the operation of this paragraph any other indenture or indentures which shall have been qualified with the United States Securities and Exchange Commission pursuant to the provisions of the Trust Indenture Act of 1939, as from time to time amended and in force;

     (2) the Trustee or any of its directors or executive officers is an obligor upon the Bonds or an underwriter for such an obligor;

     (3) the Trustee directly or indirectly controls, or is directly or indirectly controlled by or is under direct or indirect common control with, an obligor upon the Bonds or an underwriter for such an obligor;

     (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of an obligor upon the Bonds, or of an underwriter (other than the Trustee itself) for such an obligor who is currently engaged in the business of underwriting, except that
(a) one individual may be a director or an executive officer of the Trustee and a director or an executive officer of such obligor, but may not be at the same time an executive officer of both the Trustee and of such obligor, and (b) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer of the Trustee and a director of such obligor, and (c) the Trustee may be designated by any such obligor or by any underwriter for any such obligor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (B), to act as trustee, whether under an indenture or otherwise;

     (5) ten percent or more of the voting securities of the Trustee is beneficially owned either by an obligor upon the Bonds or by any director, partner or executive officer thereof, or twenty percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten per centum or more of the voting securities of the Trustee is beneficially owned either by an underwriter for any such obligor or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

     (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter defined, (a) five per centum or more of the voting securities, or ten per centum or more of any other class of security, of an obligor upon the Bonds, not including the Bonds and securities issued under any other indenture under which the Trustee is also such trustee, or (b) ten per centum or more of any class of securities of an underwriter for any such obligor;

     (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter defined, five per centum or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten per centum or more of the voting securities of, or controls directly or indirectly or is under direct or indirect control with, an obligor upon the Bonds;

     (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter defined, ten per centum or more of any class of securities of any person who, to the knowledge of the Trustee, owns fifty per centum or more of the voting securities of an obligor upon the Bonds; or

     (9) the Trustee owns, on October fifteenth in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five per centum or more of the voting securities, or of any class of securities, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (B). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two (2) years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five per centum of such voting securities or twenty-five per centum of any such class of securities. Promptly after October fifteenth in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such October fifteenth. If the Issuer fails to make payment in full of principal or interest under this Indenture when and as the same becomes due and payable, and such failure continues for thirty (30) days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall be considered as though beneficially owned by the Trustee, for the purposes of paragraphs (6), (7) and (8) of this subsection (B).

     (C) The specification of percentages of paragraphs (5) through (9), inclusive, of subsection (B) of this Section 715 shall not be construed as indicating that the ownership of such percentages of the securities of a Person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of subsection (B) of this Section 7.15.

     (D) For the purposes of paragraphs (6), (7), (8) and (9) of paragraph (B) of this Section 715, (1) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a Person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (2) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for thirty (30) days or more, and shall not have been cured; and (3) the Trustee shall not be deemed the owner or holder of (a) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as above defined, or (b) any security which it holds as collateral security under this Indenture, irrespective of any default thereunder, or (c) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (E) For the purposes of subsection (B) of this Section 715, the term "underwriter", when used with reference to an obligor upon the Bonds, means every Person who, within three (3) years prior to the time as of which the determination is made, was an underwriter of any security of such obligor outstanding at such time.

     (F) When used in subsections (B) through (E), inclusive, of this Section 715, unless the context otherwise requires:

     (1) The term "underwriter" means any Person who has purchased from an issuer with a view to, or offers or sells for an issuer in connection with, the distribution of any security, or participates or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking; but such term shall not include a Person whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

     (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

     (3) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (4) The term "obligor", when used with respect to the Bonds, means every person who is liable thereon.

     (5) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a Person; and a specified percentage of the voting securities of a Person means such amount of the outstanding voting securities of such Person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such Person are entitled to cast in the direction or management of the affairs of such Person.

     (G) The Issuer agrees that it will furnish or cause to be furnished to the Trustee as soon as reasonably practicable after receipt thereof and at such other times as the Trustee may request in writing all information in the possession or control of the Issuer as to the names and addresses of the Holders of the Bonds. The Trustee shall preserve, in as current a form as is reasonably practicable, all such information so furnished to it.

SECTION 716. DESIGNATION AND SUCCESSION OF TENDER AGENTS. (A) The Trustee hereby agrees to act as Tender Agent for the Bonds. In the event a Tender Agent, other than the Trustee, is required in connection with the remarketing of the Bonds, the Company is hereby authorized to appoint a Tender Agent meeting the requirements set forth in Section 717 hereof. Upon the appointment of a Tender Agent pursuant to Section 717 hereof, the Tender Agent shall agree to provide, as soon as practicable, the Trustee with copies of all written notices it receives in connection with its duties as Tender Agent.

     (B) Any corporation or association into which a Tender Agent may be merged, or with which it may be consolidated, or to which it may sell, lease or transfer its corporate trust business and assets as a whole or substantially as a whole, shall be and become successor hereunder and shall be vested with all the powers, rights, obligations and duties hereunder as was its predecessor, without the execution or filing of any instrument by any party hereto. Any Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days notice to the Issuer, the Company, the Bank and the Trustee; provided, that such resignation shall not take effect until a successor Tender Agent shall have accepted its duties and obligations hereunder. The Tender Agent may be removed at any time upon at least sixty (60) days' notice by an instrument, signed by the Issuer at the direction of the Company and delivered to the Tender Agent and filed with the Trustee.

     (C) In the event of the resignation or removal of a Tender Agent, or in the event the Tender Agent shall be dissolved, or if the property or affairs of a Tender Agent shall be taken under the control of any state or federal court or administrative body by reason of insolvency or bankruptcy, the Issuer shall, or for any other reason the Issuer may, with the consent of the Bank and the Company, appoint a successor Tender Agent, meeting the requirements set forth in
Section 717 hereof. The former Tender Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to the successor Tender Agent when appointed, or, if there be no successor Tender Agent appointed with thirty
(30) days, to the Trustee. In the event that (1)the Issuer shall fail to propose for the consent of the Bank and the Company a successor Tender Agent hereunder or, (2) the position of Tender Agent shall be vacant for any other reason, the Trustee, shall accept the assignment and delivery of the moneys and Bonds held by the former Tender Agent and shall hold and dispose of them as set forth in this Section. It is expressly understood hereunder that if in the event the position of Tender Agent is vacant for any reason, the Trustee shall assume the duties of Tender Agent hereunder. If the Issuer shall fail to propose a successor Tender Agent for the consent of the Bank and the Company within thirty (30) days after request, the Trustee may appoint a successor Tender Agent with the consent of the Bank and the Company. Neither the Issuer nor the Trustee shall incur any liability as a result of any appointment or failure to appoint the Tender Agent or a successor Tender Agent.

     (D) The Trustee shall, within 10 days of the resignation or removal of the Tender Agent or the appointment of a successor Tender Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.

SECTION 717. QUALIFICATIONS OF TENDER AGENT. (A) The Tender Agent shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, and, if the Bonds are rated by Moody's and, if not a bank or trust company, rated at least Baa3/P3 or otherwise qualified by Moody's, having a combined capital and surplus of at least $20,000,000 (or a combined capital and surplus in excess of $3,500,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States, and State or Territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000) and authorized by law to perform all the duties imposed upon it by this Indenture.

     (B) Any successor Tender Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Trustee, the Issuer and the Credit Facility Issuer in which the Tender Agent will agree, particularly:

     (1) to hold all Bonds delivered to it pursuant to Section 304 hereof, as agent and bailee of, and in escrow for the benefit of, the respective owners thereof until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such owners;

     (2) to hold all moneys (without investment thereof) delivered to it hereunder for the purchase of Bonds pursuant to Section 304 hereof as agent and bailee of, and in escrow for the benefit of, the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

     (3) to hold Bonds for the account of the Issuer as contemplated by Section 307(A)(3) hereof;

     (4) to hold Bonds purchased pursuant to Section 304 hereof with moneys representing the proceeds of a drawing under the Credit Facility to be held pursuant to Section 3.08 hereof as agent and bailee; and

     (5) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Trustee and the Issuer at all reasonable times.

SECTION 718. DESIGNATION AND SUCCESSION OF REMARKETING AGENT. (A) The Issuer hereby appoints McDonald Investments Inc., a Key Corp Company, as Remarketing Agent under this Indenture. The Issuer may appoint a different Remarketing Agent. Each Remarketing Agent, by written instrument delivered to the Trustee, the Company and the Issuer, shall accept the duties and obligations imposed on it under this Indenture and shall become a party to the Remarketing Agreement.

     (B) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer and the Trustee at all reasonable times.

     (C) If at any time a Remarketing Agent is unable or unwilling to act as a Remarketing Agent, such Remarketing Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Tender Agent, and any other Remarketing Agent, may resign. Any Remarketing Agent may be removed at any time by the Issuer, by written notice signed by the Issuer and delivered to the Trustee and such Remarketing Agent. Upon resignation or removal of a Remarketing Agent, the Issuer shall either appoint a successor Remarketing Agent or authorize the remaining Remarketing Agent or Agents to act alone in such capacity, in which case all reference in this Indenture to the Remarketing Agent shall mean the remaining Remarketing Agent or Agents. If the remaining Remarketing Agent resigns or is removed, the Issuer shall appoint a substitute Remarketing Agent or Agents.

     (D) In the event that the Issuer shall fail to appoint a successor Remarketing Agent or Agents, upon the resignation or removal of the remaining Remarketing Agents or upon their dissolution, insolvency or bankruptcy, the Trustee shall appoint a Remarketing Agent or Agents.

     (E) The Trustee shall, within 10 Business days of the resignation or removal of the Remarketing Agent or the appointment of a successor Remarketing Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.

SECTION 719. QUALIFICATIONS OF REMARKETING AGENT. Any successor Remarketing Agent shall be an institution authorized by law to perform all the duties imposed upon it under this Indenture and the Remarketing Agreement.

[Balance of page left blank]

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

SECTION 801. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. (A) The Issuer and the Trustee, without the consent of, or notice to, any of the Bondholders, may enter into an indenture or indentures supplemental to this Indenture and not inconsistent with the terms and provisions hereof or, in the sole judgment of the Trustee, materially adverse to the interests of the Holders of the Bonds or to the Bank, for any one or more of the following purposes:

     (1)  to cure any ambiguity or formal defect or omission in this Indenture;

     (2) to grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee or any of them;

     (3) to subject additional rights and revenues to the Lien of this Indenture, or to identify more precisely the Trust Estate;

     (4) to obtain or maintain a rating on the Bonds from Moody's or Standard & Poor's;

     (5) to comply with the provisions of the Code necessary to maintain the exclusion of interest on the Bonds from gross income for federal income tax purposes;

     (6) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar Federal statute hereafter in effect or under any state Blue Sky Law;

     (7)  to enable the issuance of Additional Bonds; or

     (8) for any other purpose not materially adverse to the interests of the Holders of the Bonds.

     (B) The Issuer and the Trustee may rely on an opinion of Independent Counsel as conclusive evidence that the execution and delivery of any amendment or supplemental indenture has been effected in compliance with this Section 801.

SECTION 802. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS. (A) Except for supplemental indentures as provided in Section 801 hereof, the Holders of not less than two-thirds in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary or desirable by the Issuer or the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing contained in this
Section 802 shall permit or be construed as permitting (1) without the consent of the Holder of such Bond, (a) a reduction in the rate, or extension of the time of payment, of interest on any Bond, (b) a reduction of any premium payable on the redemption of any Bond, or an extension of time for such payment, or (c) a reduction in the principal amount payable on any Bond, or an extension of time in which the principal amount of any Bond is payable, whether at the stated or declared maturity or redemption thereof, (2) the creation of any Lien prior to or on a parity with the Lien of this Indenture (other than that parity Lien created to secure the Additional Bonds), (3) a reduction in the aforesaid aggregate principal amount of Bonds, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all the Bonds at the time Outstanding which would be affected by the action to be taken, (4) the modification of the rights, duties or immunities of the Trustee, without the written consent of the Trustee, or (5) a privilege or priority of any Bond or Bonds over any other Bond or Bonds.

     (B) If at any time the Issuer and the Trustee propose to enter into any such supplemental indenture for any of the purposes specified in this Section 802, the Trustee shall, upon being satisfactorily secured and indemnified as provided in Section 701(I) hereof with respect to fees, costs and expenses, including, but not limited to, reasonable attorneys' fees, cause notice of the proposed execution of such supplemental indenture to be mailed to each Bondholder. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the mailing of such notice, the Holders of not less than two-thirds in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section 802 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

     (C) The Issuer and the Trustee may rely upon an opinion of Independent Counsel as conclusive evidence that the execution and delivery of a supplemental indenture has been effected in compliance with the provisions of this Section 802.

SECTION 803. SUPPLEMENTAL INDENTURES; CONSENT OF CREDIT FACILITY ISSUER. Notwithstanding anything to the contrary herein contained, if there is in effect a Credit Facility or an Alternate Credit Facility relating to the Bonds and there exists no wrongful dishonor of any drawing presented under the Credit Facility or Alternate Credit Facility then in effect, the Issuer and the Trustee shall in no event enter into any indenture supplemental to this Indenture under
Section 801 or Section 802 hereof without the prior written consent of the Credit Facility Issuer and such other assurance from the Credit Facility Issuer as counsel to the Trustee may require that the Credit Facility Issuer's obligations under the Credit Facility have not been diminished or otherwise affected by such supplemental indenture. The Issuer and the Trustee shall be entitled to rely upon such certificates or opinions delivered by the Credit Facility Issuer or its counsel to such effect.

SECTION 804. SUPPLEMENTAL INDENTURES; CONSENT OF THE COMPANY. Notwithstanding anything contained in this Indenture to the contrary, no supplemental indenture which affects any rights or liabilities of the Company shall become effective unless or until the Company shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen
(15) days prior to the proposed date of execution and delivery of any supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any supplemental indenture if the Trustee has not received a letter of protest or objection signed by the Company within fifteen
(15) days after the mailing of said notice and a copy of the supplemental indenture. The Trustee may rely upon an opinion of Independent Counsel as conclusive evidence whether or not a supplemental indenture affects any rights or liabilities of the Company within the meaning of, and for the purposes of, this Section 804.

SECTION 805. EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed in accordance with the provisions of this Article VIII shall thereafter form part of the terms and conditions of this Indenture for any and all purposes.

[Balance of page left blank]

                                   ARTICLE IX

                    AMENDMENT TO INSTALLMENT SALE AGREEMENT,
                  CREDIT FACILITY OR OTHER FINANCING DOCUMENTS

SECTION 901. AMENDMENTS TO INSTALLMENT SALE AGREEMENT OR OTHER FINANCING DOCUMENTS NOT REQUIRING CONSENT OF BONDHOLDERS. (A) The Issuer, the Company and the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Installment Sale Agreement or any other Financing Document (other than this Indenture) as may be required (1) by the provisions of any Financing Document, (2) for the purpose of curing any ambiguity or formal defect therein or omission therefrom, (3) so as to identify more precisely the Project Facility, (4) in connection with any supplemental indenture entered into pursuant to Section 8.01 hereof, (5) to obtain or maintain a rating on the Bonds from Moody's or Standard & Poor's, (6) to permit the issuance of Additional Bonds, (7) to comply with the provisions of the Code necessary to maintain the exclusion of interest on the Bonds from gross income for federal income tax purposes, (8) in connection with any other supplemental indenture, but only if any such amendment, change or modification, in the sole judgment of the Trustee, is not to the prejudice of the Trustee or the Bondholders, or (9) as may be requested by the Credit Facility Issuer pursuant to Section 905 hereof.

     (B) The Trustee may rely upon an opinion of Independent Counsel as conclusive evidence that the execution and delivery of any amendment, change or modification to the Installment Sale Agreement or any other Financing Document other than this Indenture has been effected in compliance with the provisions of this Section 901.

SECTION 902. AMENDMENTS TO INSTALLMENT SALE AGREEMENT OR OTHER FINANCING DOCUMENTS REQUIRING CONSENT OF BONDHOLDERS. (A) Except for the amendments, changes or modifications as provided in Section 901 hereof, neither the Issuer, the Company nor the Trustee shall consent to any other amendment, change or modification of the Installment Sale Agreement or any other Financing Document (other than this Indenture) without the mailing of notice and the written approval or consent thereto of the Holders of not less than two-thirds in aggregate principal amount of the Bonds at the time Outstanding given as in this
Section 902 provided.

     (B) If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Installment Sale Agreement or any other Financing Document (other than this Indenture) not authorized by Section 901 hereof, the Trustee shall, upon being satisfactorily secured and indemnified as provided in Section 701(I) hereof with respect to fees, costs and expenses including, but not limited to, reasonable attorney's fees, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 702 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Office of the Trustee for inspection by all Bondholders.

     (C) The Trustee may rely upon an opinion of Independent Counsel as conclusive evidence that the execution and delivery of this Indenture has been effected in compliance with the provisions of this Section 902.

SECTION 903. AMENDMENTS TO INSTALLMENT SALE AGREEMENT OR OTHER FINANCING DOCUMENTS; CONSENT OF CREDIT FACILITY ISSUER. Notwithstanding anything to the contrary herein contained, if there is in effect a Credit Facility relating to the Bonds and there exists no wrongful dishonor of any drawing presented under the Credit Facility then in effect, the Issuer and the Trustee shall in no event consent to any amendment, change or modification of the Installment Sale Agreement or any other Financing Document (other than this Indenture, amendments to which are provided for in Article VIII) without the prior written consent of the Credit Facility Issuer and such other assurance from the Credit Facility Issuer as counsel to the Trustee may require that the Credit Facility Issuer's obligations under the Credit Facility have not been diminished or otherwise affected by such amendment, change or modification of the Installment Sale Agreement. The Issuer and the Trustee shall be entitled to rely upon such certificates or opinions delivered by the Credit Facility Issuer or its counsel to such effect.

SECTION 904. AMENDMENTS TO CREDIT FACILITY. The Trustee shall notify Bondholders of a proposed amendment of the Credit Facility which would materially adversely affect the interests of the Bondholders and may consent thereto with the consent of the owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, while the Interest Rate Mode is the Long-Term Rate, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would (1) decrease the amount payable under the Credit Facility or (2) reduce the term of the Credit Facility.

SECTION 905. AMENDMENTS REQUESTED BY CREDIT FACILITY ISSUER. If there is in effect a Credit Facility relating to the Bonds and there exists no wrongful dishonor of any drawing presented under the Credit Facility then in effect, the Issuer, the Company and the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Installment Sale Agreement or any other Financing Document (other than this Indenture) requested by the Credit Facility Issuer, but only if such amendment, change or modification is requested in writing by the Credit Facility Issuer, the Credit Facility Issuer has not failed to make any payment required to be made by it under the Letter of Credit and the Trustee shall receive such assurance from the Credit Facility Issuer as counsel to the Trustee may require that the Credit Facility Issuer's obligations under the Credit Facility have not been diminished or otherwise affected by such amendment, change or modification.

[Balance of page left blank]

                                    ARTICLE X

              SATISFACTION AND DISCHARGE OR ASSIGNMENT OF INDENTURE

SECTION 1001. SATISFACTION AND DISCHARGE OR ASSIGNMENT OF LIEN. (A) If the Issuer (1) shall pay or cause to be paid, from sources other than the proceeds of a draw under the Credit Facility, to the Holders and Owners of the Bonds, the principal of the Bonds and premium, if any, due on the Bonds, at the times and in the manner stipulated therein and herein, (2) shall pay or cause to be paid from any source, to the Holders and Owners of Bonds, the interest to become due on the Bonds at the times and in the manner stipulated therein and herein, (3) shall have paid all fees, costs and expenses including, but not limited to, reasonable attorney's fees of the Trustee and each paying agent, (4) shall pay or cause to be paid the entire Rebate Amount to the United States in accordance with the Tax Documents and Section 407 hereof, and (5) shall pay or cause to be paid to the Bank any and all sums due and to become due under the Reimbursement Agreement or any other Financing Document, then these presents and the trust and rights hereby granted shall cease, terminate and be void, and thereupon the Trustee shall (a)cancel and discharge the Lien of this Indenture upon the Trust Estate and the Trustee's rights under the other Financing Documents and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy same, (b) reconvey to the Issuer the Installment Sale Agreement and the trust hereby conveyed, (c) assign and deliver to the Company any interest in Property at the time subject to the Lien of this Indenture which may then be in its possession, except amounts held by the Trustee for the payment of principal of, interest and premium, if any, on the Bonds, and (d) deliver to the Credit Facility Issuer the Credit Facility for cancellation.

     (B) If the Trustee draws on the Credit Facility for payment of the entire principal of, premium, if any, and interest on the Bonds Outstanding in accordance with the provisions of this Indenture, then, simultaneously with the delivery to the Credit Facility Issuer of a sight draft and required accompanying documentation, the Trustee shall deliver to the Credit Facility Issuer, in escrow, an instrument or instruments in form for recording, executed by the Trustee evidencing the assignment to the Credit Facility Issuer without recourse of the Lien of this Indenture and the rights of the Trustee under the other Financing Documents, together with instructions to the Bank that such instrument or instruments be released from escrow upon confirmation from a member bank of the Federal Reserve wire system that same day funds in the amount of the Trustee's draw on the Credit Facility have been transmitted for the account of the Trustee, and the amount paid by the Letter of Credit Issuer under the Credit Facility and any additional sums due the Bank pursuant to the Reimbursement Agreement shall thereafter constitute the debt secured by this Indenture.

     (C) All Outstanding Bonds shall, prior to the maturity or redemption date thereof, be deemed to have been paid within the meaning and with the effect expressed in Section 1001(A) if, under circumstances which, in the opinion of Bond Counsel, do not adversely affect the exclusion under the Code of interest on the Bonds from the gross income of the Holders thereof for Federal income tax purposes, the following conditions shall have been fulfilled: (1) in case any of the Bonds are to be redeemed on any date prior to their maturity, the provisions in Article III hereof relating to such redemption shall have been satisfied; and
(2) there shall be on deposit with the Trustee in the Defeasance Account, in trust and irrevocably set aside exclusively for such payment in the Defeasance Account, (a) moneys sufficient to make such payment and any payment of the purchase price of Bonds pursuant to Section 304 hereof; provided, that if a Credit Facility is then held by the Trustee, any such moneys necessary for the payment of Bonds not yet due shall constitute Available Moneys and/or (b) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys (without consideration of any reinvestment thereof) to make such payment and any payment of the purchase price of Bonds pursuant to Section 304 hereof, and which are not subject to prepayment, redemption or call prior to their stated maturity; provided, that if a Credit Facility is then held by the Trustee, such Governmental Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of 95 days during which no Event of Bankruptcy has occurred, or shall have been purchased with Available Moneys.

     (D)  No Bonds in respect of which a deposit under clause (a) or (b) of
Section 1001(C)(2) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds; provided that notwithstanding any other provision of this Indenture, any Bonds purchased with such moneys pursuant to Section 304 hereof shall be surrendered to the Trustee for cancellation and shall not be remarketed. Notwithstanding the foregoing, no delivery to the Trustee under this Section 1001(C) hereof shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article III or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article III, notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall mail once to all owners of Bonds for the payment of which such moneys or obligations are being held at their registered addresses a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held and shall mail copies of all such notices to the Rating Service, if the Bonds are then rated by a Rating Service.

     (E) The Trustee may rely upon (1) an opinion of an Accountant as to the sufficiency of the cash or such Government Obligations on deposit and (2) an opinion of counsel reasonably acceptable to the Trustee and to each Rating Service by which the Bonds are then rated and experienced in bankruptcy matters to the effect that such moneys constitute Available Moneys.

     (F) Anything in Article VIII to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price of the Bonds and the interest thereon and the principal or redemption price of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.

     (G) Notwithstanding the foregoing, those provisions relating to the purchase of Bonds, the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust, and repayments to the Company and the Bank from the Bond Fund, the rebate of moneys to the United States in accordance with Section 505 hereof, and the duties of the Trustee and the Registrar in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee, the Registrar, the Authenticating Agents, Paying Agents and the Bondholders notwithstanding the release and discharge of this Indenture. The provisions in this Article shall survive the release, discharge and satisfaction of this Indenture.

[Balance of page left blank]

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 1101. CONSENTS AND OTHER INSTRUMENTS OF BONDHOLDERS. Any consent, request, direction, approval, waiver, objection, appointment or other instrument required by this Indenture to be signed and executed by the Bondholders may be signed and executed in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such instrument, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such instrument, namely:

     (A) The fact and date of the execution by any Person of any such instrument may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying to the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such affidavit or certificate shall also constitute sufficient proof of his authority.

     (B)  The ownership of Bonds shall be proven by the bond register.

     (C) Any request, consent or vote of the Holder of any Bond shall bind every future holder of the same Bond and the holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or permitted to be done by the Trustee or the Issuer pursuant to such request, consent or vote.

     (D) In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned by the Issuer, the Company, the Bank or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Bank or the Company shall be disregarded and deemed not to be Outstanding for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent or waiver. Only Bonds which the Trustee knows to be so owned shall be disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 1101 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 1102. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions hereof.

SECTION 1103. NOTICES. (A) All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when (1) delivered to the applicable address stated below by registered or certified mail, return receipt requested, or by such other means as shall provide the sender with documentary evidence of such delivery, or (2) delivery is refused by the addressee, as evidenced by the Person who attempted to effect such delivery.

     (B) The addresses to which notices, certificates and other communications hereunder shall be delivered are as follows:

IF TO THE ISSUER:

Counties of Warren and Washington Industrial Development Agency
5 Warren Street
Glens Falls, New York 12801

Attention: Chairman

WITH A COPY TO:

Fitzgerald Morris Baker Firth, P.C.
One Broad Street Plaza
Glens Falls, New York 12801

Attention: Robert C. Morris, Esq.

IF TO THE COMPANY:

ANGIODYNAMICS, INC.
603 Queensbury Avenue
Queensbury, New York 12804

Attention: Eamonn P. Hobbs, Joseph Gerardi

WITH A COPY TO:

Kevin J. Kelley, Esq.
Bond, Schoeneck & King
111 Washington Avenue
Albany, New York 12210

IF TO THE TRUSTEE:

The Huntington National Bank
7 Easton Oval - EA4E63
Columbus, Ohio 43219

Attention: Corporate Trust Department

IF TO THE BANK:

KeyBank National Association
66 South Pearl Street
Albany, New York 12207
Attention: Bryant Cassella

WITH A COPY TO:

Lemery Greisler, LLC
10 Railroad Place
Saratoga Springs, New York 12866

Attention: James A. Carminucci, Esq.

     (C) A duplicate copy of each notice, certificate and other communication given hereunder by (1) the Company or the Issuer shall also be given to the Trustee, and (2) the Company, the Issuer or the Trustee shall also be given to the Bank.

     (D) The Issuer, the Company, the Bank and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificate or other communications shall be sent.

SECTION 1104. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as paying agent and the Bond Registrar for and in respect to the Bonds.

SECTION 1105. COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 1106. SUCCESSORS AND ASSIGNS. All the covenants and representations contained in this Indenture, by or on behalf of the Issuer, shall bind and inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 1107. INFORMATION UNDER UNIFORM COMMERCIAL CODE. The Issuer is the Debtor. The Trustee is the Secured Party. The address of the Trustee from which information concerning the security interest may be obtained and the address of the Issuer are set forth in Section 1103 of this Indenture.

SECTION 1108. APPLICABLE LAW. This Indenture shall be governed exclusively by the applicable laws of the State.

SECTION 1109. NO RECOURSE; SPECIAL OBLIGATION. (A) The obligations and agreements of the Issuer contained herein and in the other Financing Documents and any other instrument or document executed in connection therewith, and any other instrument or document supplemental hereto or thereto, shall be deemed the obligations and agreements of the Issuer, and not of any member, officer, director, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members, officers, directors, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby.

     (B) The obligations and agreements of the Issuer contained herein shall not constitute or give rise to any obligations of the State or the Counties of Warren and Washington, New York, and neither the State nor the Counties of Warren and Washington, New York shall be liable thereon, and further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the sale or other disposition of the Project Facility (except for revenues derived by the Issuer with respect to the Unassigned Rights).

     (C) No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder (other than pursuant to Section 502 hereof, and then only to the extent of the Issuer's obligations thereunder) shall be sought or enforced against the Issuer unless the party seeking such order or decree shall first have complied with Section 515 hereof.

     (D) The Issuer shall be entitled to the advice of counsel (who may be counsel to any party or to any Bondholder) appointed with due care and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any notice, certificate or other document furnished to it under any Financing Document and reasonably believed by it to be genuine. The Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under any Financing Document, or omitted to be taken by it by reason of the lack of direction or instruction required for such action under any Financing Document, and shall not be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Issuer is called for by this Indenture, the Issuer may defer such action pending an investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Issuer shall in no event be liable for the application or misapplication of funds or for other acts or defaults by any Person except by its own members, officers and employees.

     (E) In approving, concurring in or consenting to any action or in exercising any discretion or in making any determination under this Indenture, the Issuer may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties hereto and the Bondholders; provided, however, that nothing herein shall be construed as conferring on any Person other than the Trustee, the Bank and the Bondholders any right to notice, hearing or participation in the Issuer's consideration, and nothing in this
Section 1109 shall be construed as conferring on any of them any right additional to those conferred elsewhere herein. Subject to the foregoing, the Issuer shall not unreasonably withhold any approval or consent to be given by it hereunder.

[Balance of page left blank]

     IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by its Chairman or Vice Chairman, and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be signed in its name and behalf by one of its duly authorized trust officers, all as of the day and year first hereinabove written.

                                        COUNTIES OF WARREN AND
                                        WASHINGTON INDUSTRIAL
                                        DEVELOPMENT AGENCY


                                        BY:  /s/ Bruce A. Ferguson
                                           -------------------------------------
                                             Chairman

                                        THE HUNTINGTON NATIONAL BANK,
                                        as Trustee


                                        BY:  /s/ Cheri Scott Geraci
                                           -------------------------------------
                                             Authorized Officer

     The Company hereby approves, consents to and agrees to be bound by all of the terms and provisions of this Indenture insofar as such terms or provisions, directly or indirectly, relate to, apply to, require or prohibit action by or deal with the Company, or Property of the Company, including, without limitation, the Project Facility, and including, but not limited to, all provisions for the deposit or payment of moneys to funds held by the Trustee under this Indenture. The Company hereby agrees, at its own expense, to do all things and take all actions as shall be necessary to enable the Issuer to perform its obligations under this Indenture. This paragraph shall bind the Company and its successors and assigns.

                                        ANGIODYNAMICS, INC.


                                        BY:  /s/ Eamonn P. Hobbes
                                           -------------------------------------
                                             Authorized Officer

STATE OF NEW YORK     )
COUNTY OF WARREN) ss.:

          On the 27 day of August in the year 2002 before me, the undersigned, a notary public in and for the said State, personally appeared BRUCE FERGUSON personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed this instrument.


                                                  /s/ Justin S. Miller
                                        ----------------------------------------
                                                     Notary Public
[Notary Stamp]

STATE OF NEW YORK    )
COUNTY OF ALBANY     ) ss.:

          On the 28/th/ day of August in the year 2002 before me, the undersigned, a notary public in and for the said State, personally appeared Cheri Scott Geraci personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed this instrument.


                                                    /s/ K. J. Kelly
                                        ----------------------------------------
                                                     Notary Public
                                        [Notary Stamp]

STATE OF NEW YORK    )
COUNTY OF ALBANY     ) ss.:

          On the 28 day of August in the year 2002 before me, the undersigned, a notary public in and for the said State, personally appeared Eamonn P. Hobbs personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed this instrument.


                                                 /s/ Carolyn A. Wildman
                                        ----------------------------------------
                                                     Notary Public
                                        [Notary Stamp]

                                   SCHEDULE I

                                  FORM OF BOND

          UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK LIMITED PURPOSE TRUST COMPANY ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BOND (ANGIODYNAMICS, INC. PROJECT -LETTER OF CREDIT SECURED), SERIES 2002

NO.: R- 1                               MATURITY DATE: August 1, 2022

INTEREST RATE: as described below       CUSIP No.: _____________________________

DATED DATE: _________________________

REGISTERED OWNER: CEDE & COMPANY

PRINCIPAL AMOUNT: _____________________ DOLLARS ($_____________________________)

     Counties of Warren and Washington Industrial Development Agency, a public benefit corporation of the State of New York (the "Issuer"), for value received, hereby promises to pay, solely from the sources hereinafter described, to CEDE & CO. or registered assigns, on the Maturity Date identified above (subject to any right of prior redemption hereinafter provided for), the Principal Sum set forth above (subject to reduction as hereinafter provided) and interest thereon from the Dated Date set forth above, or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid, to the Maturity Date identified above (or such earlier date on which the principal hereof has been paid or duly provided for), initially at the Weekly Rate (as defined below) (subject to conversion to an alternate interest rate as described below), on the following dates (each, an "Interest Payment Date"): (A) while this Bond bears interest at the Weekly Rate, the first Thursday of each February, May, August and November, commencing with the first Thursday of November, 2002; and (B) while this Bond bears interest at the Semi-Annual Rate or the Long-Term Rate (as defined below), on April 1 and October 1 of each year; provided, that in any case the final Interest Payment Date shall be the Maturity Date.

     The principal of, premium, if any, on and interest on this Bond are payable in coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. The principal or redemption price of this Bond, and the interest due upon this Bond at maturity, shall be paid upon presentation and surrender hereof at the corporate trust office presently located at Corporate Trust Department, 7 Easton Oval - EA4E63, Columbus, Ohio 43219 (the Office of the Trustee ") of The Huntington National Bank, as trustee (together with its successors in trust, the "Trustee") under the trust indenture dated as of August 1, 2002 (from time to time, as amended or supplemented, the "Indenture") by and between the Issuer and the Trustee, or at the duly designated office of any successor trustee under the Indenture. Reference is made to the Indenture for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Bondholders, and the terms and conditions upon which the Bonds are issued and secured. All terms used herein with initial capitalization where the rules of grammar or context do not otherwise require shall have the meanings as set forth in the Indenture. Each Bondholder assents, by its acceptance hereof, to all of the provisions of the Indenture.

     Except when the Bonds are Book Entry Bonds, the installments of interest due on this Bond prior to maturity shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Business Day next preceding any Interest Payment Date (the "Regular Record Date"), and shall be paid by check or draft of the Trustee mailed by the Trustee on such Interest Payment Date to such registered owner at his address appearing on the registration books of the Issuer, or at the option of any holder of Bonds in an aggregate principal amount of $250,000 or greater be transmitted on such Interest Payment Date by wire transfer in immediately available funds at such owner's written request to the bank account number on file with the Trustee, provided such Holder has delivered adequate instructions regarding same to the Trustee at least ten (10) Business Days prior to such Bond Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a date for the payment of such Defaulted Interest to be fixed by the Trustee (the "Special Record Date"), notice whereof being mailed one time, first-class postage prepaid to registered owners of the Bonds not less than ten (10) days prior to such Special Record Date, or may be paid in any other lawful manner as shall be determined by the Trustee. Notwithstanding anything herein to the contrary, when this Bond is registered in the name of a Depository (as hereinafter defined) or its nominee, the principal and redemption price of and interest on this Bond shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee.

     This Bond is one of a duly authorized issue of bonds of the Issuer designated "Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue

Bonds (Angiodynamics, Inc. Project - Letter of Credit Secured), Series 2002" in the aggregate principal amount of $3,500,000 (the "Initial Bonds"). The Initial Bonds are issued for the purpose of assisting in providing financing to the Issuer for a project (the "Project") consisting of the following: (A)(i) the acquisition of an interest in a certain parcel or parcels of land located at 603 Queensbury Avenue, Town of Queensbury, County of Warren, State of New York (the "Land"), (ii) the acquisition thereon of an approximately 32,000 square foot facility (the "Existing Facility"), together with equipment therein (the "Existing Equipment"), (iii) the making of certain renovations to the Existing Facility (as so renovated, the "Facility") consistent with its present and authorized use, (iv) the construction of approximately 32,000 square feet of additions(s) to the Existing Facility, (v) the purchase of additional equipment (together with the Existing Equipment, the "Equipment" and, together with the Land and the Facility, the "Project Facility") and (B) the financing of a part of the cost of the foregoing by issuing its tax-exempt Industrial Development Revenue Bonds (the "Bonds") in an aggregate principal amount not to exceed $4,500,000.00, all pursuant to Title 1 of Article 18-A of the General Municipal Law of the State of New York (collectively, the "Act"), as amended, the proceeds of which may be applied to the costs of issuance, and, as necessary and appropriate, the provision of a debt service reserve fund, capitalized interest or other means of providing credit enhancement for the Bonds; and (C) to lease (with the option to purchase) and/or sell the Project Facility to the Company, all pursuant to the Act;

     To provide for the payment of the Debt Service Payments on the Bonds, the Issuer, in the Indenture, has (A) absolutely and irrevocably assigned to the Trustee all of the Issuer's right, title and interest in and to (1) the Installment Sale Agreement (except for the Issuer's Unassigned Rights), and (2) the Credit Facility Account, Redemption Premium Account, Remarketing Proceeds Account and the Defeasance Account of the Bond Fund and all moneys and investments therein, including without limitation the proceeds of the Letter of Credit (as hereinafter defined), and (B) granted a security interest in all moneys and investments in the Project Fund and the Revenues (other than the above-referenced accounts of the Bond Fund, all moneys and investments therein and the proceeds of the Credit Facility).

     The Debt Service Payments on the Bonds are payable solely from moneys held by the Trustee under the Indenture for such purpose, including moneys drawn by the Trustee under the Letter of Credit referred to below or such other credit facility, if any, as may then be held by the Trustee under the Indenture for the benefit of the Bondholders (the Letter of Credit or any such other credit facility is hereinafter referred to as the "Credit Facility").

     THE BONDS ARE SPECIAL OBLIGATIONS OF THE ISSUER AND DO NOT REPRESENT OR CONSTITUTE A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF NEW YORK OR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK OR ANY POLITICAL SUBDIVISION THEREOF, AND WILL NOT BE SECURED BY AN OBLIGATION OR PLEDGE OF ANY MONEYS RAISED BY TAXATION. THE DEBT SERVICE PAYMENTS ON THE BONDS WILL BE PAYABLE SOLELY FROM THE REVENUES PLEDGED AND ASSIGNED BY THE ISSUER TO SECURE PAYMENT THEREOF BY THE INDENTURE.

     As provided in the Indenture, additional series of Bonds (the "Additional Bonds", and collectively with the Initial Bonds, the "Bonds") may be issued from time to time pursuant to supplements to the Indenture on a parity with, and secured and payable equally and ratably with, all other series of Bonds issued under the Indenture, which Additional Bonds may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Indenture and the supplement thereto authorizing any such series of Additional Bonds. The aggregate principal amount of Bonds which may be issued under the Indenture is not limited, except as otherwise provided in the Indenture.

     If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

     This Bond is not valid unless the Certificate of Authentication endorsed hereon is duly executed.

                        (Determination of Interest Rates)

     The Initial Bonds initially shall bear interest at the Weekly Rate (hereinafter described), which rate shall continue in effect until converted to a different interest rate or rates determined for the "Interest Rate Mode" (as described more fully in the Indenture) selected by the Company. The "Interest Rate Modes" which may be selected are as follows: (A) a Weekly Rate, in which the interest rate is determined on the 7th day preceding conversion to a Weekly Rate and on each Tuesday thereafter or, if not a Business Day, on the next succeeding Business Day; (B) a Semi-Annual Rate, in which the interest rate is determined on the tenth Business Day preceding each Semi-Annual Rate Period; and
(C) a Long-Term Rate for a period of one year or more ending on an Interest Payment Date selected by the Company, in which the interest rate is determined not later than the 15th Business Day preceding the 1st day of such Long-Term Rate Period.

     On any Interest Payment Date upon which the Bonds are subject to optional redemption, the Company may from time to time cause the conversion of the Interest Rate Mode for the Bonds to another Interest Rate Mode (a "Conversion") in accordance with the terms of the Indenture. To cause a Conversion, the Company shall deliver, at least 4 Business Days prior to the 15th day (the 30th day in the case of Conversion to or from the Long-Term Rate) prior to the proposed effective date of such Conversion, written notice to the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of the Company's election to cause a Conversion. Notice of the intended Conversion of the interest rate on this Bond shall be given not more than 60 days nor less than 30 days prior to the proposed effective date of such Conversion by the Trustee one time by first class mail postage prepaid to the registered owner of this Bond at the address of such owner shown on the Trustee's bond register. The failure to give any such notice, or any defect therein, shall not affect the validity of any proceeding for the Conversion of any Bond with respect to which no such failure to give notice, or defect therein, has occurred. On the Conversion Date, this Bond shall be subject to a Mandatory Tender for purchase as provided in Section 304 of the Indenture. Notwithstanding anything to the contrary contained in the Indenture or herein, such notice shall not be effective unless the Bank shall have consented thereto in writing and such notice is accompanied by:

     (A) an opinion of Counsel stating that the Conversion is authorized by the Indenture;

     (B) if the stated amount of the Credit Facility, if any, to be held by the Trustee after such Conversion is increased over that of the then current Credit Facility, an opinion of reputable bankruptcy counsel stating that payments of principal and interest on the Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the bankruptcy of the Company under the Bankruptcy Code;

     (C) a resolution of the members of the Issuer authorizing and approving the Conversion; and

     (D) an opinion of Bond Counsel to the effect that the exercise of the Conversion Option is lawful under the Act and permitted by the Indenture and that the Conversion will not, in and of itself, adversely affect the exclusion of interest on the Initial Bonds from gross income for federal income tax purposes.

If the Trustee has given notice of a proposed Conversion as aforesaid and such proposed Conversion shall thereafter be canceled or rescinded, the Trustee shall promptly notify all Bondholders of such cancellation or recision.

     Interest on the Initial Bonds shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, while the Interest Rate Mode is the Weekly Rate, and on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed, while the Interest Rate Mode is the Semi-Annual Rate or the Long-Term Rate. The interest rate or rates for each Interest Rate Mode for the Initial Bonds shall be determined by the Remarketing Agent on the dates and at such times as specified in the Indenture. If the Remarketing Agent fails to determine the interest rate on the Initial Bonds in accordance with the Indenture, the interest rate on the Initial Bonds shall be the interest rate in effect for the previous interest rate period. Each interest rate determined by the Remarketing Agent shall be the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Initial Bonds at a price equal to the principal amount thereof, plus accrued interest, if any. Notwithstanding the foregoing, the interest rate bond by the Initial Bonds shall not exceed the lesser of (A) 15 % per annum or (B) so long as the Initial Bonds are entitled to the benefit of a Credit Facility, the maximum interest rate specified in the Credit Facility.

                         (Mandatory Tender and Purchase)

     The Initial Bonds are subject to mandatory purchase in whole (A) on the effective date of any Conversion of the Interest Rate Mode for the Initial Bonds and (B) if the Initial Bonds are then bearing interest at the Weekly or Semi-Annual Rate, on the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of the expiration of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility), if any, unless the then current Credit Facility Issuer has provided an Alternate

Credit Facility in accordance with the Indenture, at a purchase price equal to 100% of the principal amount hereof plus accrued interest, if any.

     In addition, the Initial Bonds are subject to mandatory purchase in whole if the Initial Bonds are then bearing interest at the Long-Term Rate and the Initial Bonds are then subject to optional redemption by the Issuer upon the direction of the Company pursuant to the Indenture, on the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of the expiration of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility), if any, unless a Qualifying Alternate Credit Facility has been provided in accordance with the Indenture, at a purchase price equal to 100% of the principal amount hereof, plus the optional redemption premium, if any, which would be payable under the Indenture if the Initial Bonds were redeemed on such date, plus accrued interest, if any. If the Initial Bonds are bearing interest at the Long-Term Rate, but the Initial Bonds are not then subject to optional redemption by the Company pursuant to the Indenture, upon expiration of the then current Credit Facility, the Company must replace the Credit Facility with a Qualifying Alternate Credit Facility.

     If the Interest Rate Mode on the Initial Bonds is the Weekly Rate, this Bond shall be purchased at the option of the registered owner hereof upon demand by such registered owner, on any Business Day at a purchase price equal to the principal amount hereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent on or before 4:00 p.m. (New York time) on a Business Day not later than the 7th calendar day prior to the Purchase Date. If the Interest Rate Mode on the Initial Bonds is the Semi-Annual Rate, this Bond shall be purchased on the demand of the registered owner hereof, on any Interest Payment Date at a purchase price equal to the principal amount hereof, upon written notice to the Tender Agent on a Business Day not later than the 8th Business Day prior to such Purchase Date. If the Interest Rate Mode on the Initial Bonds is the Long-Term Rate, this Bond shall be subject to mandatory purchase only as set forth in the immediately preceding paragraphs.

     If the Interest Rate Mode on the Initial Bonds is the Weekly Rate or the Semi-Annual Rate, this Bond is also subject to mandatory purchase, in whole, upon any replacement, removal or other substitution of the then current Credit Facility Issuer.

     Any notice in connection with a demand for purchase of this Bond as set forth in the preceding paragraphs hereof shall be given at the address of the Tender Agent designated to the Trustee and shall (A) state the number and principal amount (or portion thereof in an authorized denomination) of this Bond to be purchased, (B) state the Purchase Date on which this Bond shall be purchased and (C) irrevocably request such purchase and agree to deliver this Bond to the Tender Agent on the Purchase Date. ANY SUCH NOTICE SHALL BE IRREVOCABLE WITH RESPECT TO THE PURCHASE FOR WHICH SUCH DIRECTION WAS DELIVERED AND, UNTIL SURRENDERED TO THE TENDER AGENT, THIS BOND OR ANY PORTION HEREOF WITH RESPECT TO WHICH SUCH DIRECTION WAS DELIVERED SHALL NOT BE TRANSFERABLE. This Bond must be delivered (together with an appropriate instrument of transfer executed in blank in form satisfactory to the Tender Agent) at the principal office of the Tender Agent at or prior to 12:00 noon (New York time) on the date specified in the aforesaid notice in order for the owner hereof to receive payment in same day funds of the purchase price due on such Purchase Date. NO REGISTERED OWNER SHALL BE ENTITLED TO PAYMENT OF THE PURCHASE PRICE DUE ON SUCH PURCHASE DATE EXCEPT UPON SURRENDER OF THIS BOND AS SET FORTH HEREIN. Notwithstanding the foregoing, this Bond shall not be purchased during the existence of a Default under the Indenture relating to failure to pay principal due on any Bond, or the redemption price or purchase price due with respect to any Bond, or the interest due on any Bond. No purchase of Bonds pursuant to the Indenture shall be deemed to be a payment or redemption of such Bonds or any portion thereof within the meaning of the Indenture.

     BY ACCEPTANCE OF THIS BOND, THE REGISTERED OWNER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, (A) ON THE APPLICABLE PURCHASE DATE IN CONNECTION WITH THE CONVERSION OF THE INTEREST RATE MODE FOR THE BONDS OR ANY EXPIRATION OF THE CREDIT FACILITY AS DESCRIBED ABOVE, OR ANY REPLACEMENT OF THE THEN CURRENT CREDIT FACILITY ISSUER, IF THE BONDS ARE IN THE WEEKLY RATE MODE OR THE SEMI-ANNUAL RATE MODE AS DESCRIBED ABOVE, OR (B) ON ANY PURCHASE DATE SPECIFIED BY THE REGISTERED OWNER HEREOF IN THE EXERCISE OF THE RIGHT TO DEMAND PURCHASE OF THIS BOND AS DESCRIBED ABOVE. IN SUCH EVENT, THE REGISTERED OWNER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE ANY FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT TO PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

                          (Letter of Credit Provisions)

     Pursuant to the Reimbursement Agreement, the Company has caused a Letter of Credit issued by KeyBank National Association (the "Bank") to be delivered to the Trustee (the "Letter of Credit"). Under the Letter of Credit, the Bank is obligated to pay to the Trustee, upon presentation of a sight draft and required accompanying documentation, the amount necessary to pay the principal or purchase price (but not the redemption premium) of the outstanding Initial Bonds plus an amount equal to 98 days' accrued interest on the outstanding Initial Bonds at a rate of eight percent (8%) per annum (other than Initial Bonds which are Pledged Bonds or Bonds owned by the Company) then due and payable (whether by mandatory redemption or by maturity due to acceleration or otherwise). On each Bond Payment Date and immediately upon (A) a declaration that all the Initial Bonds have become due and payable by acceleration, or (B) a mandatory redemption of all the Initial Bonds Outstanding, the Trustee shall present to the Bank a sight draft and required accompanying documentation and draw upon the Letter of Credit for the principal amount, and accrued interest then due on the Initial Bonds. The Letter of Credit provides that it shall expire on August ____, 2005 or earlier under certain circumstances. Subject to the provisions of the Indenture, the Company may, but is not required to, provide another Credit Facility upon the termination of the Letter of Credit or the then current Credit Facility. While the Initial Bonds bear interest at the Weekly Rate or the Semi-Annual Rate, the Initial Bonds shall be subject to mandatory tender for purchase upon any change in the then current Credit Facility Issuer. While the Initial Bonds bear interest at the Long-Term Rate, the

Company may substitute any Qualifying Credit Facility for the then current Letter or Credit or other Credit Facility and the Trustee shall give written notice of such substitute to the Registered Owners thereof.

                   (Extraordinary Redemption Without Premium)

     The Initial Bonds are subject to redemption prior to maturity (A) as a whole, without premium, in the event of (1) a taking in Condemnation of, or failure of title to, all or substantially all of the Project Facility, (2) damage to or destruction of part or all of the Project Facility and election by the Company or the Bank to redeem the Initial Bonds, or (3) a taking in Condemnation of part of the Project Facility and election by the Company or the Bank to redeem the Bonds, or (B) in part, without premium, in the event that (1) to the extent excess moneys remain in the Insurance and Condemnation Fund following damage or condemnation of a portion of the Project Facility and completion of the repair, rebuilding or restoration of the Project Facility by the Company and, pursuant to the Indenture, such excess moneys are not paid to the Company, (2) excess moneys remain in the Project Fund after the Completion Date or (3) excess proceeds of title insurance or recoveries from contractors are applied to redeem Bonds pursuant to the Installment Sale Agreement. In any such event, the Initial Bonds shall be redeemed, as a whole or in part, at such time as the Trustee determines, at a redemption price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

         (Extraordinary Redemption Without Premium at Election of Bank)

     The Initial Bonds are also subject to redemption prior to maturity upon receipt by the Trustee of a written notice from the Bank of the occurrence and continuance of a default by the Company under the Reimbursement Agreement and the Bank's election to compel redemption of the Bonds. In such event, the Initial Bonds shall be redeemed, as a whole, in the manner provided in Article III of the Indenture, on the earliest date for which the Trustee can give notice of redemption pursuant to Section 303 of the Indenture, at a redemption price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

          (Mandatory Redemption With Premium in an Event of Taxability)

     The Initial Bonds are also subject to redemption prior to maturity upon the occurrence of a Determination of Taxability (as defined in the Indenture). In such event, the Initial Bonds shall be subject to redemption, as a whole, as soon as possible after the discovery of such Determination of Taxability, at a redemption price equal to the principal amount thereof, plus accrued interest thereon to the redemption date, without premium. If any Initial Bonds are paid at maturity or purchased by the Trustee or redeemed subsequent to a Tax Incidence Date without payment of an amount at least equal to the redemption price that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability, the owners of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive, as an additional premium thereon, an amount equal to the difference between the amounts actually received and the amounts that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability.

            (Optional Redemption Without Premium at Company's Option
                   During Weekly or Semi-Annual Rate Periods)

     Whenever the Interest Rate Mode is the Weekly Rate or the Semi-Annual Rate, the Initial Bond shall be subject to redemption, in whole on any date or in part on any Interest Payment Date, at the option of the Issuer, upon the direction of the Company, at a redemption price of 100% of the principal amount hereof, plus accrued interest to the redemption date, without premium.

              (Optional Redemption With Premium at Company's Option
                          During Long-Term Rate Period)

     Whenever the Interest Rate Mode is the Long-Term Rate, the Initial Bonds shall be subject to redemption at the option of the Issuer, upon the direction of the Company, at any time prior to the end of the then current Long-Term Rate Period at the redemption prices set forth below, plus interest accrued to the redemption date (which redemption price and accrued interest shall be paid only from Available Moneys):

Length of Current Long-   Commencement of        Redemption Price as
Term Rate Period (Years)  Redemption Period      Percentage of Principal

More than 9 years         5th anniversary of     102%, declining by 1% on each
                          commencement of Long-  succeeding anniversary of the
                          Term Rate Period       first day of the redemption
                                                 period until reaching 100%
                                                 and thereafter 100%

More than 7, but not      4th anniversary of     101%, declining by 1% on each
more than 9 years         commencement of Long-  succeeding anniversary of the
                          Term Rate Period       first day of the redemption
                                                 period until reaching 100% and
                                                 thereafter 100%

More than 5, but not      3rd anniversary of     101%, declining by 1% on each
more than 7 years         commencement of Long-  succeeding anniversary of the
                          Term Rate Period       first day of the redemption
                                                 period until reaching 100% and
                                                 thereafter 100%.

If, at the time of the Issuer's notice of Conversion of the Interest Rate Mode for the Initial Bonds to the Long-Term Rate pursuant to the Indenture, the Issuer provides a certification of the Remarketing Agent to the Trustee and the Issuer that the foregoing schedule is not consistent with prevailing market conditions, the foregoing redemption periods and redemption prices may be revised, effective as of the Conversion Date, as determined by the Remarketing Agent in its judgment, taking into account the then prevailing market conditions, as stipulated in such certification, which shall be appended by the Trustee to its counterpart of this Indenture.

                           (Procedures for Redemption)

     Notice of the intended redemption of each Bond subject to redemption shall be given not more than 60 days nor less than 30 days prior to the redemption date by the Trustee one time by first class mail postage prepaid to the registered owner at the address of such owner shown on the Trustee's bond register. The failure to give any such notice, or any defect therein, shall not affect the validity of any proceeding for the redemption of any Bond with respect to which no such failure to give notice, or defect therein, has occurred. Notice of any redemption hereunder with respect to Bonds held under a book entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Bonds. Selection of book entry interests in the Bonds called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Bonds.

     In the event of any partial redemption, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee not more than sixty (60) days prior to the redemption date in inverse order of maturity, and within each maturity by lot or by such other such method as the Trustee shall deem fair and appropriate; provided, however, that in connection with any redemption of Bonds the Trustee shall first select for redemption any Bonds held by or pledged to the Bank pursuant to the Indenture. The Trustee may provide for the redemption of portions (equal to $100,000 or any integral multiple of $5,000 in excess thereof) of Outstanding Bonds. In no event shall the principal amount of Bonds subject to any partial redemption be other than $100,000 or any integral multiple of $5,000 in excess thereof.

     Bonds (or portions thereof as aforesaid) for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the Lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

                       (Additional Security for the Bonds)

     The Bonds are issued under and are equally and ratably secured by the Indenture. The Indenture grants the Trustee a first security interest in the Trust Revenues (as defined in the Indenture).

     As security for payment of the principal of, premium, if any, and interest on the Bonds, the Issuer and the Company have granted a mortgage Lien on and a security interest in the Project Facility to the Bank pursuant to a mortgage and security agreement dated as of August 1, 2002 (the "Mortgage") from the Issuer and the Company to the Bank. As additional security for the payment of principal of, premium, if any, and interest on the Bonds, the Issuer has assigned to the Trustee all of the Issuer's rights and remedies under the Installment Sale Agreement (except the Unassigned Rights), including the right to receive installment purchase payments and other amounts payable thereunder pursuant to a pledge and assignment dated as of August 1, 2002 (the "Pledge and Assignment") from the Issuer to the Trustee. Further security for the repayment of the Bonds is provided by a guaranty dated as of August 1, 2002 (the "Guaranty") from the Company to the Trustee.

     Reference is hereby made to the Indenture, the Installment Sale Agreement, the Reimbursement Agreement, the Mortgage, the Pledge and Assignment, the Guaranty and the Letter of Credit, and to all amendments and supplements thereto, for a description of the nature and extent of the security for the Bonds, the terms and conditions upon which the Bonds are issued and secured and the rights, duties and obligations of the Issuer, the Trustee, the Company, the Bank and the Bondholders. Copies of such documents are on file in the Office of the Trustee.

                              (General Provisions)

     The initial Remarketing Agent under the Indenture is McDonald Investments Inc., a Key Corp Company, and the initial Tender Agent under the Indenture is The Huntington National Bank. The Remarketing Agent and the Tender Agent may be changed at any time in accordance with the Indenture.

     The Initial Bonds are issuable only as fully registered bonds in the denominations of $100,000 and in any integral multiple of $5,000 in excess thereof and shall be originally issued only to a Depository to be held in a book entry system and, while so held in book entry only form, (A) the Initial Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository, (B) unless otherwise requested by the Depository, there shall be a single Bond certificate for each maturity of the Initial Bonds, and (C) the Initial Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer. While the Initial Bonds are in book entry only form, Bonds in the form of physical certificates shall only be delivered to the Depository. If any Depository determines not to continue to act as a Depository for the Initial Bonds for use in a book entry system, the Issuer may attempt to have established a securities depository/book entry system relationship with another qualified Depository under the Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification to the Beneficial Owners of book entry interests by the then Depository, shall permit withdrawal of the Bonds from the Depository, and authenticate and deliver Bond certificates in fully registered form (in denominations of $100,000 and in any integral multiple of $5,000 in excess thereof) to the assignees of the Depository or its nominee.

     While a Depository is the sole holder of the Initial Bonds, delivery or notation of partial redemption or tender for purchase of Bonds shall be effected in accordance with the provisions of the Letter of Representations, as defined in the Indenture.

     This Bond is transferable by the registered owner hereof or his duly authorized attorney upon surrender of this Bond to the Trustee, as Bond Registrar, at the Office of the Trustee, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Bond Registrar, subject to such reasonable regulations as the Company, the

Issuer or the Bond Registrar may prescribe, PROVIDED, THAT, IF MONEYS FOR THE MANDATORY PURCHASE OF THIS BOND HAVE BEEN DEPOSITED WITH THE TRUSTEE UNDER THE INDENTURE, THIS BOND SHALL NOT BE TRANSFERABLE TO ANYONE UNTIL DELIVERED TO THE TENDER AGENT. Upon any such transfer, a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. No service charge shall be made for any transfer or exchange of Bonds, but the Issuer or the Trustee may make a charge for transfer or exchange of Bonds sufficient to reimburse them for any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, and such charge shall be paid before any new Bond shall be delivered.

     Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and payment or on account of the principal of, or premium if any interest on, this Bond shall be made only to or upon the order of the registered owner thereof or his duly authorized legal representative, and the Issuer, the Company, any Paying Agents, the Bond Registrar, the Tender Agent, the Remarketing Agent and the Trustee shall not be affected by any notice to the contrary. Such registration may be changed only as provided in this Bond and in the Indenture, and no other notice to the Issuer or the Trustee shall affect the rights or obligations with respect to the transference of a Bond or be effective to transfer any Bond. All payments to the Person in whose name any Bond shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums to be paid.

     THE BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM PAYMENTS MADE BY THE BANK UNDER THE LETTER OF CREDIT AND BY THE COMPANY UNDER THE INSTALLMENT SALE AGREEMENT, MONEYS AND SECURITIES HELD BY THE TRUSTEE UNDER THE INDENTURE, AND THE SECURITY PROVIDED BY THE MORTGAGE, THE PLEDGE AND ASSIGNMENT AND THE GUARANTY.

     The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     The Indenture permits certain amendments or supplements to the Installment Sale Agreement, the Indenture and the other Financing Documents not prejudicial to the Bondholders to be made without the consent of or notice to the Bondholders, and other amendments or supplements thereto to be made with the consent of the holders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

     The principal hereof may be declared or may become due on the conditions and in the manner and at the time set forth in the Indenture upon the occurrence of an Event of Default as provided in the Indenture.

     NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF OR REDEMPTION PRICE OF OR THE INTEREST ON THIS BOND OR FOR ANY CLAIM

BASED HEREON OR ON THE INDENTURE, AGAINST ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, DIRECTOR, EMPLOYEE OR AGENT (EXCEPT THE COMPANY), AS SUCH, OF THE ISSUER OR OF ANY PREDECESSOR OR SUCCESSOR CORPORATION, EITHER DIRECTLY OR THROUGH THE ISSUER OR OTHERWISE, WHETHER BY VIRTUE OF ANY CONSTITUTION, STATUTE OR RULE OF LAW, OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY, OR OTHERWISE, ALL SUCH LIABILITY BEING, BY THE ACCEPTANCE HEREOF, EXPRESSLY WAIVED AND RELEASED.

     This Bond shall not be entitled to any benefit under the Indenture or become valid or obligatory for any purpose until the certificate of authentication of the Trustee shall be endorsed hereon.

     THE BONDS DO NOT CONSTITUTE AND SHALL NOT BE A DEBT OF THE STATE OF NEW YORK OR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK AND NEITHER THE STATE OF NEW YORK NOR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK SHALL BE LIABLE THEREON. THE BONDS DO NOT GIVE RISE TO A PECUNIARY LIABILITY OR CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF NEW YORK OR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK.

     It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture, and the issuance of this Bond, do exist, have happened and have been performed in the time, form and manner as required by law, and that the issuance of the Bonds does not violate any constitutional or statutory limitation.

     IN WITNESS WHEREOF, Counties of Warren and Washington Industrial Development Agency has caused this Bond to be duly executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman, and its corporate seal to be impressed or reproduced hereon, attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Dated Date identified above.

                                        COUNTIES OF WARREN AND WASHINGTON
                                        INDUSTRIAL DEVELOPMENT AGENCY


                                        BY:
                                           -------------------------------------
                                             (Vice) Chairman

(SEAL)

ATTEST:

--------------------------------------
(Assistant) Secretary

                    (Form of Certificate of Authentication)

This Bond is one of the Bonds of the issue described in the within-mentioned Indenture.

                                        THE HUNTINGTON NATIONAL BANK,
                                        as Trustee


                                        BY:
                                           -------------------------------------
                                              Authorized Officer


--------------------------------------
Date of Authentication

                       [Form of Assignment for Transfer]

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto (please insert name, address and social security or tax identification number of assignee): _______________________________________ the within Bond and does hereby irrevocably constitute and appoint _____________________________ to transfer the said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -------------------------------


                                        ----------------------------------------
                                        NOTICE: The signatures) on this
                                        assignment must correspond with the
                                        name(s) as it (they) appear(s) on the
                                        face of the within Bond in every
                                        particular.

In the presence of:


--------------------------------------

                                    EXHIBIT A

                       DESCRIPTION OF THE PROJECT FACILITY

                                    EXHIBIT B

                        FORM OF REQUEST FOR DISBURSEMENT

To:  The Huntington National Bank, as Trustee
     7 Easton Oval - EA4E63
     Columbus, Ohio 43219
     Attention: Corporate Trust Group

Re: Counties of Warren and Washington Industrial Development Agency Angiodynamics, Inc. Project

Requisition Number: 1

Dated:
       --------------

You are hereby authorized and directed to make, from the Project Fund as defined in the trust indenture dated as of August 1, 2002 (the "Indenture") by and between Counties of Warren and Washington Industrial Development Agency (the "Issuer") and The Huntington National Bank, as trustee (capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in the Indenture) the disbursements set forth in this Request for Disbursement. In connection with this request, the Company hereby represents and warrants to the Issuer and Trustee as follows:

     (A) The items for which payment is to be made were not paid or incurred prior to June 24, 2002, and the payment of all amounts requested hereby is consistent in all material respects with the Tax Regulatory Agreement;

     (B) With respect to the item(s) for which payment is to be made, the undersigned has no knowledge of any Lien which should be satisfied or discharged before the payment as requested is made or which will not be discharged by such payment;

     (C) If the amount requested is to reimburse to the Company for costs or expenses of the Company incurred by reason of work performed or supervised by officers or employees of the Company, (1) such officers or employees were specifically employed or designated by the Company for such purpose, (2) the amount to be paid does not exceed the actual cost thereof to the Company, and
(3) such costs or expenses will be treated by the Company on its books as capital expenditures in conformity with generally accepted accounting principles applied on a consistent basis (or would have been so treated either with an election by the Company or but for an election by the Company to deduct the amount of such payment);

     (D) The payment of the amount requested is chargeable to the capital account of the Project for federal income tax purposes, or would be so chargeable either with an election by the Company or but for an election by the Company to deduct the amount of such payment.

     (E) The payment of the amount requested, when added to all other payments previously made from the Project Fund, will not result in (1) less than ninety-five percent (95%) of the proceeds of the Initial Bonds (including any investment earnings on the Initial Bonds) being used for the acquisition, construction, reconstruction or improvement of land or Property subject to the allowance for depreciation provided in Section 167 of the Code paid or incurred after June 24, 2002 or (2) more than two percent (2%) of the proceeds of the Initial Bonds being used to pay issuance costs of the Initial Bonds;

     (F) As of the date of this Request for Disbursement, the representations and covenants made in Section 2.2 of the Installment Sale Agreement are true and correct, and there is no Event of Default under any of the Financing Documents, nor any event, condition or act that, with the passage of time or the giving of notice or both, would ripen into such an Event of Default;

     (G) The names and addresses of the persons to whom disbursement is to be made, the amount to be paid to each, and the description of the purpose for which the requested disbursement from the Project Fund is to be made and the general classification of the expenditure are as set forth on Schedule "A" attached hereto;

     (H)  The disbursement is for a proper expenditure of moneys under Section
4.3 of the Installment Sale Agreement;

     (I) ______________________ percent of the work on the construction and installment of the Project Facility (as defined in the Indenture) has been completed and the undisbursed portion of the Bond Proceeds is sufficient to complete the construction and installation of the Project Facility in accordance with the Plans and Specifications;

     (J) No item(s) for which payment is requested has (have) been the basis for any prior advance of the Bond Proceeds (requests for advances of retainage amounts under any contract relating to the construction of the Facility shall not be deemed made for an item which has been the basis of a prior advance by virtue of requests for advance of amounts covering the cost of such construction, less the retainage amounts);

     (K) The Project Facility has not been materially injured or damaged by fire or other casualty;

     (L) All sums due workmen, suppliers, employees and materialmen have been paid or will be paid from the proceeds of this Advance;

     (M) That none of the items for which requisition is made constitutes personal property (including, without limitation, fixtures and equipment) other than that listed on all accompanying schedules sufficient for identification purposes in connection with the filing of UCC-1 and/or UCC-3 financing statements;

     (N) That all advances for construction and non-construction items shall be for costs actually expended; and

     (O) This Request for Advance is accompanied by bills, bills of sale, invoices or other proof to substantiate the amount requested and the payee.

                                        ANGIODYNAMICS, INC.


                                        BY:
                                           -------------------------------------
                                              Authorized Officer


Payment of the foregoing
Request for Disbursement
is hereby approved by the
undersigned, as issuer
of the Letter of Credit
securing the Bonds.

KeyBank National Association


BY:
   -----------------------------------
      Authorized Officer